AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999
                                                       REGISTRATION NOS. 2-93538
                                                                       811-04116
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT

                                    UNDER THE
                             SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 47

                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 48
                        (CHECK APPROPRIATE BOX OR BOXES)
                             ----------------------
                               ZWEIG SERIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                             ----------------------
             900 THIRD AVENUE, 31ST FLOOR, NEW YORK, NEW YORK 10022
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                      C/O ZWEIG/GLASER SHAREHOLDER SERVICES

                                 (800) 272-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                             ----------------------

                               PAMELA S. SINOFSKY
                               COMPLIANCE OFFICER
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                           HARTFORD, CONNECTICUT 06115
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ----------------------

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[ ] on pursuant to paragraph (b)
|X| 60 days after filing pursuant to paragraph (a)(i)
[ ] on       pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on       pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                               PHOENIX-ZWEIG TRUST

                  Cross Reference Sheet Pursuant to Rule 495(a)

                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                            PROSPECTUS CAPTION

1.     Front and Back Cover Pages.................................       Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.......       Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table.............................       Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,....       Investment Risk and Return Summary; Investment
       and Related Risks..........................................       Strategies; Risks Related to Investment Strategies
5.     Management's Discussion of Fund Performance................       Performance Tables
6.     Management, Organization, and Capital Structure............       Management of the Fund
7.     Shareholder Information....................................       Pricing of Fund Shares; Sales Charges; Your
                                                                         Account; How to Buy Shares; How to Sell Shares;
                                                                         Things to Know When Selling Shares; Account
                                                                         Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements..................................       Sales Charges
9      Financial Highlights Information...........................       Financial Highlights

                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                            STATEMENT OF ADDITIONAL INFORMATION CAPTION
10.    Cover Page and Table of Contents...........................       Cover Page, Table of Contents
11.    Fund History...............................................       The Fund
12.    Description of the Fund and Its Investment Risks...........       Investment Objectives and Policies; Investment
                                                                         Restrictions
13     Management of the Fund.....................................       Management of the Trust
14.    Control Persons and Principal Holders of Securities........       Management of the Trust
15.    Investment Advisory and Other Services.....................       Services of the Adviser; The Distributor;
                                                                         Distribution Plans; Other Information
16     Brokerage Allocation and Other Practices...................       Portfolio Transactions and Brokerage
17     Capital Stock and Other Securities.........................       Other Information
18.    Purchase, Redemption, and Pricing of Shares................       Net Asset Value; How to Buy Shares; Investor
                                                                         Account Services; Redemption of Shares; Tax
                                                                         Sheltered Retirement Plans
19     Taxation of the Fund.......................................       Dividends, Distributions and Taxes
20.    Underwriters...............................................       The Distributor
21     Calculation of Performance Data............................       Performance Information
22.    Financial Statements.......................................       Financial Statements

                                     PART C
                INFORMATION REQUIRED TO BE INCLUDED IN PART C IS
                                 SET FORTH UNDER
              THE APPROPRIATE ITEM, SO NUMBERED, IN PART C OF THIS
                             REGISTRATION STATEMENT.

[triangle] Phoenix-
           Zweig
           Trust


  TABLE OF CONTENTS
--------------------------------------------------------------------------------

  Phoenix-Zweig Trust
     Investment Risk and Return Summary................................     1
  Phoenix-Zweig Appreciation Fund
     Investment Risk and Return Summary................................     4
     Fund Expenses.....................................................     7
  Phoenix-Zweig Foreign Equity Fund
     Investment Risk and Return Summary................................     9
     Fund Expenses.....................................................    12
  Phoenix-Zweig Government Cash Fund
     Investment Risk and Return Summary................................    14
     Fund Expenses.....................................................    16
  Phoenix-Zweig Government Fund
     Investment Risk and Return Summary................................    18
     Fund Expenses.....................................................    20
  Phoenix-Zweig Growth & Income Fund
     Investment Risk and Return Summary................................    22
     Fund Expenses.....................................................    25
  Phoenix-Zweig Managed Assets
     Investment Risk and Return Summary................................    27
     Fund Expenses.....................................................    30
  Phoenix-Zweig Strategy Fund
     Investment Risk and Return Summary................................    32
     Fund Expenses.....................................................    35
  Management of the Funds..............................................    37
  Pricing of Fund Shares...............................................    39
  Sales Charges........................................................    40
  Your Account.........................................................    43
  How to Buy Shares....................................................    44
  How to Sell Shares...................................................    44
  Things You Should Know When Selling Shares...........................    45
  Account Policies.....................................................    46
  Investor Services....................................................    48
  Tax Status of Distributions..........................................    48
  Financial Highlights.................................................    50
  Additional Information...............................................    69

PHOENIX-ZWEIG TRUST
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

THE TRUST
There are seven Phoenix-Zweig Mutual Funds. Together they make up the Phoenix-Zweig Trust. Each has its own investment policies designed to help you achieve your goals.


INVESTMENT OBJECTIVES
All of the Trust's funds, except for the Government Cash Fund, strive to increase the value of your investment over the long-term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. The Government and Government Cash Funds focus on returning high current income, as does the Growth & Income Fund, but to a lesser extent. The Government Cash Fund also strives to maintain liquidity and preserve capital. Managed Assets strives to increase the value of your investment from capital appreciation, dividends and interest. Managed Assets' objective may be changed without shareholder approval.

There is no guarantee that the funds will achieve their objectives.

PRINCIPAL INVESTMENT STRATEGIES
[arrow] The fund's adviser, Zweig/Glaser Advisers, is responsible for managing the fund's investment program, selecting specific securities for the fund and maintaining the general operations of the fund.

[arrow] The subadviser, Zweig Consulting LLC, determines what percentage of the funds' assets should be allocated to stocks, bonds and cash equivalents. Dr. Martin E. Zweig, President of Zweig Consulting LLC, developed the asset allocation strategy that he and his team employ. Dr. Zweig has been a regular panelist on PBS television's Wall $treet Week with Louis Rukeyser for 24 years and, in 1992, was inducted into the program's Hall of Fame. He is also the author of the books Winning on Wall Street, The ABCs of Market Forecasting and Winning with New IRAs.

[arrow] The subadviser's investment approach relies on fundamental and technical indicators to measure the risk and reward characteristics of the stock and bond markets. The three main groups of indicators are:

         o Monetary indicators, including the trend of interest rates; Federal Reserve policy, commodity prices, and industrial production;

         o Sentiment indicators, including mutual funds' cash-to-assets ratio, foreign buying and selling, and volume of initial and secondary public offerings; and

                                                           Phoenix-Zweig Trust 1

         o Momentum indicators, including new highs and lows, up-volume-to-down volume, and divergences between large- and small-company stocks.

         As the indicators point to increasing levels of market risk, the funds may gradually reduce their market exposure. Not all of the funds' assets may be fully invested throughout bull and bear markets, but, instead, some profits may be left "on the table" as a strategy to limit loss. As a result, the funds may not keep pace with all-equity benchmarks or fully-invested stock funds during bull markets. While the funds attempt to limit losses, it is not possible to eliminate risk entirely.

[arrow] Except for the Government Cash Fund, in managing each fund's exposure to changing stock and bond prices or altering each fund's asset mix, the adviser may employ any type of future or option related to its investments. Transaction costs normally will be lower than purchasing or selling a related security or index, since futures or options require lower margin deposits, currently 2% to 5% of the position size, than securities. The fund may maintain a futures position should the index future reflect a better price than purchasing the underlying security.

[arrow] Each fund, with the exception of the Government Cash Fund, may sell a security or future short when the adviser believes that the price of the security or future may decline or the reduction of portfolio exposure to changing securities prices will be better accomplished than by selling the securities themselves. The adviser cannot guarantee successfully avoiding loss from such declines. The Foreign Equity Fund and Managed Assets may sell short any currency interest, as well as securities and futures.

[arrow] As part of its investment strategy, the funds may engage in active and frequent trading of portfolio securities to achieve their objectives. This may result in a higher portfolio turnover rate than that of other mutual funds. High portfolio turnover rates may increase costs to the funds and may negatively affect the funds. (A portfolio turnover rate in excess of 100% may be deemed to be high.) They may also increase capital gains distributions which may result in greater tax liability to you.

In addition to the above strategies, each fund has its own investment strategies that you should note as you read through the following "Principal Investment Strategies" sections.

PRINCIPAL RISKS
If you invest in these funds, you risk that you may lose your investment.

GENERAL
The funds' focus is capital appreciation. The adviser intends to invest fund assets so that your shares increase in value. However, the value of the fund's investments that support your share value can decrease as well as increase. Decreases can occur for a number of reasons, including changing economic, industry and market conditions. If, between the time you purchase shares and the time you sell shares, the value of the fund's investments decreases, you will lose money.


2 Phoenix-Zweig Trust

In addition, specific companies chosen for fund investment may fail to perform as the adviser expected even despite economic, industry, and market trends.

Unlike cash held in a bank, investments in the funds, and particularly the Government and Government Cash Funds, are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

All funds may invest in futures and options with the exception of the Government Cash Fund. Futures and options involve market risk in excess of their value. If the fund cannot close out its futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing the transaction cost.

The liquidity of the futures and options market in part determines their value. Should liquidity be adversely affected by market factors, then the price differential of the future or option may result in a loss. The lower margin deposits may attract more speculators and result in price distortions.

For all funds, except the Government Cash Fund, should the adviser decide to sell a security short, it may result in increased trading, which may result in increased transaction costs for the fund, including brokerage commissions. It may also result in realization of net short-term capital gains taxable as ordinary income to shareholders.

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.

In addition to these general risks of investing in the funds, there are several specific risks that you should note as you read through each fund's "Principal Risks" section.


                                                           Phoenix-Zweig Trust 3

PHOENIX-ZWEIG APPRECIATION FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
[arrow] The fund will invest in a diversified portfolio of small company and larger-company stocks. The fund attempts to capitalize on smaller companies' volatile markets whose ups and downs may contribute to substantial gains.

[arrow] The portfolio managers select up to 700 small-company stocks that have market capitalizations ranging from $262 million to $1.5 billion or an average trading volume of approximately $3.3 million.

         Generally, anticipated price increases, trading volume and market capitalizaiton form the basis for security choices.

[arrow] The fund may invest up to 15% of its net assets in foreign securities that are not publicly traded in the United States. Since foreign countries may offer potentially more growth than the U.S. as new markets or industries open, the fund may attempt to capitalize on such growth.

[arrow] The fund may invest in U.S. government securities with maturities of five years or less. In choosing among such securities, the manager focuses on interest rate levels and the market's perception of the issuer when attempting to anticipate the profitability of the bonds. The manager can attempt to minimize the risks associated with bond maturity duration by altering the mix of short-, medium- and long-term bonds.

[arrow] Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the manager may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. These "cash equivalents" may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations.

PRINCIPAL RISKS
Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. As a result, their volatile markets may contribute to greater investment risk.

Gains generally depend on the ability of the adviser to anticipate correctly an increase in securities or futures prices. Securities or futures prices may not increase as anticipated, and the fund may experience a loss.

4 Phoenix-Zweig Appreciation Fund

If the fund purchases a bond or stock with delivery and payment deferred to a future date, then, when payment is due, the new security's value may not match the value given.

Foreign investments include added risks of political and economic uncertainty, as well as less public information about investments, that may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

Not all U.S. Government securities are backed by the full faith and credit of the United States. Should the issuer default in its obligations or go bankrupt, you risk decreasing the value of your investment.

A bond's duration measures its sensitivity to changes in interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. Should interest rates rise, the value of the bonds will decline, and the value of your investment may decrease as well.

In addition to price fluctuations based on changes in interest rates and the market's perception of the issuer, mortgage securities and collateralized mortgage obligations also are subject to prepayment risk which can result in the proceeds being reinvested at a lower rate of interest and loss of any premium. This typically occurs when homeowners refinance their mortgages at lower rates.



                                              Phoenix-Zweig Appreciation Fund  5

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Appreciation Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year.(1) The table shows how the fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

APPRECIATION FUND
[graphic omitted]

    Calendar Year         Annual Return(%)
        1992                   9.5
        1993                  14.7
        1994                  -1.8
        1995                  24.0
        1996                  15.4
        1997                  23.8
        1998                  -1.0

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 15.0% (quarter ending December 31, 1998) and the lowest return for a quarter was (20.6)% (quarter ending September 30, 1998). Year to date performance through March 31, 1999 is ______%.


-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns               One         Five
   (for the periods ending 12/31/98)(1)      Year         Years                 Life of the Fund(2)
-----------------------------------------------------------------------------------------------------------------
                                                                     Class A    Class B    Class C     Class I

-----------------------------------------------------------------------------------------------------------------
   Class A Shares                           (6.4)%        10.2%       11.3%       --          --         --
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                           (6.6)%         --          --        10.2%        --         --
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                           (2.9)%        10.7%        --         --        10.5%        --
-----------------------------------------------------------------------------------------------------------------
   Class I Shares                           (0.7)%         --          --         --          --        13.3%
-----------------------------------------------------------------------------------------------------------------
   Russell 2000 Index(3)                    (2.6)%        11.9%       14.6%      11.0%      12.6%       11.8%
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since October 7, 1991, Class B shares since April 8, 1996, Class C Shares since February 4, 1992 and Class I Shares since November 1, 1996.

(3) The Russell 2000 Index is an unmanaged, commonly used measure of mid-cap to small-cap stock performance on a weighted basis. The index's performance does not reflect sales charges.


6 Phoenix-Zweig Appreciation Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B       CLASS C       CLASS I
                                                                  SHARES        SHARES        SHARES       SHARES
                                                                  ------        ------        ------       ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                     5.50%          None          None         None
Maximum Deferred Sales Charge (load) (as a percentage of          None(a)        5%(b)      1.25% during    None
the lesser of the value redeemed or the amount invested)                                   the first year
Maximum Sales Charge (load) Imposed on Reinvested Dividends        None          None          None         None
Redemption Fee                                                     None          None          None         None
Exchange Fee                                                       None          None          None         None

                                                              --------------------------------------------------------

                                                                 CLASS A       CLASS B       CLASS C       CLASS C
                                                                  SHARES        SHARES        SHARES       SHARES
                                                                  ------        ------        ------       ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                   1.00%         1.00%         1.00%         1.00%
Distribution and Service (12b-1) Fees (c)                         0.30%         1.00%          N/A           N/A
Other Expenses                                                    0.22%         0.22%         0.22%         0.22%
                                                                  ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                              1.52%         2.22%         1.22%         1.22%
                                                                  ====          ====          ====          ====

------------------
(a) A 1% CDSC is imposed on redemptions within 18 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               Phoenix-Zweig Appreciation Fund 7


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $696                 $1,004                 $1,333                $2,263
-----------------------------------------------------------------------------------------------------------------

   Class B                      $725                   $994                 $1,390                $2,295
-----------------------------------------------------------------------------------------------------------------

   Class C                      $350                   $694                 $1,190                $2,554
-----------------------------------------------------------------------------------------------------------------

   Class I                      $124                   $387                   $670                $1,477
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:



-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $696                 $1,004                 $1,333                $2,263
-----------------------------------------------------------------------------------------------------------------

   Class B                      $225                   $694                 $1,190                $2,295
-----------------------------------------------------------------------------------------------------------------

   Class C                      $225                   $694                 $1,190                $2,554
-----------------------------------------------------------------------------------------------------------------

   Class I                      $124                   $387                   $670                $1,477
-----------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Please refer to "Management of the Funds" on page ___ for a description of the investment advisers, management fees and portfolio managers.


8  Phoenix-Zweig Appreciation Fund

PHOENIX-ZWEIG FOREIGN EQUITY FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
[arrow] Under normal circumstances, the fund will invest at least 65% of its assets in foreign equity securities.

[arrow] Currently, securities are selected from approximately 22 countries. The subadverser may change asset and/or geographic allocations among countries if countries' market capitalizations or economic growth change.

[arrow] Forward currency exchange contracts, options and futures related to foreign currencies, and securities indexed to foreign currencies may be included in the fund's portfolio to take advantage of currency fluctuations. Currency exchange contracts are agreements to exchange one currency for another at a set rate on a future date. They may be used to lock in an exchange rate for purchases of securities denominated in foreign currencies.

[arrow] Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the manager may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. These "cash equivalents" may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations.

PRINCIPAL RISKS
The fund invests in companies in foreign countries. Political and economic uncertainty, as well as less public information about investments, may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. The securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

Foreign transactions may result in higher transaction costs due to: generally higher commission rates; foreign taxes withheld on dividends and interest withheld prior to receipt by the fund; investment or exchange control regulations; and potential restrictions on the flow of international capital.

The European conversion to the common currency called the "Euro" may adversely affect fund securities. For example, market uncertainties, increased price transparency, and shifting pricing information in the European markets may expose the fund's investments to increased risk and volatility.


                                             Phoenix-Zweig Foreign Equity Fund 9

Foreign securities, as well as the issuers of those securities, held by the fund may not be registered with nor subject to the reporting requirements of the U.S. Securities and Exchange Commission.

The adviser purchases securities in anticipation of a price increase. Securities prices may not increase as anticipated. Moreover, the value of your shares may decrease if conditions are worse than expected in the overall economy, whether foreign or domestic, or specific industries or companies in which the fund invests.

Currency exchange contracts involve the risk that currency movements will be inaccurately predicted, in which case the fund's return would be adversely affected. In addition, some futures and forward exchange currency contracts are customized financial contracts between two parties which subject them to the additional risk that the counterparty will not meet its obligations. They also may be less liquid and more difficult to value than standardized contracts traded on a regulated exchange.


10  Phoenix-Zweig Foreign Equity Fund

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Foreign Equity Fund. The bar chart shows the Class A Shares performance.(1) The table shows how the fund's average annual return compares to that of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

FOREIGN EQUITY FUND
[graphic omitted]

    Calendar Year         Annual Return(%)
        1998                  9.1

(1) The fund's average annual return in the chart above does not reflect the deduction of any sales charges. The return would have been less than that shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 13.4% (quarter ending March 31, 1998) and the lowest return for a quarter was (13.3)% (quarter ending September 30, 1998). Year to date performance through March 31, 1999 is ___%.


-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns                One
   (for the periods ending 12/31/98)(1)       Year                        Life of the Fund(2)
-----------------------------------------------------------------------------------------------------------------
                                                           Class A       Class B       Class C       Class I
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                             3.1%           3.8%           --            --            --
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                             2.9%            --           3.6%           --            --
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                             6.9%            --            --           8.5%           --
-----------------------------------------------------------------------------------------------------------------
   Class I Shares                             9.3%            --            --            --           9.6%
-----------------------------------------------------------------------------------------------------------------
   Morgan Stanley World (excluding U.S.)      19.1%         14.7%         14.7%         14.7%         14.7%
   Index(3)
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A, B, C and I Shares since November 21, 1997.

(3) The Morgan Stanley World Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. The index does not reflect sales charges.


                                            Phoenix-Zweig Foreign Equity Fund 11

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B       CLASS C       CLASS I
                                                                  SHARES        SHARES        SHARES        SHARES
                                                                  ------        ------        ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                     5.50%          None          None          None
Maximum Deferred Sales Charge (load) (as a percentage of         None(b)        5%(c)      1.25% during      None
the lesser of the value redeemed or the amount invested)                                  the first year
Maximum Sales Charge (load) Imposed on Reinvested Dividends        None          None          None          None
Redemption Fee                                                     None          None          None          None
Exchange Fee                                                       None          None          None          None
                                                              ---------------------------------------------------------

                                                                 CLASS A       CLASS B       CLASS C       CLASS I
                                                                  SHARES        SHARES        SHARES        SHARES
                                                                  ------        ------        ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                   1.00%         1.00%         1.00%         1.00%
Distribution and Service (12b-1) Fees (d)                         0.30%         1.00%         1.00%          N/A
Other Expenses                                                    2.70%         2.70%         2.70%         2.70%
                                                                  ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES (A)                          4.00%         4.70%         4.70%         3.70%
                                                                  ====          ====          ====          ====


(a) The manager has voluntarily undertaken to limit the expenses of the fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees, and extraordinary expenses) until April 30, 2000 to 1.50% of its average net assets. Total Annual Fund Operating Expenses after expense reimbursement (if applicable) are 1.80% for Class A Shares, 2.50% for Class B Shares, 2.50% for Class C Shares, and 1.50% for Class I Shares.

(b) A 1% CDSC is imposed on redemptions within 18 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Sales Charges" in the Statement of Additional Information.

(c) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


12 Phoenix-Zweig Foreign Equity Fund


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $930                 $1,701                 $2,488                $4,524
-----------------------------------------------------------------------------------------------------------------

   Class B                      $977                 $1,770                 $2,719                $5,158
-----------------------------------------------------------------------------------------------------------------

   Class C                      $602                 $1,470                 $2,519                $5,408
-----------------------------------------------------------------------------------------------------------------

   Class I                      $372                 $1,132                 $1,911                $3,950
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $930                 $1,701                 $2,488                $4,524
-----------------------------------------------------------------------------------------------------------------

   Class B                      $477                 $1,470                 $2,519                $5,158
-----------------------------------------------------------------------------------------------------------------

   Class C                      $477                 $1,470                 $2,519                $5,408
-----------------------------------------------------------------------------------------------------------------

   Class I                      $372                 $1,132                 $1,911                $3,950
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's manager. Refer to the section "Management of the Funds" for information about expense reimbursement.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER
Please refer to "Management of the Funds" on page ___ for a description of the investment advisers, management fees and portfolio managers.



                                            Phoenix-Zweig Foreign Equity Fund 13

PHOENIX-ZWEIG GOVERNMENT CASH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
[arrow] The goal of the fund is to maintain a stable share price of $1.00, making it a convenient money market fund in which to invest idle cash.

[arrow]  The fund will invest exclusively in the following instruments:

         o short-term securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities; and

         o  repurchase agreements collateralized by such securities.

         U.S. Government securities are considered to be of the highest credit quality, yet the primary consideration in choosing among these securities is managing risk related to changes in interest rate levels.

[arrow] The fund will invest in a diversified portfolio of high quality money market instruments with maturities of less than 397 days and the average weighted portfolio will not exceed 90 days.

PRINCIPAL RISKS
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund invests in securities backed by the U.S. Government, its agencies and instrumentalities. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency or instrumentality. The Statement of Additional Information lists agencies and instrumentalities of the U.S. Government.


14 Phoenix-Zweig Government Cash Fund

PERFORMANCE TABLES
The bar chart below provides an indication of the risks of investing in the Phoenix-Zweig Government Cash Fund. The bar chart shows Class A Shares performance from year to year over the life of the fund.(1) The fund's past performance is not necessarily an indication of how the fund will perform in the future.

GOVERNMENT CASH FUND
[graphic omitted]

    Calendar Year         Annual Return(%)
        1995                  5.1
        1996                  4.8
        1997                  5.0
        1998                  4.9


(1) During the period shown in the chart above, the highest return for a quarter was 1.3% (quarter ending June 30, 1995) and the lowest return for a quarter was (1.1)% (quarter ending December 31, 1998). Year to date performance through March 31, 1999 is ____%.

----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98) (1)                  One Year                    Life of the Fund(2)
----------------------------------------------------------------------------------------------------------------
   Class A Shares                                           4.9%                             4.8%
----------------------------------------------------------------------------------------------------------------
   Class B Shares                                           4.2%                             4.2%
----------------------------------------------------------------------------------------------------------------
   Class C Shares                                           4.9%                             4.8%
----------------------------------------------------------------------------------------------------------------
   Class I Shares                                           5.2%                             5.2%
----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect a full redemption in the fund's Class B Shares.

(2) Class A and C Shares since May 1, 1994, Class B Shares since April 8, 1996, and Class I Shares since November 1, 1996. Class M Shares are covered in a separate prospectus.

The fund's 7-day yield on December 31, 1998 was 4.41%.

                                           Phoenix-Zweig Government Cash Fund 15

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B       CLASS C       CLASS I
                                                                 SHARES        SHARES        SHARES        SHARES
                                                                 ------        ------        ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                     None          None          None          None
Maximum Deferred Sales Charge (load) (as a percentage of          None          5%(b)      1.25% during     None
the lesser of the value redeemed or the amount invested)                                  the first year
Maximum Sales Charge (load) Imposed on Reinvested Dividends       None          None          None          None
Redemption Fee                                                    None          None          None          None
Exchange Fee                                                      None          None          None          None
                                                              ---------------------------------------------------------



                                                                 CLASS A       CLASS B       CLASS C       CLASS I
                                                                  SHARES        SHARES        SHARES        SHARES
                                                                  ------        ------        ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.50%         0.50%         0.50%         0.50%
Distribution and Service (12b-1) Fees (c)                         0.30%         1.00%         0.30%          N/A
Other Expenses                                                    0.50%         2.20%         0.58%         0.97%
                                                                  ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES (A)                          1.30%         3.70%         1.38%         1.47%
                                                                  ====          ====          ====          ====

(a) The manager has voluntarily undertaken to limit expenses (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 2000 to 0.35% of the fund's average net assets. Total Annual Fund Operating Expenses after expense reimbursement (if applicable) are 0.65% for Class A Shares, 1.35% for Class B Shares, 0.65% for Class C Shares, and 0.35% for Class I Shares.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

16 Phoenix-Zweig Government Cash Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $132                  $412                   $713                 $1,568
-----------------------------------------------------------------------------------------------------------------

   Class B                      $872                 $1,432                 $2,111                $3,162
-----------------------------------------------------------------------------------------------------------------

   Class C                      $266                  $437                   $755                 $1,657
-----------------------------------------------------------------------------------------------------------------

   Class I                      $150                  $465                   $803                 $1,757
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $132                  $412                   $713                 $1,568
-----------------------------------------------------------------------------------------------------------------

   Class B                      $372                 $1,132                 $1,911                $3,162
-----------------------------------------------------------------------------------------------------------------

   Class C                      $141                  $437                   $755                 $1,657
-----------------------------------------------------------------------------------------------------------------

   Class I                      $150                  $465                   $803                 $1,757
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's manager. Refer to the section "Management of the Funds" for information about expense reimbursement.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER
Please refer to "Management of the Funds" on page __ for a description of the investment advisers, management fees and portfolio managers.


                                           Phoenix-Zweig Government Cash Fund 17

PHOENIX-ZWEIG GOVERNMENT FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
[arrow] The fund will invest primarily in U.S. Government and agency securities of all maturities, repurchase agreements collateralized by U.S. Government and agency securities, and also debt securities issued or guaranteed by the U.S. Treasury or a U.S. Government agency or instrumentality.

[arrow] U.S. Government securities are considered to be of the highest credit quality, yet the primary consideration in choosing among these securities is managing risk related to changes in interest rate levels and the market's perception of the issuer. Typically, the longer the duration, the greater the debt security's price movement will be as interest rates change. The fund alters its mix of short-, medium-, and long-term holdings to minimize such interest rate risk.


PRINCIPAL RISKS
The fund will invest primarily in U.S. Government and agency securities. Not all U.S. Government securities are backed by the full faith and credit of the United States. Should the issuer default in its obligations or go bankrupt, you risk losing the value of your investment and receipt of current income. The Statement of Additional Information lists agencies and instrumentalities of the U.S. Government.

A bond's duration measures its sensitivity to changes in interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. Generally as interest rates rise, the value of the bonds declines, and the value of your investment may decrease as well.

In addition to price fluctuations based on changes in interest rates and the market's perception of the issuer, mortgage securities and collateralized mortgage obligations also are subject to prepayment risk which can result in the proceeds being reinvested at a lower rate of interest and loss of any premium. This typically occurs when homeowners refinance their mortgages at lower rates.


18 Phoenix-Zweig Government Fund

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Government Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a ten-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

GOVERNMENT FUND
[graphic omitted]

    Calendar Year         Annual Return(%)
        1989                  12.5
        1990                   6.1
        1991                  14.4
        1992                   4.5
        1993                  10.4
        1994                  -2.8
        1995                  13.8
        1996                  -0.4
        1997                   8.4
        1998                   8.9

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the ten-year period shown in the chart above, the highest return for a quarter was 13.1% (quarter ending December 31, 1998) and the lowest return for a quarter was (19.9)% (quarter ending September 30, 1998). Year to date performance through March 31, 1999 is ____%.


---------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns            One       Five       Ten
   (for the periods ending 12/31/98)(1)   Year      Years      Years             Life of the Fund(2)
                                                                       ----------------------------------------
                                                                        Class A   Class B   Class C  Class I
---------------------------------------------------------------------------------------------------------------
   Class A Shares(4)                      3.7%       4.4%      6.9%       7.0%       --       --        --
---------------------------------------------------------------------------------------------------------------
   Class B Shares                         2.8%        --        --         --       6.1%      --        --
---------------------------------------------------------------------------------------------------------------
   Class C Shares                         7.1%       4.9%       --         --        --      5.8%       --
---------------------------------------------------------------------------------------------------------------
   Class I Shares                         9.3%        --        --         --        --       --       9.9%
---------------------------------------------------------------------------------------------------------------
   Lehman Brothers                        13.5%      9.3%      11.5%      9.7%      9.5%     8.1%      9.7%
   Government Bond Index(3)
---------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since March 25, 1985, Class B Shares since April 8, 1996, Class C Shares since February 4, 1992, and Class I Shares since July 14, 1997.

(3) The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged, commonly used measure of total return performance of short maturity government securities. The index does not reflect sales charges nor allow for direct investment.

(4) Zweig/Glaser assumed responsibility for managing the fund on September 1, 1989.


                                                Phoenix-Zweig Government Fund 19

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B       CLASS C       CLASS I
                                                                  SHARES        SHARES        SHARES        SHARES
                                                                  ------        ------        ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                     4.75%          None          None          None
Maximum Deferred Sales Charge (load) (as a percentage of         None(a)         5%(b)      1.25% during     None
the lesser of the value redeemed or the amount invested)                                   the first year
Maximum Sales Charge (load) Imposed on Reinvested Dividends        None          None          None          None
Redemption Fee                                                     None          None          None          None
Exchange Fee                                                       None          None          None          None
                                                              ---------------------------------------------------------

                                                                 CLASS A       CLASS B       CLASS C       CLASS I
                                                                  SHARES        SHARES        SHARES        SHARES
                                                                  ------        ------        ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.60%         0.60%         0.60%         0.60%
Distribution and Service (12b-1) Fees (c)                         0.30%         1.00%         0.75%          N/A
Other Expenses                                                    0.42%         0.42%         0.42%         0.42%
                                                                  ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                              1.32%         2.02%         1.77%         1.02%
                                                                  ====          ====          ====          ====


(a) A 1% CDSC is imposed on redemptions within 18 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


20 Phoenix-Zweig Government Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $603                  $873                  $1,164                $1,990
-----------------------------------------------------------------------------------------------------------------

   Class B                      $705                  $934                  $1,288                $2,084
-----------------------------------------------------------------------------------------------------------------

   Class C                      $305                  $557                    $959                $2,084
-----------------------------------------------------------------------------------------------------------------

   Class I                      $104                  $325                    $563                $1,248
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $603                  $873                  $1,164                $1,990
-----------------------------------------------------------------------------------------------------------------

   Class B                      $205                  $634                  $1,088                $2,084
-----------------------------------------------------------------------------------------------------------------

   Class C                      $180                  $557                    $959                $2,084
-----------------------------------------------------------------------------------------------------------------

   Class I                      $150                  $465                    $803                $1,757
-----------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER
Please refer to "Management of the Funds" on page __ for a description of the investment advisers, management fees and portfolio managers.


                                                Phoenix-Zweig Government Fund 21

PHOENIX-ZWEIG GROWTH & INCOME FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
[arrow] The fund will invest in up to 300 stocks divided approximately equally between those chosen for their:

         o growth characteristics, which include positive earnings momentum and above-average earnings; and

         o income characteristics, which include above-average dividend yields and favorable dividend growth.

[arrow] The fund may invest up to 15% of its net assets in foreign securities that are not publicly traded in the United States. Since foreign countries may offer potentially more growth than the U.S. as new markets or industries open, the fund may attempt to cash in on such growth.

[arrow] The fund may invest in U.S. government securities with maturities of five years or less. In choosing among such securities, the manager focuses on interest rate levels and the market's perception of the issuer when attempting to anticipate the profitability of the bonds. The manager can attempt to minimize the risks associated with bond maturity duration by altering the mix of short-, medium- and long-term bonds.

[arrow] Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the manager may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. These "cash equivalents" may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations.

PRINCIPAL RISKS
Small and mid-sized capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. As a result, their volatile markets may contribute to greater investment risk. They may be more vulnerable to downturns in industry, economy, or related markets.

Gains generally depend on the ability of the adviser to anticipate correctly an increase in securities or futures prices. Securities or futures prices may not increase as anticipated, and the fund may experience a loss.

If the fund purchases a bond or stock with delivery and payment deferred to a future date, then, when payment is due, the new security's value may not match the value given.


22 Phoenix-Zweig Growth & Income Fund

Foreign investments include added risks of political and economic uncertainty, as well as less public information about investments, that may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

Not all U.S. Government securities are backed by the full faith and credit of the United States. Should the issuer default in its obligations or go bankrupt, you risk decreasing the value of your investment.

A bond's duration measures its sensitivity to changes in interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. Should interest rates rise, the value of the bonds will decline, and the value of your investment may decrease as well.

In addition to price fluctuations based on changes in interest rates and the market's perception of the issuer, mortgage securities and collateralized mortgage obligations also are subject to prepayment risk which can result in the proceeds being reinvested at a lower rate of interest and loss of any premium. This typically occurs when homeowners refinance their mortgages at lower rates.


                                           Phoenix-Zweig Growth & Income Fund 23

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Growth & Income Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

GROWTH & INCOME FUND
[graphic omitted]

    Calendar Year         Annual Return(%)
        1997                  23.1
        1998                  -1.6


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 13.5% (quarter ending December 31, 1998) and the lowest return for a quarter was (18.5)% (quarter ending September 30, 1998). Year to date performance through March 31, 1999 is ___%.


-------------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)   One Year                        Life of the Fund(2)
                                                         ----------------------------------------------------------
                                                          Class A        Class B        Class C        Class I
-------------------------------------------------------------------------------------------------------------------
   Class A Shares                          (7.0)%          6.9%            --             --             --
-------------------------------------------------------------------------------------------------------------------
   Class B Shares                          (7.2)%           --            6.9%            --             --
-------------------------------------------------------------------------------------------------------------------
   Class C Shares                          (3.6)%           --             --            9.0%            --
-------------------------------------------------------------------------------------------------------------------
   Class I Shares                          (1.3)%           --             --             --            10.1%
-------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                        28.6%          28.4%          28.4%          28.4%           28.4%
-------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A, B, C and I Shares since November 26, 1996.

(3) The S&P 500 Index is an unmanaged but commonly used measure of stock total return performance. The index does not reflect sales charges.


24 Phoenix-Zweig Growth & Income Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B       CLASS C       CLASS I
                                                                  SHARES        SHARES        SHARES        SHARES
                                                                  ------        ------        ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                     5.50%          None          None          None
Maximum Deferred Sales Charge (load) (as a percentage of          None(a)        5%(b)      1.25% during     None
the lesser of the value redeemed or the amount invested)                                   the first year
Maximum Sales Charge (load) Imposed on Reinvested Dividends        None          None          None          None
Redemption Fee                                                     None          None          None          None
Exchange Fee                                                       None          None          None          None
                                                              ---------------------------------------------------------

                                                                 CLASS A       CLASS B       CLASS C       CLASS I
                                                                  SHARES        SHARES        SHARES        SHARES
                                                                  ------        ------        ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.75%         0.75%         0.75%         0.75%
Distribution and Service (12b-1) Fees (c)                         0.30%         1.00%         1.00%          N/A
Other Expenses                                                    0.51%         0.51%         0.51%         0.51%
                                                                  ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                              1.56%         2.26%         2.26%         1.26%
                                                                  ====          ====          ====          ====



(a) A 1% CDSC is imposed on redemptions within 18 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           Phoenix-Zweig Growth & Income Fund 25

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $700                 $1,016                 $1,353                $2,304
------------------------------------------------------------------------------------------------------------------

   Class B                      $729                 $1,007                 $1,411                $2,341
------------------------------------------------------------------------------------------------------------------

   Class C                      $354                   $707                 $1,211                $2,600
------------------------------------------------------------------------------------------------------------------

   Class I                      $128                   $400                  $692                 $1,523
------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $700                 $1,016                 $1,353                $2,304
------------------------------------------------------------------------------------------------------------------

   Class B                      $229                   $707                 $1,211                $2,341
------------------------------------------------------------------------------------------------------------------

   Class C                      $229                   $707                 $1,211                $2,600
------------------------------------------------------------------------------------------------------------------

   Class I                      $128                   $400                  $692                 $1,523
------------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER
Please refer to "Management of the Funds" on page __ for a description of the investment advisers, management fees and portfolio managers.


26 Phoenix-Zweig Growth & Income Fund

PHOENIX-ZWEIG MANAGED ASSETS
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
[arrow]  The fund will allocate its assets among domestic and foreign

         o  stocks,

         o  bonds,

         o  short-term debt instruments,

         o  currencies and

         o  currency-related instruments.

         In the U.S., up to 200 stocks will be selected from among approximately 700 stocks that the portfolio manager considers to be comparable in market capitalization and liquidity to the stocks in the Standard & Poor's 500 Index.

[arrow] The fund may invest up to 50% of its assets in foreign securities that are not publicly traded in the United States, but not more than 15% of its assets in any one foreign country. Since foreign countries may offer potentially more growth than the U.S. as new markets or industries open, the fund may attempt to cash in on such growth.

[arrow] The fund may invest up to 60% of its assets in foreign and domestic bonds of all maturities. The adviser considers the bond's ratings, interest rate levels and the market's perception of the issuer when attempting to anticipate the profitability of the bonds. The manager can attempt to minimize the risks associated with bond maturity duration by altering the mix of short-, medium- and long-term bonds.

[arrow] The fund may invest in investment vehicles or groups of foreign stocks that, in the aggregate, are expected to perform similarly to a particular major foreign stock market index and in investment companies that invest in the securities of a particular country.

[arrow] Forward currency exchange contracts, options and futures related to foreign currencies, and securities indexed to foreign currencies may be included in the fund's portfolio to take advantage of currency fluctuations. Currency exchange contracts are agreements to exchange one currency for another at a set rate on a future date. They may be used to lock in an exchange rate for purchases of securities denominated in foreign currencies.

[arrow] Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the manager may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. These "cash equivalents" may include commercial paper,


                                                 Phoenix-Zweig Managed Assets 27
         short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations.

PRINCIPAL RISKS
The fund invests in companies in foreign countries. Political and economic uncertainty, as well as less public information about investments, may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. The securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

Foreign transactions may result in higher transaction costs due to: generally higher commission rates; foreign taxes withheld on dividends and interest withheld prior to receipt by the fund; investment or exchange control regulations; and potential restrictions on the flow of international capital.

The European conversion to the common currency called the "Euro" may adversely affect fund securities. For example, market uncertainties, increased price transparency, and shifting pricing information in the European markets may expose the fund's investments to increased risk and volatility.

Foreign securities, as well as the issuers of those securities, held by the fund may not be registered with nor subject to the reporting requirements of the U.S. Securities and Exchange Commission.

Gains generally depend on the ability of the adviser to anticipate correctly an increase in securities or futures prices. Securities or futures prices may not increase as anticipated, and the fund may experience a loss.

If the fund purchases a bond or stock with delivery and payment deferred to a future date, then, when payment is due, the new security's value may not match the value given.

Investing in other investment companies brings in other investment managers and service providers adding another layer of expenses and reducing the portfolio manager's direct control. Other investment professionals will apply their own financial strategies that may result in a loss.

A bond's duration measures its sensitivity to changes in interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. Should interest rates rise, the value of the bonds will decline, and the value of your investment may decrease as well.

In addition to price fluctuations based on changes in interest rates and the market's perception of the issuer, mortgage securities and collateralized mortgage obligations also are subject to prepayment risk which can result in the proceeds being reinvested at a lower rate of interest and loss of any premium. This typically occurs when homeowners refinance their mortgages at lower rates.

28 Phoenix-Zweig Managed Assets

Currency exchange contracts involve the risk that currency movements will be inaccurately predicted, in which case the fund's return would be adversely affected. In addition, some futures and forward exchange currency contracts are customized financial contracts between two parties which subject them to the additional risk that the counterparty will not meet its obligations. They also may be less liquid and more difficult to value than standardized contracts traded on a regulated exchange.

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Managed Assets. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

MANAGED ASSETS
[graphic omitted]

Calendar Year           Annual Return(%)
        1994                  -2.9
        1995                  16.3
        1996                   9.8
        1997                  15.5
        1998                  14.9

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 9.6% (quarter ending March 31, 1998) and the lowest return for a quarter was 4.2% (quarter ending September 30, 1998).


-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns               One         Five
   (for the periods ending 12/31/98)(1)      Year         Years                 Life of the Fund(2)
                                                                     --------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                     Class A    Class B    Class C     Class I
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                             8.6%         9.2%       9.8%        --          --         --
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                             8.4%         --          --        12.6%        --         --
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                            12.6%         9.7%        --         --        10.1%        --
-----------------------------------------------------------------------------------------------------------------
   Class I Shares                            15.2%         --          --         --          --        16.3%
-----------------------------------------------------------------------------------------------------------------
   50/50 Blend Index(3)                      16.0%        10.7%       11.8%      13.0%      11.8%       13.9%
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's

Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A and Class C Shares since February 8, 1993, Class B Shares since April 8, 1996, and Class I Shares from November 1, 1996.

(3) The 50/50 Blend of the Morgan Stanley Country Index-World and the Salomon Currency Hedged World Government Bond Index is an unmanaged but commonly used measure of stock and bond total return performance. The index does not reflect sales charges.

                                                 Phoenix-Zweig Managed Assets 29

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B       CLASS C       CLASS I
                                                                  SHARES        SHARES        SHARES        SHARES
                                                                  ------        ------        ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                     5.50%          None          None          None
Maximum Deferred Sales Charge (load) (as a percentage of         None(a)        5%(b)      1.25% during      None
the lesser of the value redeemed or the amount invested)                                  the first year
Maximum Sales Charge (load) Imposed on Reinvested Dividends        None          None          None          None
Redemption Fee                                                     None          None          None          None
Exchange Fee                                                       None          None          None          None
                                                              ---------------------------------------------------------

                                                                 CLASS A       CLASS B       CLASS C       CLASS I
                                                                  SHARES        SHARES        SHARES        SHARES
                                                                  ------        ------        ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                   1.00%         1.00%         1.00%         1.00%
Distribution and Service (12b-1) Fees (c)                         0.30%         1.00%         1.00%          N/A
Other Expenses                                                    0.21%         0.21%         0.21%         0.21%
                                                                  ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                              1.51%         2.21%         2.21%         1.21%
                                                                  ====          ====          ====          ====

---------------------
(a) A 1% CDSC is imposed on redemptions within 18 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


30 Phoenix-Zweig Managed Assets

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $695                 $1,001                 $1,328                $2,252
------------------------------------------------------------------------------------------------------------------
   Class B                      $724                   $991                 $1,385                $2,285
------------------------------------------------------------------------------------------------------------------
   Class C                      $349                   $691                 $1,185                $2,544
------------------------------------------------------------------------------------------------------------------
   Class I                      $123                   $384                   $665                $1,466
------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $695                 $1,001                 $1,328                $2,252
------------------------------------------------------------------------------------------------------------------
   Class B                      $224                   $691                 $1,185                $2,285
------------------------------------------------------------------------------------------------------------------
   Class C                      $224                   $691                 $1,185                $2,544
------------------------------------------------------------------------------------------------------------------
   Class I                      $123                   $384                   $665                $1,466
------------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Please refer to "Management of the Funds" on page __ for a description of the investment advisers, management fees and portfolio managers.


                                                 Phoenix-Zweig Managed Assets 31

PHOENIX-ZWEIG STRATEGY FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
[arrow] The fund will invest in primarily mid-sized and large company stocks. Up to 300 highly ranked stocks will be selected from the 1,000 most liquid stocks that:

         o the portfolio manager considers to be comparable to the stocks included in the Standard & Poor's 500 Index;

         o  have a minimum market capitalization of at least $400 million; and

         o have an average daily trading volume of 50,000 shares or $425 million of total assets.

[arrow] The fund may invest up to 15% of its net assets in foreign securities that are not publicly traded in the United States. Since foreign countries may offer potentially more growth than the U.S. as new markets or industries open, the fund can attempt to capitalize on such growth.

[arrow] The fund may invest in U.S. government securities with maturities of five years or less. Not all U.S. Government securities are backed by the full faith and credit of the United States. In choosing among such securities, the manager focuses on interest rate levels and the market's perception of the issuer, among others, when attempting to anticipate the profitability of the bonds. The manager can attempt to minimize the risks associated with bond maturity duration by altering the mix of short- and medium-term bonds.

[arrow] Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the manager may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. These "cash" or "cash equivalents" may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations.

PRINCIPAL RISKS
Mid-sized capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. As a result, their volatile markets may contribute to greater investment risk. They may be more vulnerable to downturns in industry, economy, or related markets.

Gains generally depend on the ability of the adviser to anticipate correctly an increase in securities or futures prices. Securities or futures prices may not increase as anticipated, and the fund may experience a loss.


32 Phoenix-Zweig Strategy Fund

If the fund purchases a bond or stock with delivery and payment deferred to a future date, then, when payment is due, the new security's value may not match the value given.

Foreign investments include added risks of political and economic uncertainty, as well as less public information about investments, that may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

Not all U.S. Government securities are backed by the full faith and credit of the United States. Should the issuer default in its obligations or go bankrupt, you risk decreasing the value of your investment.

A bond's duration measures its sensitivity to changes in interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. Should interest rates rise, the value of the bonds will decline, and the value of your investment may decrease as well.

In addition to price fluctuations based on changes in interest rates and the market's perception of the issuer, mortgage securities and collateralized mortgage obligations also are subject to prepayment risk which can result in the proceeds being reinvested at a lower rate of interest and loss of any premium. This typically occurs when homeowners refinance their mortgages at lower rates.



                                                  Phoenix-Zweig Strategy Fund 33

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Strategy Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

STRATEGY FUND
[graphic omitted]

     Calendar Year        Annual Return(%)
        1990                  -2.2
        1991                  23.4
        1992                   7.6
        1993                  15.0
        1994                   1.1
        1995                  25.1
        1996                  13.0
        1997                  18.1
        1998                  -1.9


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 13.1% (quarter ending December 31, 1998) and the lowest return for a quarter was (19.9)% (quarter ending September 30, 1998). Year to date performance through March 31, 1999 is ___%.


-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns               One         Five
   (for the periods ending 12/31/98)(1)      Year         Years                 Life of the Fund(2)
                                                                     --------------------------------------------
                                                                     Class A    Class B    Class C     Class I
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                           (7.3)%        9.4%         9.9%       --          --         --
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                           (7.5)%         --          --         6.8%        --         --
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                           (3.9)%        9.8%         --         --        10.0%        --
-----------------------------------------------------------------------------------------------------------------
   Class I Shares                           (1.7)%         --          --         --          --        10.1%
-----------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                          28.6%        24.1%       17.9%      30.1%      19.9%       31.6%
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since December 29, 1989, Class B Shares since April 8, 1996, Class C Shares since February 4, 1992, and Class I Shares since November 1, 1996.

(3) The S&P 500 Index is an unmanaged but commonly used measure of stock total return performance. The index does not reflect sales charges.



34 Phoenix-Zweig Strategy Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                CLASS A       CLASS B       CLASS C       CLASS I
                                                                 SHARES        SHARES        SHARES        SHARES
                                                                 ------        ------        ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                     5.50%          None          None          None
Maximum Deferred Sales Charge (load) (as a percentage of         None(a)        5%(b)      1.25% during      None
the lesser of the value redeemed or the amount invested)                                  the first year
Maximum Sales Charge (load) Imposed on Reinvested Dividends       None           None          None          None
Redemption Fee                                                    None           None          None          None
Exchange Fee                                                      None           None          None          None
                                                             ---------------------------------------------------------

                                                                CLASS A       CLASS B       CLASS C       CLASS I
                                                                 SHARES        SHARES        SHARES        SHARES
                                                                 ------        ------        ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                  0.75%          0.75%         0.75%         0.75%
Distribution and Service (12b-1) Fees (c)                        0.30%          1.00%         1.00%          N/A
Other Expenses                                                   0.19%          0.19%         0.19%         0.19%
                                                                 ----           ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.24%          1.94%         1.94%         0.94%
                                                                 ====           ====          ====          ====


(a) A 1% CDSC is imposed on redemptions within 18 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                  Phoenix-Zweig Strategy Fund 35


------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $669                  $922                  $1,194                $1,967
------------------------------------------------------------------------------------------------------------------

   Class B                      $697                  $909                  $1,247                $1,998
------------------------------------------------------------------------------------------------------------------

   Class C                      $322                  $609                  $1,047                $2,264
------------------------------------------------------------------------------------------------------------------

   Class I                       $96                  $300                   $520                 $1,155
------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $669                  $922                  $1,194                $1,967
------------------------------------------------------------------------------------------------------------------

   Class B                      $197                  $609                  $1,047                $1,998
------------------------------------------------------------------------------------------------------------------

   Class C                      $197                  $609                  $1,047                $2,264
------------------------------------------------------------------------------------------------------------------

   Class I                       $96                  $300                   $520                 $1,155
------------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Please refer to "Management of the Funds" on page __ for a description of the investment advisers, management fees and portfolio managers.


36 Phoenix-Zweig Strategy Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE ADVISERS
Zweig/Glaser Advisers LLC ("Zweig/Glaser") is the investment adviser to each of the funds and is located at 900 Third Avenue, New York, NY 10022. Zweig/Glaser acts as investment adviser to two other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1998, Zweig/Glaser was managing eleven funds with net assets of approximately $2.6 billion and acting as administrator to two closed-end funds with more than $1.4 billion in assets. Zweig/Glaser has been managing funds since September 1989.

Zweig/Glaser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a Delaware corporation, located at 56 Prospect St., Hartford, CT 06115. PXP is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. As of December 31, 1998, PXP had over $53.5 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Zweig/Glaser is responsible for managing the fund's investment program, selecting specific securities for the funds, and maintaining the general operations of the fund. Zweig/Glaser manages the fund's assets to conform with the investment policies as described in this prospectus.

Zweig Consulting LLC ("Zweig Consulting"), a New York limited liability company, acts as the investment subadviser for the funds and is located at 900 Third Avenue, New York, NY 10022. Dr. Martin E. Zweig serves as President of the Trust and of Zweig Consulting.

Dr. Zweig and his associates determine the asset allocation strategy for all of the Phoenix-Zweig Mutual Funds except the Government Cash Fund. Dr. Zweig does not select the individual securities to implement the strategy. The portfolio managers select the specific securities for each fund.

The fund pays Zweig/Glaser a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                             Appreciation Fund,
                               Managed Assets,
                                     and           Growth & Income and                           Government
                             Foreign Equity Fund     Strategy Funds       Government Fund        Cash Fund
-----------------------------------------------------------------------------------------------------------------
   Management Fee                   1.00%                 0.75%                0.60%               0.50%
-----------------------------------------------------------------------------------------------------------------

The adviser has voluntarily agreed to assume total operating expenses of the Foreign Equity and Government Cash Funds (excluding interest, taxes, brokerage commissions, 12b-1 fees, and extraordinary expenses) until April 30, 2000 to the extent that such expenses exceed 1.50% and 0.35% of the average annual net asset values, respectively, for each of the funds.

                                                          Phoenix-Zweig Trust 37

Zweig/Glaser pays Zweig Consulting a subadvisory fee of approximately $2,500,000 per year, allocated monthly.

During the funds' last fiscal year, the funds paid total management fees of $20,835,087. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 1.00% for the Appreciation Fund, 1.00% for the Foreign Equity Fund, 0.50% for the Government Cash Fund, 0.60% for the Government Fund, 0.75% for the Growth & Income Fund, 1.00% for Managed Assets, and 0.75% for the Strategy Fund.

The total advisory fees as a percentage of the aggregate net assets of certain of the funds are greater than that for most mutual funds; however, the Trustees have determined that they are comparable to fees charged by other mutual funds whose investment objectives are similar to those of the funds.

PORTFOLIO MANAGEMENT
Investment and trading decisions for the funds are made by a team of managers and analysts. The team leaders, which include David Katzen, Carlton Neel and Beth Abraham, are primarily responsible for the day-to-day investment decisions related to the funds.

David Katzen has been the portfolio manager for the Strategy Fund, Appreciation Fund and Growth & Income Fund since their inceptions. Mr. Katzen is a Senior Vice President of the Trust. Mr. Katzen received his B.A. in Mathematics from City University of New York and an M.A. in Mathematics from Dartmouth College, where he was admitted to the Ph.D. program.

Carlton Neel has been the portfolio manager for Managed Assets and Government Fund since July 5, 1995 and of the Foreign Equity Fund since its inception. Mr. Neel is a First Vice President of the Trust. Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining the Zweig Companies, he was a Vice President with J.P. Morgan & Co., Inc.

Beth Abraham has been the portfolio manager for the Government Cash Fund and an Assistant Vice President of the Trust since 1995. Ms. Abraham's experience includes consulting to the mutual fund industry and acting as a Senior Compliance Examiner in the New York Regional Office of the Securities and Exchange Commission.

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The major systems that would impact the funds with respect to the year 2000 are those of the transfer agent and custodian. The fund has been advised in writing by both the transfer agent and the custodian that they are working to fix, and expect to have fixed in time, all of the issues relating to the year 2000. While management of the fund will continue to monitor the progress of the transfer agent and the custodian in solving the year 2000 problem, no assurance can be given that their systems will be fixed on time, or what the magnitude of the problems would be if such systems are not fixed.

38 Phoenix-Zweig Trust

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?
The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

         o adding the values of all securities and other assets of the fund,

         o subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of the fund.

The Government Cash Fund attempts to stabilize the net asset value of its shares at $1.00 and uses the amortized cost method (which approximates market value) to value its securities.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued using procedures that the Board of Trustees believes reflect the fair value of such securities. Foreign forward currency contracts are valued using forward currency exchange rates supplied by a quotation service. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted for the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time) and as of 2:00 p.m. New York time for the Government Cash Fund. The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).

                                                          Phoenix-Zweig Trust 39

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time), or 2:00 p.m. eastern time for the Government Cash Fund, will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?
The fund presently offers four classes of shares of each fund, and an additional class, Class M Shares, for the Government Cash Fund that is described in a separate prospectus. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.50% of the offering price (5.82% of the amount invested) for the Appreciation Fund, Foreign Equity Fund, Growth & Income Fund, Managed Assets, and Strategy Fund, and 4.75% of the offering price (4.99% of the amount invested) for the Government Fund. The Government Cash Fund has no initial sales charge for Class A Shares. The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. A 1% CDSC is imposed on redemptions


40 Phoenix-Zweig Trust
within the first 18 months of purchases of $1 million or more if originally purchased without an initial sales charge (except for Government Cash Fund). Class A Shares have lower distribution and service fees (0.30%) and pay higher dividends than Class B or Class C Shares.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 6 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of 6 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares seven years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The distributor may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1.25%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees of 1.00%, except for the Government and Government Cash Funds which are 0.75% and 0.30%, respectively, and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

CLASS I SHARES. Class I Shares are offered primarily to persons subject to the Investment Adviser's Code of Ethics relating to personal securities transactions and to tax-exempt retirement plans specifically affiliated with the Investment Adviser, as well as certain institutional investors. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class I Shares. Class I Shares are not available in all states. Please refer to "Alternative Purchase Arrangements" in the Statement of Additional Information to see if you qualify.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's distributor (Phoenix Equity Planning Corporation or "PEPCO").


                                                          Phoenix-Zweig Trust 41

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

AMOUNT OF                                                                SALES CHARGE AS
TRANSACTION                                                              A PERCENTAGE OF
AT OFFERING PRICE                                  --------------------------------------------------------------
(ALL FUNDS, EXCEPT GOVERNMENT                                                                    NET
AND GOVERNMENT                                               OFFERING                           AMOUNT
CASH FUND)                                                    PRICE                            INVESTED
-----------------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.50%                             5.82%
$50,000 but under $100,000                                     4.75                              4.99
$100,000 but under $250,000                                    3.75                              3.90
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  1.75                              1.78
$1,000,000 or more                                             None                              None

GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------
Under $50,000                                                  4.75%                             4.99%
$50,000 but under $100,000                                     4.00                              4.17
$100,000 but under $250,000                                    3.00                              3.09
$250,000 but under $500,000                                    2.25                              2.30
$500,000 but under $1,000,000                                  1.75                              1.78
$1,000,000 or more                                             None                              None

There is no initial sales charge for purchases of the Government Cash Fund's Class A Shares.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND C SHARES
Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

  YEAR       1        2       3       4       5       6        7
-----------------------------------------------------------------
CDSC         5%       4%      3%      3%      2%      1%       0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

  YEAR       1        2+
---------------------------
CDSC         1.25%    0%


42 Phoenix-Zweig Trust

YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares.

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $250 for individual retirement accounts, other retirement accounts, pension and profit-sharing plans, custodial accounts under the Uniform Gift to Minors Act, trusts and estates, qualifying group plans, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no minimum for reinvesting dividends and capital gains into another account.

         o  $1,000 for all other accounts.

Minimum ADDITIONAL investments:

         o  None.

STEP 2.
Your second choice will be what class of shares to buy. The fund offers Class A, Class B and Class C Shares for individual investors, as well as Class I Shares to qualified investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

                                                          Phoenix-Zweig Trust 43

HOW TO BUY SHARES
--------------------------------------------------------------------------------

 ----------------------------- -------------------------------------------------
                               TO OPEN AN ACCOUNT
                               (CLASS A, CLASS B AND CLASS C SHARES)
 ----------------------------- -------------------------------------------------
 Through a financial advisor   Contact your advisor. Some advisors may charge a
                               fee.
 ----------------------------- -------------------------------------------------
 Through the mail              Complete a New Account Application and send it
                               with a check payable to the fund. Mail them to:
                               State Street Bank, P.O. Box 8301, Boston, MA
                               02266-8301.
 ----------------------------- -------------------------------------------------
 By Federal Funds wire         Call us at (800)272-2700.
 ----------------------------- -------------------------------------------------
 By Investo-Matic              Complete the appropriate section on the
                               application and send it with your initial
                               investment payable to the fund. Mail them to:
                               State Street Bank, P.O. Box 8301, Boston, MA
                               02266-8301.
 ----------------------------- -------------------------------------------------
 By telephone exchange         Call us at (800)272-2700.
 ----------------------------- -------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check. These procedures do not apply to sales of Class I Shares.


44 Phoenix-Zweig Trust

------------------------------ -------------------------------------------------
                               TO SELL SHARES
                               (CLASS A, CLASS B AND CLASS C SHARES)
------------------------------ -------------------------------------------------
Through a financial advisor    Contact your advisor. Some advisors may charge
                               a fee.
------------------------------ -------------------------------------------------
Through the mail               Send a letter of instruction and
                               any share certificates (if you hold
                               certificate shares) to: State Street Bank,
                               P.O. Box 8301, Boston, MA 02266-8301. Be
                               sure to include the registered owner's
                               name, fund and account number, number of
                               shares or dollar value you wish to sell.
------------------------------ -------------------------------------------------
By telephone                   For sales up to $50,000 requests can be made by
                               calling (800)272-2700.
------------------------------ -------------------------------------------------
By telephone exchange          Call us at (800)272-2700.
------------------------------ -------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800)272-2700.

REDEMPTIONS BY MAIL
[arrow] If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instruction if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instruction with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 60 days.

                                                          Phoenix-Zweig Trust 45

         o You want the proceeds to go to a different name or address than on the account.

[arrow] If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800)272-2700.

The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE
For 30 days after you have made a partial or complete redemption of your Class A, Class B, Class C or Class I Shares, you may receive a pro rata credit for any CDSC or initial sales charge paid when you reinvest all or part of your redemption proceeds. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800)272-2700 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege. You may exercise this privilege only once a year.

46 Phoenix-Zweig Trust

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your account balance is less than $1,000, you may receive a notice requesting you to bring the balance up to $1,000 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

EXCHANGE PRIVILEGES
You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at
(800)272-2700 or accessing our Web site at www.phoenixinvestments.com.

         o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

         o Exchanges may be made by phone ((800)272-2700) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

         o Class A Shares of the Government Cash Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge. Exchange privileges do not apply to Class M Shares of the Government Cash Fund.

No exchanges may be made between Phoenix-Zweig Trust Funds and other Phoenix Funds.

RETIREMENT PLANS
Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800)243-4361.

                                                          Phoenix-Zweig Trust 47

INVESTOR SERVICES
--------------------------------------------------------------------------------

Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Phoenix-Zweig Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix-Zweig Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. No exchange privilege is available between Phoenix-Zweig Funds and other Phoenix Funds.

Telephone Exchange lets you exchange shares of one Phoenix-Zweig Fund for the same class of shares in another Phoenix-Zweig Fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The fund plans to make distributions from net investment income at intervals stated on the table below and to distribute net realized capital gains, if any, at least annually.

48 Phoenix-Zweig Trust

--------------------------------------------------------------------------------
   FUND                                              DIVIDEND PAID
--------------------------------------------------------------------------------
   Appreciation Fund                                    Annually
--------------------------------------------------------------------------------
   Foreign Equity Fund                                  Annually
--------------------------------------------------------------------------------
   Government Cash Fund                         Monthly (declared Daily)
--------------------------------------------------------------------------------
   Government Fund                                      Monthly
--------------------------------------------------------------------------------
   Growth & Income Fund                               Semiannually
--------------------------------------------------------------------------------
   Managed Assets                                     Semiannually
--------------------------------------------------------------------------------
   Strategy Fund                                      Semiannually
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

Phoenix-Zweig Trust 49

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial information for the current fiscal year ending December 31, 1998 has been audited by PricewaterhouseCoopers, LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


PHOENIX-ZWEIG APPRECIATION FUND


                                                                     CLASS A
                                             -------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,

                                                 1998        1997       1996        1995        1994
                                                 ----        ----       ----        ----        ----
Net asset value, beginning of period           $18.27      $15.90     $15.91      $13.54      $14.33
INCOME FROM INVESTMENT OPERATIONS(2)
  Net investment income (loss)                   0.07        0.10       0.17        0.16        0.16
  Net realized and unrealized gain              (0.32)       3.67       2.25        3.05       (0.43)
                                                -----      ------     ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS            (0.25)       3.77       2.42        3.21       (0.27)
                                                -----      ------     ------      ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.07)      (0.09)     (0.17)      (0.33)      (0.06)
  Dividends from net realized gains             (1.74)      (1.31)     (2.26)      (0.51)      (0.46)
                                                -----      ------     ------      ------      ------
    TOTAL DISTRIBUTIONS                         (1.81)      (1.40)     (2.43)      (0.84)      (0.52)
                                                -----      ------     ------      ------      ------
Change in net asset value                       (2.06)       2.37      (0.01)       2.37       (0.79)
                                                -----      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD                  16.21      $18.27     $15.90      $15.91      $13.54
                                                =====      ======     ======      ======      ======
Total return(1)                                 (0.97)%     23.83%     15.39%      24.00%      (1.83)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $240,900    $293,809   $275,935    $272,590    $213,400
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.52%       1.52%      1.62%       1.63%       1.70%
  Net investment income (loss)                   0.34%       0.61%      1.03%       1.10%       1.09%
Portfolio turnover                                117%         77%        88%         68%         97%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

50 Phoenix-Zweig Trust

--------------------------------------------------------------------------------

PHOENIX-ZWEIG APPRECIATION FUND

                                                            CLASS B                         CLASS I
                                               ------------------------------     ------------------------------
                                                                       FROM                            FROM
                                                   YEAR ENDED       INCEPTION     YEAR ENDED        INCEPTION
                                                  DECEMBER 31,      4/8/96 TO     DECEMBER 31,      11/1/96 TO
                                                 1998        1997    12/31/96       1998      1997   12/31/96
                                                 ----        ----    --------       ----      ----   --------
Net asset value, beginning of period           $18.13      $15.82     $16.34      $18.46    $16.04    $17.28
INCOME FROM INVESTMENT
OPERATIONS(4)
  Net investment income (loss)                  (0.06)      (0.02)      0.03        0.09      0.15      0.04
  Net realized and unrealized gain (loss)       (0.31)       3.64       1.74       (0.29)     3.71      1.02
                                               ------      ------     ------      ------    ------    ------
    TOTAL FROM INVESTMENT
OPERATIONS                                      (0.37)       3.62       1.77       (0.20)     3.86      1.06
                                               ------      ------     ------      ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income             --          --      (0.03)      (0.09)    (0.13)    (0.04)
  Dividends from net realized gains             (1.74)      (1.31)     (2.26)      (1.74)    (1.31)    (2.26)
                                               ------      ------     ------      ------    ------    ------
    TOTAL DISTRIBUTIONS                         (1.74)      (1.31)     (2.29)      (1.83)    (1.44)    (2.30)
                                               ------      ------     ------      ------    ------    ------
Change in net asset value                       (2.11)       2.31      (0.52)      (2.03)     2.42     (1.24)
                                               ------      ------     ------      ------    ------    ------
NET ASSET VALUE, END OF PERIOD                 $16.02      $18.13     $15.82      $16.43    $18.46    $16.04
                                               ======      ======     ======      ======    ======    ======
Total return(1)                                 (1.66)%     22.97%     11.01%(3)   (0.67)%   24.17%     6.30%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $30,370     $22,122     $8,350                $2,735    $2,202
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.22%       2.22%      2.32%(2)    1.22%     1.22%     1.32%(2)
  Net investment income (loss)                  (0.36)%     (0.13)%     0.33%(2)    0.64%     0.90%     1.33%(2)
Portfolio turnover                                117%         77%        88%        117%       77%       88%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                                                      Phoenix-Zweig Trust 51

--------------------------------------------------------------------------------

PHOENIX-ZWEIG APPRECIATION FUND

                                                                              CLASS C
                                                -----------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                   1998         1997            1996            1995         1994
                                                   ----         ----            ----            ----         ----
Net asset value, beginning of period             $18.10       $15.79          $15.83          $13.36       $14.19
INCOME FROM INVESTMENT
OPERATIONS(2)
  Net investment income                           (0.07)       (0.02)           0.06            0.06         0.06
  Net realized and unrealized gain                (0.30)        3.64            2.22            3.03        (0.43)
                                                 ------       ------          ------          ------       ------
    TOTAL FROM INVESTMENT
OPERATIONS                                        (0.37)        3.62            2.28            3.09        (0.37)
                                                 ------       ------          ------          ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income               --           --           (0.06)          (0.11)          --
  Dividends from net realized gains               (1.74)       (1.31)          (2.26)          (0.51)       (0.46)
                                                 ------       ------          ------          ------       ------
    TOTAL DISTRIBUTIONS                           (1.74)       (1.31)          (2.32)          (0.62)       (0.46)
                                                 ------       ------          ------          ------       ------
Change in net asset value                         (2.11)        2.31           (0.04)           2.47        (0.83)
                                                 ------       ------          ------          ------       ------
NET ASSET VALUE, END OF PERIOD                   $15.99       $18.10          $15.79          $15.83       $13.36
                                                 ======       ======          ======          ======       ======
Total return(1)                                   (1.67)%      23.01%          14.54%          23.20%       (2.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $201,789     $248,584        $218,714        $195,204     $139,397
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               2.22%        2.22%           2.32%           2.33%        2.40%
  Net investment income                           (0.36)%      (0.09)%          0.33%           0.40%        0.39%
Portfolio turnover                                  117%          77%             88%             68%          97%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

52 Phoenix-Zweig Trust

-------------------------------------------------------------------------------

PHOENIX-ZWEIG FOREIGN EQUITY FUND

                                                         CLASS A                     CLASS B
                                                ------------------------     -------------------------
                                                                 FROM                         FROM
                                               YEAR ENDED     INCEPTION      YEAR ENDED     INCEPTION
                                              DECEMBER 31,   11/24/97 TO    DECEMBER 31,   11/24/97 TO
                                                   1998        12/31/97         1998         12/31/97
                                                   ----        --------         ----         --------
Net asset value, beginning of period              $11.45        $11.34         $11.45        $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.08          0.01           0.04          0.01
  Net realized and unrealized gain (loss)           0.96          0.11           0.92          0.11
                                                  ------        ------         ------        ------
    TOTAL FROM INVESTMENT OPERATIONS                1.04          0.12           0.96          0.12
                                                  ------        ------         ------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.10)        (0.01)         (0.06)        (0.01)
  Dividends from net realized gains                   --            --             --            --
                                                  ------        ------         ------        ------
    TOTAL DISTRIBUTIONS                            (0.10)        (0.01)         (0.06)        (0.01)
                                                  ------        ------         ------        ------
Change in net asset value                           0.94          0.11           0.90          0.11
                                                  ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                    $12.39        $11.45         $12.35        $11.45
                                                  ======        ======         ======        ======
Total return(1)                                     9.08%         1.09%(3)       8.36%         1.03%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $2,122          $414         $1,873          $713
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                             1.80%         1.80%(2)       2.50%         2.50%(2)
  Net investment income                             1.14%         1.20%(2)       0.44%         0.50%(2)
Portfolio turnover                                    40%           64%(2)         40%           64%(2)

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Includes reimbursement of operating expenses by investment adviser of $0.20 and $0.03 per share (2.20% and 3.35% ratio of expenses to average net assets) for the periods ending December 31, 1998 and 1997, respectively, for each class of shares.

                                                         Phoenix-Zweig Trust 53

------------------------------------------------------------------------------

PHOENIX-ZWEIG FOREIGN EQUITY FUND

                                                         CLASS C                     CLASS I
                                                ------------------------     -------------------------
                                                                 FROM                         FROM
                                               YEAR ENDED     INCEPTION      YEAR ENDED     INCEPTION
                                              DECEMBER 31,   11/24/97 TO    DECEMBER 31,   11/24/97 TO
                                                   1998        12/31/97         1998         12/31/97
                                                   ----        --------         ----         --------
Net asset value, beginning of period              $11.45        $11.34         $11.46        $11.34
INCOME FROM INVESTMENT OPERATIONS

  Net investment income                             0.05          0.01           0.16          0.02
  Net realized and unrealized gain                  0.90          0.11           0.91          0.12
                                                  ------        ------         ------        ------
    TOTAL FROM INVESTMENT OPERATIONS                0.95          0.12           1.07          0.14
                                                  ------        ------         ------        ------
LESS DISTRIBUTIONS

  Dividends from net investment income             (0.07)        (0.01)         (0.18)        (0.02)
  Dividends from net realized gains                   --            --             --            --
                                                  ------        ------         ------        ------

    TOTAL DISTRIBUTIONS                            (0.07)        (0.01)         (0.18)        (0.02)
                                                  ------        ------         ------        ------
Change in net asset value                           0.88          0.11           0.89          0.12
                                                  ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                    $12.33        $11.45         $12.35        $11.46
                                                  ======        ======         ======        ======
Total return(1)                                     8.27%         1.03%(3)       9.32%         1.22%(3)
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (thousands)             $3,384        $1,177         $1,107        $1,012
RATIO TO AVERAGE NET ASSETS OF:

  Operating expenses(4)                             2.50%         2.50%(2)       1.50%         1.50%(2)
  Net investment income                             0.44%          .50%(2)       1.44%         1.50%(2)
Portfolio turnover                                    40%           64%(2)         40%           64%(2)

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Includes reimbursement of operating expenses by investment adviser of $0.20 and $0.03 per share (2.20% and 3.35% ratio of expenses to average net assets) for the periods ending December 31, 1998 and 1997, respectively, for each class of shares.

54 Phoenix-Zweig Trust

-------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                                  CLASS A
                                          ---------------------------------------------------------
                                                                                          FROM
                                                                                        INCEPTION
                                                     YEAR ENDED DECEMBER 31,            5/1/94 TO
                                            1998        1997        1996        1995     12/31/94
                                            ----        ----        ----        ----     --------

Net asset value, beginning of period       $1.00       $1.00       $1.00       $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                     0.05        0.05        0.05        0.05       0.03
TOTAL FROM INVESTMENT OPERATIONS            0.05        0.05        0.05        0.05       0.03
                                           -----       -----       -----       -----      -----
LESS DISTRIBUTIONS
  Dividends from net investment income     (0.05)     (0.05)       (0.05)      (0.05)     (0.03)
Change in net asset value                   0.00        0.00        0.00        0.00       0.00
                                           -----       -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD             $1.00       $1.00       $1.00       $1.00      $1.00
                                           =====       =====       =====       =====      =====
Total return                                4.91%       4.97%       4.83%       5.08%      2.55%(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $8,290      $2,472      $3,360      $3,661     $4,303
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(2)                     0.65%       0.65%       0.65%       0.87%      0.62%(1)
  Net investment income                     4.75%       4.85%       4.73%       4.97%      2.52%(1)

-----------------------------

(1) Not annualized.

(2) Includes reimbursement of operating expenses by investment adviser of $0.007, $0.11, $0.007, and $0.005 (0.65%, 1.09%, 0.66% and 0.47% ratio of expenses to average net assets) per share for the periods ending December 31, 1998, 1997, 1996, and 1995, respectively.

                                                       Phoenix-Zweig Trust 55

-------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                          CLASS B                        CLASS I
                                                ---------------------------     ------------------------------
                                                                     FROM                            FROM
                                                    YEAR ENDED    INCEPTION         YEAR ENDED    INCEPTION
                                                   DECEMBER 31,   4/8/96 TO        DECEMBER 31,    11/1/96
                                                 1998      1997    12/31/96      1998      1997    12/31/96
                                                 ----      ----    --------      ----      ----    --------
Net asset value, beginning of period            $1.00     $1.00     $1.00       $1.00     $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                          0.04      0.04      0.03        0.05      0.05       0.01
                                                -----     -----     -----       -----     -----      -----
    TOTAL FROM INVESTMENT OPERATIONS             0.04      0.04      0.03        0.05      0.05       0.01
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.04)    (0.04)    (0.03)      (0.05)    (0.05)     (0.01)
Change in net asset value                        0.00      0.00      0.00        0.00      0.00       0.00
                                                -----     -----     -----       -----     -----      -----
NET ASSET VALUE, END OF PERIOD                  $1.00     $1.00     $1.00       $1.00     $1.00      $1.00
                                                =====     =====     =====       =====     =====      =====
Total return(1)                                  4.18%     4.24%     3.03%(3)    5.23%     5.28%      0.80%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $1,738      $336       $33      $2,884      $100     $1,401
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                          1.35%     1.35%     1.35%(2)    0.35%     0.35%      0.35%(2)
  Net investment income                          3.97%     4.21%     4.03%(2)    5.15%     5.10%      5.03%(2)

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Includes reimbursement of operating expenses by investment adviser of $0.024, $0.58, and $0.007 (2.35%, 6.14% and 0.60% ratio of expenses to average net assets) for Class B Shares, and $0.011, $0.005, and $0.004 (1.12%, 0.47% and
0.38% ratio of expenses to average net assets) for Class I Shares for the periods ending December 31, 1998, 1997, and 1996, respectively.

56 Phoenix-Zweig Trust

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                                  CLASS C
                                          -----------------------------------------------------------
                                                                                            FROM
                                                                                          INCEPTION
                                                     YEAR ENDED DECEMBER 31,              5/1/94 TO
                                            1998        1997        1996        1995       12/31/94
                                            ----        ----        ----        ----       ----------

Net asset value, beginning of period       $1.00       $1.00       $1.00       $1.00         $1.00
  Net investment income                     0.05        0.05        0.05        0.05          0.03
    TOTAL FROM INVESTMENT OPERATIONS        0.05        0.05        0.05        0.05          0.03
                                           -----       -----       -----       -----         -----
LESS DISTRIBUTIONS
  Dividends from net investment income     (0.05)      (0.05)      (0.05)      (0.05)        (0.03)
Change in net asset value                   0.00        0.00        0.00        0.00          0.00
                                           -----       -----       -----       -----         -----
NET ASSET VALUE, END OF PERIOD             $1.00       $1.00       $1.00       $1.00         $1.00
                                           =====       =====       =====       =====         =====
Total return(1)                             4.91%       4.97%       4.83%       5.08%         2.55%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $6,624      $2,661      $4,535      $4,458        $5,040
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                     0.65%       0.65%       0.65%       0.87%         0.61%(2)
  Net investment income                     4.73%       4.84%       4.73%       4.97%         2.52%(2)

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Includes reimbursement of operating expenses by investment adviser of $0.007, $0.01, $0.006, and $0.003 (0.73%, 1.00%, 0.60% and 0.28% ratio of expenses to average net assets) per share for the periods ending December 31, 1998, 1997, 1996, and 1995, respectively.

                                                      Phoenix-Zweig Trust 57

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT FUND


                                                                     CLASS A
                                              -----------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,

                                                 1998        1997        1996          1995          1994
                                                 ----        ----        ----          ----          ----
Net asset value, beginning of period           $10.09       $9.81      $10.39         $9.63        $10.43
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.53        0.52        0.53          0.52(1)       0.50
  Net realized and unrealized gain               0.35        0.28       (0.58)         0.77         (0.79)
                                               ------      ------       -----        ------         -----
    TOTAL FROM INVESTMENT OPERATIONS             0.88        0.80       (0.05)         1.29         (0.29)
                                               ------      ------       -----        ------         -----
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.53)      (0.52)      (0.53)        (0.53)        (0.51)
  Dividends from net realized gains                --          --          --            --            --
                                               ------      ------       -----        ------         -----
    TOTAL DISTRIBUTIONS                         (0.53)      (0.52)      (0.53)        (0.53)        (0.51)
                                               ------      ------       -----        ------         -----
Change in net asset value                        0.35        0.28       (0.58)         1.03         (0.80)
                                               ------      ------       -----        ------         -----
NET ASSET VALUE, END OF PERIOD                 $10.44      $10.09       $9.81        $10.39         $9.63
                                               ======      ======       =====        ======         =====
Total return(2)                                  8.91%       8.42%      (0.42)%       13.84%        (2.83)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $29,767     $28,062     $33,848       $42,207       $47,622
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.32%       1.36%       1.14%(3)      1.26%         1.28%
  Net investment income (loss)                   5.09%       5.26%       5.25%         5.22%         5.07%
Portfolio turnover                                 48%        128%        170%          195%          191%

-----------------------------

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Includes reimbursement of operating expenses by investment adviser of $0.002 (0.22% ratio of expenses to average net assets).

58 Phoenix-Zweig Trust

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT FUND

                                                       CLASS B                       CLASS I
                                          ---------------------------------   --------------------------
                                                                     FROM                        FROM
                                                YEAR ENDED       INCEPTION      YEAR ENDED   INCEPTION
                                                DECEMBER 31,     4/8/96 TO     DECEMBER 31,  7/14/97 TO
                                             1998       1997     12/31/96         1998        12/31/97
                                             ----       ----     --------        -----     ------------
Net asset value, beginning of period       $10.15      $9.86       $9.76         $10.11          $9.88
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.44       0.46        0.29           0.55           0.26
  Net realized and unrealized gain (loss)    0.37       0.26        0.11           0.37           0.23
                                           ------     ------       -----         ------         ------
    TOTAL FROM INVESTMENT OPERATIONS         0.81       0.72        0.40           0.92           0.49
                                           ------     ------       -----         ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income      (0.44)     (0.43)      (0.30)         (0.55)         (0.26)
  Dividends from net realized gains            --         --          --             --             --
                                           ------     ------       -----         ------         ------
    TOTAL DISTRIBUTIONS                     (0.44)     (0.43)      (0.30)         (0.55)         (0.26)
                                           ------     ------       -----         ------         ------
Change in net asset value                    0.37       0.29        0.10           0.37           0.23
                                           ------     ------       -----         ------         ------
NET ASSET VALUE, END OF PERIOD             $10.52     $10.15       $9.86         $10.48         $10.11
                                           ======     ======       =====         ======         ======
Total return(1)                              8.20%      7.55%(4)    4.16%(4)       9.33%          5.01%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $2,199     $1,215        $513         $3,088         $1,050
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         2.02%      2.06%(3)    1.84%(2)(3)    1.02%          1.06%(3)
  Net investment income (loss)               4.39%      4.56%       4.55%(3)       5.39%          5.56%(3)
Portfolio turnover                             48%       128%        170%            48%           128%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Includes reimbursement of operating expenses by investment adviser of $0.003 per share (0.26% ratio of expenses to average net assets) for Class B Shares.

(3) Annualized.

(4) Not annualized.

                                                          Phoenix-Zweig Trust 59

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT FUND

                                                                       CLASS C
                                             ---------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,

                                               1998         1997        1996         1995         1994
                                               ----         ----        ----         ----         ----
Net asset value, beginning of period         $10.08        $9.81      $10.38        $9.62       $10.40
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                 0.47         0.48        0.49         0.48(1)      0.46
  Net realized and unrealized gain             0.36         0.27      (0.58)         0.76        (0.79)
                                             ------       ------       -----       ------        -----
    TOTAL FROM INVESTMENT OPERATIONS           0.81         0.75      (0.09)         1.24        (0.33)
                                             ------       ------       -----       ------        -----
LESS DISTRIBUTIONS
  Dividends from net investment income        (0.44)       (0.48)      (0.48)       (0.48)       (0.45)
  Dividends from net realized gains              --           --          --           --           --
                                             ------       ------       -----       ------        -----
    TOTAL DISTRIBUTIONS                       (0.44)       (0.48)      (0.48)       (0.48)       (0.45)
                                             ------       ------       -----       ------        -----
Change in net asset value                      0.34         0.27       (0.57)        0.76        (0.78)
                                             ------       ------       -----       ------        -----
NET ASSET VALUE, END OF PERIOD               $10.42       $10.08       $9.81       $10.38        $9.62
                                             ======       ======       =====       ======        =====
Total return(2)                                8.46%        7.86%      (0.82)%      13.27%       (3.18)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $11,859      $10,199     $14,330      $19,778      $22,599
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.77%        1.81%       1.59%(3)     1.71%        1.73%
  Net investment income (loss)                 4.64%        4.81%       4.80%        4.77%        4.62%
Portfolio turnover                               48%         128%        170%         195%         191%

-----------------------------

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Includes reimbursement of operating expenses by investment adviser of $0.002 per share (0.22% ratio of expenses to average net assets).

60 Phoenix-Zweig Trust

-------------------------------------------------------------------------------

PHOENIX-ZWEIG GROWTH & INCOME FUND

                                                           CLASS A                                     CLASS B
                                               -----------------------------------      ----------------------------------------
                                                                          FROM                                       FROM
                                                     YEAR ENDED         INCEPTION              YEAR ENDED         INCEPTION
                                                    DECEMBER 31,       11/26/96 TO            DECEMBER 31,         11/26/96
                                                 1998        1997        12/31/96          1998          1997      12/31/96
                                                 ----        ----        --------          ----          ----      --------
Net asset value, beginning of period           $13.73      $11.37        $11.34          $13.73        $11.37       $11.34
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income                          0.11        0.24          0.01            0.02          0.16         0.01
  Net realized and unrealized gain (loss)       (0.33)       2.36          0.03           (0.34)         2.36         0.03
                                               ------      ------        ------          ------        ------       ------
    TOTAL FROM INVESTMENT OPERATIONS            (0.22)       2.60          0.04           (0.32)         2.52         0.04
                                               ------      ------        ------          ------        ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.11)      (0.24)        (0.01)          (0.02)        (0.16)       (0.01)
  Dividends from net realized gains                --          --            --              --            --           --
                                               ------      ------        ------          ------        ------       ------
    TOTAL DISTRIBUTIONS                         (0.11)      (0.24)        (0.01)          (0.02)        (0.16)       (0.01)
                                               ------      ------        ------          ------        ------       ------
Change in net asset value                       (0.33)       2.36          0.03           (0.34)         2.36         0.03
                                               ------      ------        ------          ------        ------       ------
NET ASSET VALUE, END OF PERIOD                 $13.40      $13.73        $11.37          $13.39        $13.73       $11.37
                                               ======      ======        ======          ======        ======       ======
Total return(1)                                 (1.61)%     23.12%         0.39%(4)       (2.33)%       22.29%        0.33%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $8,172      $6,836        $2,508         $16,416       $11,920       $2,693
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.56%(2)    1.30%(2)      1.30%(2)(3)     2.26%(2)      2.00%(2)     2.00%(2)(3)
  Net investment income                          0.82%       2.26%         1.47%(3)        0.12%         1.56%        0.77%(3)
Portfolio turnover                                152%        120%            2%            152%          120%           2%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Includes reimbursement of operating expenses by investment adviser of $0.005, $0.08 and $0.021 (0.05%, 0.70% and 2.07% ratio of expenses to average net assets) per share for the periods ending December 31, 1998, 1997, and 1996, respectively.

(3) Annualized.

(4) Not annualized.

                                                         Phoenix-Zweig Trust 61

-------------------------------------------------------------------------------

PHOENIX-ZWEIG GROWTH & INCOME FUND

                                                         CLASS C                                    CLASS I
                                               -----------------------------------      ---------------------------------------
                                                                           FROM                                     FROM
                                                     YEAR ENDED         INCEPTION             YEAR ENDED         INCEPTION
                                                    DECEMBER 31,       11/26/96 TO           DECEMBER 31,         11/26/96
                                                 1998        1997        12/31/96         1998          1997      12/31/96
                                                 ----        ----        --------         ----          ----      --------
Net asset value, beginning of period           $13.71      $11.38        $11.34         $13.77        $11.37       $11.34
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income                          0.02        0.17          0.01           0.15          0.24         0.02
  Net realized and unrealized gain (loss)       (0.34)       2.33          0.04          (0.33)         2.40         0.03
                                               ------      ------        ------         ------        ------       ------
    TOTAL FROM INVESTMENT OPERATIONS            (0.32)       2.50          0.05          (0.18)         2.64         0.05
                                               ------      ------        ------         ------        ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.02)      (0.17)        (0.01)         (0.15)        (0.24)       (0.02)
  Dividends from net realized gains                --          --            --             --            --           --
                                               ------      ------        ------         ------        ------       ------
    TOTAL DISTRIBUTIONS                         (0.02)      (0.17)        (0.01)         (0.15)        (0.24)       (0.02)
                                               ------      ------        ------         ------        ------       ------
Change in net asset value                       (0.34)       2.33          0.04          (0.33)         2.40         0.03
                                               ------      ------        ------         ------        ------       ------
NET ASSET VALUE, END OF PERIOD                 $13.37      $13.71        $11.38         $13.44        $13.77       $11.37
                                               ======      ======        ======         ======        ======       ======
Total return(1)                                 (2.34)%     22.15%         0.42%(4)      (1.31)%       23.42%        0.41%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $114,364     $13,525        $4,509         $1,664        $1,686         $101
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.26%(2)    2.00%(2)      2.00%(2)(3)    1.26%(2)      1.00%(2)     1.00%(2)(3)
  Net investment income                          0.12%       1.56%         0.77%(3)       1.12%         2.56%        1.77%(3)
Portfolio turnover                                152%        120%            2%           152%          120%           2%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Includes reimbursement of operating expenses by investment adviser of $0.005, $0.08 and $0.021 per share (0.05%, 0.70% and 2.07% ratio of expenses to net assets) for the periods ending December 31, 1998, 1997 and 1996, respectively.

(3) Annualized.

(4) Not annualized.

62 Phoenix-Zweig Trust

--------------------------------------------------------------------------------

PHOENIX-ZWEIG MANAGED ASSETS

                                                                       CLASS A
                                             ---------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                               1998         1997        1996         1995         1994
                                               ----         ----        ----         ----         ----
Net asset value, beginning of period         $12.72       $12.75      $12.48       $11.76       $12.38
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.38         0.13        0.35         0.47         0.33
  Net realized and unrealized gain             1.50         1.83        0.86         1.40        (0.69)
                                             ------       ------      ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS           1.88         1.96        1.21         1.87        (0.36)
                                             ------       ------      ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income        (0.38)          --       (0.45)       (0.75)       (0.26)
  Dividends from net realized gains           (0.04)       (1.99)      (0.49)       (0.40)          --
                                             ------       ------      ------       ------       ------
    TOTAL DISTRIBUTIONS                       (0.42)       (1.99)      (0.94)       (1.15)       (0.26)
                                             ------       ------      ------       ------       ------
Change in net asset value                      1.46        (0.03)       0.27         0.72        (0.62)
                                             ------       ------      ------       ------       ------
NET ASSET VALUE, END OF PERIOD               $14.18       $12.72      $12.75       $12.48       $11.76
                                             ======       ======      ======       ======       ======
Total return(1)                               14.87%       15.47%       9.80%       16.26%       (2.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $122,085     $110,908    $114,837     $141,110     $154,441
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.51%        1.59%       1.64%        1.59%        1.68%
  Net investment income                        2.77%        2.40%       2.64%        3.69%        2.70%
Portfolio turnover                               62%         168%        187%         239%         299%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

                                                      Phoenix-Zweig Trust 63

-------------------------------------------------------------------------------

PHOENIX-ZWEIG MANAGED ASSETS

                                                             CLASS B                                     CLASS I
                                               -----------------------------------      ---------------------------------------
                                                                             FROM                                       FROM
                                                     YEAR ENDED           INCEPTION               YEAR ENDED         INCEPTION
                                                    DECEMBER 31,          4/8/96 TO              DECEMBER 31,         11/1/96
                                                 1998          1997        12/31/96           1998         1997      12/31/96
                                                 ----          ----        --------           ----         ----      --------
Net asset value, beginning of period           $12.79        $12.90         $12.43          $13.05       $12.99        $13.02
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income                          0.26          0.04           0.13            0.56         0.09          0.05
  Net realized and unrealized gain (loss)        1.53          1.84           1.00            1.41         1.96          0.45
                                               ------        ------         ------          ------       ------        ------
    TOTAL FROM INVESTMENT OPERATIONS             1.79          1.88           1.13            1.97         2.05          0.50
                                               ------        ------         ------          ------       ------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.29)           --          (0.17)          (0.67)          --         (0.04)
  Dividends from net realized gains             (0.04)        (1.99)         (0.49)          (0.04)       (1.99)        (0.49)
                                               ------        ------         ------          ------       ------        ------
    TOTAL DISTRIBUTIONS                         (0.33)        (1.99)         (0.66)          (0.71)       (1.99)        (0.53)
                                               ------        ------         ------          ------       ------        ------
Change in net asset value                        1.49         (0.11)          0.47            1.26         0.06         (0.03)
                                               ------        ------         ------          ------       ------        ------
NET ASSET VALUE, END OF PERIOD                 $14.28        $12.79         $12.90          $14.31       $13.05        $12.99
                                               ======        ======         ======          ======       ======        ======
Total return(1)                                 14.06%        14.67%          9.11%(3)       15.16%       15.88%         3.83%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $33,172       $18,117         $6,339          $1,848       $2,645        $2,893
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.21%         2.29%          2.34%(2)        1.21%        1.29%         1.34%(2)
  Net investment income                          2.07%         1.70%          1.94%(2)        3.07%        2.70%         2.94%(2)
Portfolio turnover                                 62%          168%           187%             62%         168%          187%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

64 Phoenix-Zweig Trust

-------------------------------------------------------------------------------

PHOENIX-ZWEIG MANAGED ASSETS

                                                                       CLASS C
                                             ---------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                               1998         1997        1996         1995         1994
                                               ----         ----        ----         ----         ----
Net asset value, beginning of period         $12.63       $12.76      $12.49       $11.73       $12.36
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.29         0.04        0.27         0.38         0.23
  Net realized and unrealized gain (loss)      1.48         1.82        0.85         1.40        (0.68)
                                             ------       ------      ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS           1.77         1.86        1.12         1.78        (0.45)
                                             ------       ------      ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income        (0.29)          --       (0.36)       (0.62)       (0.18)
  Dividends from net realized gains           (0.04)       (1.99)      (0.49)       (0.40)          --
                                             ------       ------      ------       ------       ------
    TOTAL DISTRIBUTIONS                       (0.33)       (1.99)      (0.85)       (1.02)       (0.18)
                                             ------       ------      ------       ------       ------
Change in net asset value                      1.44        (0.13)       0.27         0.76        (0.63)
                                             ------       ------      ------       ------       ------
NET ASSET VALUE, END OF PERIOD               $14.07       $12.63      $12.76       $12.49       $11.73
                                             ======       ======      ======       ======       ======
Total return                                  14.03%       14.67%       9.03%       15.44%       (3.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $429,655     $407,625    $426,194     $527,432     $570,710
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.21%        2.29%       2.34%        2.29%        2.38%
  Net investment income                        2.07%        1.70%       1.94%        2.99%        2.00%
Portfolio turnover                               62%         168%        187%         239%         299%

-----------------------------

                                                          Phoenix-Zweig Trust 65

-------------------------------------------------------------------------------

PHOENIX-ZWEIG STRATEGY FUND

                                                                       CLASS A
                                             ---------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                               1998         1997        1996         1995         1994
                                               ----         ----        ----         ----         ----
Net asset value, beginning of period         $15.77       $15.01      $14.51       $12.36       $12.52
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.17         0.20        0.20         0.27         0.24
  Net realized and unrealized gain (loss)     (0.48)        2.49        1.68         2.80        (0.10)
                                             ------       ------      ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS          (0.31)        2.69        1.88         3.07         0.14
                                             ------       ------      ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income        (0.18)       (0.19)      (0.20)       (0.37)       (0.20)
  Dividends from net realized gains           (0.48)       (1.74)      (1.18)       (0.55)       (0.10)
                                             ------       ------      ------       ------       ------
    TOTAL DISTRIBUTIONS                       (0.66)       (1.93)      (1.38)       (0.92)       (0.30)
                                             ------       ------      ------       ------       ------
Change in net asset value                     (0.97)        0.76        0.50         2.15        (0.16)
                                             ------       ------      ------       ------       ------
NET ASSET VALUE, END OF PERIOD               $14.80       $15.77      $15.01       $14.51       $12.36
                                             ======       ======      ======       ======       ======
Total return(1)                                1.88%       18.07%      13.00%       25.12%        1.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $409,065     $565,721    $581,149     $558,286     $424,805
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.24%        1.24%       1.28%        1.27%        1.40%
  Net investment income                        0.97%        1.20%       1.27%        1.92%        1.90%
Portfolio turnover                              116%         126%        181%          95%          70%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

66 Phoenix-Zweig Trust

-------------------------------------------------------------------------------

PHOENIX-ZWEIG STRATEGY FUND

                                                             CLASS B                                     CLASS I
                                               -----------------------------------      ---------------------------------------
                                                                             FROM                                       FROM
                                                     YEAR ENDED           INCEPTION               YEAR ENDED         INCEPTION
                                                    DECEMBER 31,          4/8/96 TO              DECEMBER 31,         11/1/96
                                                 1998          1997        12/31/96           1998         1997      12/31/96
                                                 ----          ----        --------           ----         ----      --------
Net asset value, beginning of period           $15.86        $15.07         $15.12          $15.87       $15.07        $15.42
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                          0.05          0.07           0.06            0.17         0.23          0.04
  Net realized and unrealized gain (loss)       (0.48)         2.53           1.13           (0.45)        2.54          0.83
                                               ------        ------         ------           ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS            (0.43)         2.60           1.19           (0.28)        2.77          0.87
                                               ------        ------         ------           ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.05)        (0.07)         (0.06)          (0.17)       (0.23)        (0.04)
  Dividends from net realized gains             (0.48)        (1.74)         (1.18)          (0.48)       (1.74)        (1.18)
                                               ------        ------         ------           ------       ------       ------
    TOTAL DISTRIBUTIONS                         (0.53)        (1.81)         (1.24)          (0.65)       (1.97)        (1.22)
                                               ------        ------         ------           ------       ------       ------
Change in net asset value                       (0.96)         0.79          (0.05)          (0.93)        0.80         (0.35)
                                               ------        ------         ------           ------       ------       ------
NET ASSET VALUE, END OF PERIOD                 $14.90        $15.86         $15.07           $14.94       $15.87       $15.07
                                               ======        ======         ======           ======       ======       ======
Total return(1)                                 (2.61)%       17.33%          7.88%(3)       (1.66)%      18.52%         5.68%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $82,531       $76,820        $42,317          $1,407       $1,070          $903
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.94%         1.94%          1.98%(2)        0.94%        0.94%         0.98%(2)
  Net investment income                          0.27%         0.19%          0.57%(2)        1.27%        1.50%         1.57%(2)
Portfolio turnover                                116%          126%           181%            116%         126%          181%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

                                                          Phoenix-Zweig Trust 67

-------------------------------------------------------------------------------

PHOENIX-ZWEIG STRATEGY FUND

                                                                       CLASS C
                                             ---------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                               1998         1997        1996         1995         1994
                                               ----         ----        ----         ----         ----
Net asset value, beginning of  period          $15.81       $15.04      $14.56       $12.35       $12.51
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                          0.05         0.07        0.11         0.16         0.15
  Net realized and unrealized gain              (0.48)        2.52        1.66         2.82        (0.10)
                                               ------       ------      ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS            (0.43)        2.59        1.77         2.98         0.05
                                               ------       ------      ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.04)       (0.08)      (0.11)       (0.22)       (0.11)
  Dividends from net realized gains             (0.48)       (1.74)      (1.18)       (0.55)       (0.10)
                                               ------       ------      ------       ------       ------
    TOTAL DISTRIBUTIONS                         (0.52)       (1.82)      (1.29)       (0.77)       (0.21)
                                               ------       ------      ------       ------       ------
Change in net asset value                       (0.95)        0.77        0.48         2.21        (0.16)
                                               ------       ------      ------       ------       ------
NET ASSET VALUE, END OF PERIOD                 $14.86       $15.81      $15.04       $14.56       $12.35
                                               ======       ======      ======       ======       ======
Total return(1)                                 (2.64)%      17.30%      12.19%       24.26%        0.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $423,791     $591,512    $621,334     $530,300     $307,011
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.94%        1.94%       1.98%        1.97%        2.10%
  Net investment income                          0.27%        0.50%       0.57%        1.22%        1.20%
Portfolio turnover                                116%         126%        181%          95%          70%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

68 Phoenix-Zweig Trust

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION

The fund has filed a Statement of Additional Information about the fund, dated ________, 1999 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:

[Arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200, or

[Arrow]      by calling (800) 272-2700.

You may also obtain information about the fund from the Securities and Exchange
Commission:

[Arrow]      through its internet site (http://www.sec.gov),

[Arrow]      by visiting its Public Reference Room in Washington, DC, or

[Arrow] by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


SHAREHOLDER REPORTS

The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from January 1 through December
31. You may request a free copy of the fund's Annual and Semiannual Reports:

[Arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200, or

[Arrow]      by calling (800) 272-2700.

                      CUSTOMER SERVICE AND MARKETING: (800) 272-2700
                        TELEPHONE ORDERS: (800) 272-2700


SEC File Nos. 2-93538 & 811-04116    Printed on recycled paper using soybean ink

                                                          Phoenix-Zweig Trust 69

                               PHOENIX-ZWEIG TRUST

                         PHOENIX-ZWEIG APPRECIATION FUND
                        PHOENIX-ZWEIG FOREIGN EQUITY FUND
                       PHOENIX-ZWEIG GOVERNMENT CASH FUND
                          PHOENIX-ZWEIG GOVERNMENT FUND
                       PHOENIX-ZWEIG GROWTH & INCOME FUND
                          PHOENIX-ZWEIG MANAGED ASSETS
                           PHOENIX-ZWEIG STRATEGY FUND

                          900 Third Avenue, 31st Floor
                            New York, New York 10022

                       STATEMENT OF ADDITIONAL INFORMATION
                                ___________, 1999

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Zweig Trust (the "Trust"), dated _______, 1999, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling (800) 272-2700 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.

                              TABLE OF CONTENTS

                                                                PAGE

THE TRUST ................................................................    1
INVESTMENT OBJECTIVES AND POLICIES .......................................    1
INVESTMENT RESTRICTIONS ..................................................    7
PERFORMANCE ..............................................................    9
PERFORMANCE COMPARISONS ..................................................   11
PORTFOLIO TURNOVER .......................................................   11
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................   12
INVESTMENT ADVISERS ......................................................   13
DETERMINATION OF NET ASSET VALUE .........................................   14
HOW TO BUY SHARES ........................................................   15
ALTERNATIVE PURCHASE ARRANGEMENTS ........................................   16
INVESTOR ACCOUNT SERVICES ................................................   19
HOW TO REDEEM SHARES .....................................................   20
TAX SHELTERED RETIREMENT PLANS ...........................................   21
DIVIDENDS, DISTRIBUTIONS AND TAXES .......................................   21
THE DISTRIBUTOR ..........................................................   22
DISTRIBUTION PLANS........................................................   23
MANAGEMENT OF THE TRUST...................................................   26
ADDITIONAL INFORMATION ...................................................   31
APPENDIX..................................................................   33

                  Customer Service and Marketing: (800) 272-2700
                        Telephone Orders: (800) 272-2700

PXP1175 (__/99)

                                    THE TRUST

   Phoenix-Zweig Trust (the "Trust") is an open-end management investment company which was organized in 1984 as a Massachusetts business trust, then reorganized as a Delaware business trust in 1996.

   The Trust's Prospectus describes the investment objectives of the Phoenix-Zweig Appreciation Fund (the "Appreciation Fund"), the Phoenix-Zweig Foreign Equity Fund (the "Foreign Equity Fund"), the Phoenix-Zweig Government Cash Fund (the "Government Cash Fund"), the Phoenix-Zweig Government Fund (the "Government Fund"), the Phoenix-Zweig Growth & Income Fund (the "Growth & Income Fund"), the Phoenix-Zweig Managed Assets ("Managed Assets"), and the Phoenix-Zweig Strategy Fund (the "Strategy Fund") (each, a "Fund" and, together, the "Funds"), the seven Funds currently offered by the Trust, and summarizes the investment policies and investment techniques each Fund will employ in seeking to achieve its investment objective. The following discussion supplements the description of the Funds' investment policies and investment techniques in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

   The investment objective of each Fund is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Trust and may not be changed as to any Fund without the approval of such Fund's shareholders.

REPURCHASE AGREEMENTS (ALL FUNDS)
   Repurchase agreements involve purchases of securities by a Fund. In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller who also simultaneously agrees to buy back the security at a fixed price and time. This assumes a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The manager monitors the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws. Except for temporary defensive purposes, no Fund other than the Government Cash Fund intends to invest more than 20% of its assets in repurchase agreements.

OPTIONS (ALL FUNDS EXCEPT THE GOVERNMENT CASH FUND)
   When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-market" daily to reflect the current market value of the option, which is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the latest bid and offering prices. If an option written by the Fund expires, or a Fund enters into a closing purchase transaction, the Fund will realize a gain (or, in the latter case, a loss, if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

   The premium paid by a Fund for the purchase of a put option (its cost) is recorded initially as an investment, the value of which is subsequently adjusted to the current market value of the option. If the current market value of a put option exceeds its premium, the excess represents unrealized appreciation; conversely, if the premium exceeds the current market value, the excess represents unrealized depreciation. The current market value of an option purchased by a Fund equals the option's last sale price on the principal exchange on which it is traded or, in the absence of a sale, the mean between the latest bid and offering prices.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;

   (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

   In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

FUTURES CONTRACTS (ALL FUNDS EXCEPT THE GOVERNMENT CASH FUND)
   Upon entering into a futures contract, a Fund will initially be required to deposit with the custodian an amount of initial margin using cash or U.S. Treasury bills equal to approximately 1 1/2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract's initial margin does not involve the borrowing of funds by customers to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt obligations, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts.

   Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." For example, when the Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

   While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

   There are several risks in connection with the use of futures contracts as a hedging device. One risk arises due to the imperfect correlation between movements in the price of the futures contracts and movements in the price of the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities or currency being hedged.

   If the price of the futures contracts moves less than the price of the securities or currency hedged, the hedge will not be fully effective, but, if the price of the securities or currency being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities or currency being hedged has moved in a favorable direction, this advantage will be partially offset by the movement in the price of the futures contract. If the price of the futures contract moves more than the price of the security or currency, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the prices of the securities or currency which is the subject of the hedge.

   To compensate for the imperfect correlation of such movements in price, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities or currency being hedged if the historical volatility of the prices of such securities or currency has been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities or currency being hedged is less than the historical volatility of the futures contracts.

   It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time, the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   Where futures are purchased to hedge against a possible increase in the cost of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in the relevant securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

   Another risk arises because the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to initial margin and maintenance margin requirements. Rather than meeting maintenance margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the debt securities and futures markets. Second, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

   Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Manager may still not result in a successful hedging transaction over a very short period of time.

   The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

   Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   Successful use of futures contracts by the Trust is also subject to the Manager's ability to correctly predict movements in the direction of interest rates and other factors affecting markets for securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio and prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet maintenance margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

FOREIGN SECURITIES
   A Fund may invest in securities of foreign issuers, including equities and non-U.S. dollar-denominated money market securities, and sponsored and unsponsored ADRs, ADSs, EDRs, EDSs, GDRs, and GDSs. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments.

   Although the Trust intends to invest only in nations that the Manager considers to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation of income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. For example, ownership of unsponsored ADRs may not entitle the owner to financial or other reports from the issuer to which it might otherwise be entitled as the owner of a sponsored ADR. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

   Foreign stock markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Manager will endeavor to achieve the most favorable net results on the Fund's portfolio transactions. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Manager seeks to mitigate the risks to the Fund associated with the foregoing considerations through diversification and continuous professional management.

   Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the United States. Clearance and settlement procedures on foreign markets are different and problems with settling security transactions could result in temporary periods when assets of the fund are uninvested and no return is earned on such amounts.

   Depository receipts are typically issued by foreign banks or trust companies, although they may also be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Depository receipts may be issued pursuant to a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depository receipts, or in unsponsored programs, where the issuer may not be directly involved in the creation of the program. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. Depository receipts also involve the risks of other investments in foreign stocks, as discussed above.

INVESTMENT COMPANIES (ALL FUNDS EXCEPT THE GOVERNMENT CASH FUND)
   Investments by the Trust in investment companies will be effected by independent investment managers, and the Trust will have no control over the investment management, custodial arrangements or operations of any investments made by such investment managers. Some of the funds in which a Fund may invest could also incur more risks than would be the case for direct investments. For example, they may engage in investment practices that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the funds in which a Fund of the Trust invests may or may not have the same fundamental investment limitations as those of the Fund itself. While a potential benefit of investing in closed-end investment companies would be to realize value from a decrease in the discount from net asset value at which some closed-end funds trade, there is also the potential that such discount could grow, rather than decrease.

   By investing in investment companies indirectly through the Trust, a shareholder of the investing Fund will bear not only a proportionate share of the expenses of that Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the investment companies in which the Fund invests. A shareholder may also indirectly bear expenses paid by investment companies in which the Fund invests related to the distribution of such investment companies' shares. Some of the open-end investment companies in which the Fund may invest may limit the ability of shareholders (including a Fund of the Trust) to redeem their shares.

   Closed-end investment companies frequently trade at a discount from net asset value. Only if the discount is sufficiently large will the additional income earned by a portfolio purchased at a discount offset the additional layer of expense. If shares of another investment company are purchased at a discount which subsequently declines, performance will be better than it would have been had the underlying instruments been purchased directly. Our funds will invest in another investment company only if the portfolio manager believes that the fund's investment objective will be furthered by doing so. No more than 10% of a fund's assets will be invested in other investment companies. No more than 5% will be invested in any one. The Government Cash Fund will not normally invest in any other investment companies.

   The Government Cash Fund may not invest in securities of investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. The other Funds may not invest in investment companies except by purchase in the open market involving only customary brokers' commissions, in connection with a merger, consolidation, reorganization, or acquisition of assets, or as otherwise permitted by applicable law. Current law prohibits any Fund from (i) owning more than 3% of the voting securities of any one investment company; (ii) investing more than 5% of its assets in the securities of any one investment company; or (iii) investing more than 10% of its assets in securities issued by investment companies. Any Fund is also prohibited from owning more than 10% of the voting securities of a registered closed-end investment company. If the investment securities of another investment company were the only investment securities held by a Fund, these restrictions would not apply to that Fund. All Funds may also invest in other investment companies to facilitate the implementation of a master-feeder structure.

THE STRATEGY FUND, APPRECIATION FUND AND GROWTH & INCOME FUND
    The portfolio manager of the Strategy, Appreciation and Growth & Income Funds uses proprietary computer-driven models developed by Dr. Zweig and his associates to choose stocks for those funds. The models evaluate and rank 3,000 stocks based primarily on earnings momentum, relative valuation, changes in analysts' earnings estimates, earnings growth, price momentum, cash flow trend, payout ratio trend and other market measurements. The stock selection models may evolve or be replaced by other techniques intended to select stocks with the potential for growth. We will notify shareholders of any material change to the stock selection models.

MANAGED ASSETS
   Each foreign country in which Managed Assets intends to invest has a currency model, as well as stock and bond models similar to those used for determining the domestic asset allocation strategy. The Subadviser will normally allocate the Fund's assets within the following parameters: 0-60% in stocks, 0-60% in bonds and 0-100% in short-term debt instruments. A neutral mix will consist of 35% stocks, 35% bonds and 30% cash equivalents. This will occur when the research indicates that conditions do not favor one asset class over another. The Fund may use futures, forward currency contracts and options to increase or decrease its exposure to changing securities prices, interest rates or currency exchange rates.

FOREIGN EQUITY FUND
   The level of stocks and money market instruments, as well as the total level of investment in any particular country, will vary over time depending on the level of risk the Subadviser's models determine. As a model points to increasing levels of market risk in a particular country, the Fund will reduce its exposure to that country by selling stocks, by hedging market exposure with foreign stock index futures or options or by selling short. The fund will not invest more than 15% of its assets in any one country.

   In selecting stocks, our models rank industry groups when available. From the higher ranked industry groups, we select stocks by evaluating and ranking them based on technical and fundamental factors. Additionally, we may invest in investment vehicles or groups of foreign stocks that, in the aggregate, are expected to perform similarly to a particular major foreign stock market index or foreign stock industry group, and in investment companies that invest in the securities of a particular country, commonly referred to as "Country Funds," that invest in the securities of a particular country.

   The Subadviser's currency model for each country provides a disciplined approach to managing currency risk. When the model indicates a strong likelihood that the foreign currency is going to increase in value against the U.S. dollar, the Fund will not hedge its exposure to the foreign currency. Otherwise, it will hedge its entire position using currency exchange contracts. In those countries where there is no mechanism to hedge against currency fluctuations, we will only invest in such countries when our models are bullish on both the equity market and the foreign currency. Some of the indicators in the currency model include the relative trend of real and nominal short-term interest rates, the movement of the trade-weighted foreign currency, and the momentum of the foreign currency against the U.S. dollar.

THE GOVERNMENT FUND
   The Government Fund seeks a high total return from current income and capital appreciation consistent with preservation of capital over the long term by investing primarily in U.S. Government and agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates and repurchase agreements collateralized by such securities. THE GOVERNMENT FUND MAY NOT INVEST IN STOCKS.

   Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency or instrumentality. Agencies and instrumentalities include: Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association (GNMA), Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service.

   It is the Government Fund's policy that at least 65% of its total assets will be invested in U.S. Government securities (including GNMA certificates), except during times when the Subadviser believes that adoption of a temporary defensive position is desirable. For temporary defensive purposes, the Fund may hold cash or invest in money market instruments without limit.

   Investments for the Government Fund are chosen primarily by utilizing a model that incorporates various indicators such as: momentum of bond prices, short-term interest rate trends, inflation indicators, general economic and liquidity indicators, and other market indicators and statistics.

   The Fund may write covered call options and secured put options, and purchase put options on U.S. Government securities which are traded on an exchange or over-the-counter. The Fund also may purchase and sell interest rate futures contracts and purchase and write put and call options on such futures contracts as a means of hedging against changes in interest rates.

OPTIONS ON GOVERNMENT SECURITIES
   (i) On Treasury Bonds and Notes. Because the trading interest in Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce new expirations with respect to such options to replace expiring options on particular issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run, with the possible addition of a limited number of new expirations, as the original expirations expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available on the exchange for every issue on which options are traded.

  (ii) On Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount corresponding to the contract size of the option, it may be hedged from a risk standpoint. In addition, the Fund will maintain Treasury bills, maturing no later than those which would be deliverable in the event of exercise of a call option it has written, in a segregated account with its custodian so that it will be treated as being covered for margin purposes.

 (iii) On GNMA Certificates. Options on GNMA certificates are not currently traded on any national securities exchange, although the Securities and Exchange Commission (the "Commission") has approved such options for trading on the Chicago Board Options Exchange. Since the remaining principal balance of GNMA certificates declines each month as mortgage payments are made, the Fund, as a writer of a GNMA call, may find that the GNMA certificates it holds no longer have a sufficient remaining principal balance to satisfy its delivery obligation in the event of exercise of the call option it has written. Should this occur, additional GNMA certificates from the same pool (if obtainable), or replacement GNMA certificates, will have to be purchased in the cash market to meet delivery obligations. The Fund will either replace GNMA certificates representing cover for call options it has written, or maintain in a segregated account with its custodian cash or U.S. Government securities or other appropriate high grade debt obligations having an aggregate value equal to the market value of the GNMA certificates underlying the call options it has written.

   The hours of trading for options on U.S. Government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

   Options are traded on exchanges on only a limited number of U.S. Government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Trust and other clients advised by the Manager may be deemed to constitute a group for these purposes. In light of these limits, the Trust's Board of Trustees (the "Board of Trustees" or the "Board") may determine at any time to restrict or terminate the public offering of the Fund's shares (including through exchanges from the other Funds).

   Exchange markets in options on U.S. Government securities are a relatively new and untested concept and it is impossible to predict the amount of trading interest that may exist in such options. There can be no assurance that viable exchange markets will develop or continue.

FUTURES CONTRACTS ON GOVERNMENT SECURITIES
   Currently futures contracts can be purchased and sold with respect to U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates on the Chicago Board of Trade, and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange.

OPTIONS ON FUTURES CONTRACTS
   Currently, options can be purchased or sold with respect to futures contracts on U.S. Treasury bonds on the Chicago Board of Trade.

   The Fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to interest rate futures contracts described above. In addition, net option premiums are included as initial margin deposits. As with options on debt securities, the writer of an option on a futures contract may terminate his position by selling or purchasing an option of the same series. The ability to establish and close out positions on such options is subject to the existence of a liquid secondary market. The Fund will not purchase options on futures contracts on any exchange unless and until, in the Manager's opinion, the market for such options is sufficiently liquid that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts.

   Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

   In purchasing and selling futures contracts and in purchasing options on futures contracts, the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Fund from regulation as a commodity pool operator require, among other things,
(i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Fund will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's total assets. There is no other limitation on the percentage of the Fund's assets that may be invested in futures and related options. The Internal Revenue Code's requirements for qualification as a regulated investment company may limit the extent to which the Fund can engage in futures transactions.

THE GOVERNMENT CASH FUND
   The Government Cash Fund may invest in U.S. Treasury issues, such as bills, certificates of indebtedness, notes and bonds, and issues of U.S. Government agencies and instrumentalities which are established under the authority of an act of Congress, such as the Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association (GNMA), Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service. Some of these securities, such as Federal Housing Administration debenture obligations, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. The Fund will not invest in obligations of the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, or the Inter-American Development Bank, or in FHA or VA pooled mortgages.

                             INVESTMENT RESTRICTIONS
            (APPLICABLE TO ALL FUNDS EXCEPT THE GOVERNMENT CASH FUND)

   The investment restrictions set forth below are fundamental policies of each Fund (other than the Government Cash Fund, the investment restrictions of which are set forth separately below), which cannot be changed with respect to a Fund without the approval of the holders of a majority of the outstanding voting securities of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of: (1) 67% or more of a Fund's voting securities present at a meeting of shareholders, if the holders of more than 50% of a Fund's outstanding voting securities are present in person or by proxy, or
(2) more than 50% of a Fund's outstanding voting securities. However, these policies may be modified by the Trustees, in their discretion, without shareholder approval, to the extent necessary to facilitate the implementation of a master-feeder structure for any or all of the Funds (i.e., a structure under which a particular Fund acts as a feeder and invests all of its assets in a single pooled master fund with substantially the same investment objectives and policies). Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, except as stated above with respect to a master-feeder structure, no Fund may:

    1. Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of its investments in such industry would be 25% or more of the value of the total assets of the Fund (there is no such limitation with respect to obligations of the U.S. Government, its agencies and instrumentalities);

    2. With respect to 75% of a Fund's assets, purchase the securities of any one issuer, if immediately after such purchase (i) more than 5% of the value of the total assets of any Fund would be invested in such issuer or (ii) the Fund would own more than

10% of the outstanding voting securities of such issuer (such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities);

    3. Invest in real estate or real estate mortgage loans, interests in oil, gas and/or mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of securities issued by companies that invest in real estate or interests therein, including real estate investment trusts;

    4. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (if the aggregate value of the loaned securities does not at any time exceed one-third of the total assets of the
Fund), or the entry into repurchase agreements;

    5. Issue "senior securities," except as permitted under the Investment Company Act of 1940;

    6. Act as an underwriter, except that Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in a registration under such Act necessary to resell certain restricted securities;

    7. Invest in commodities or commodity contracts, except as described in the Prospectus or purchase or sell physical commodities unless acquired as a result of ownership of securities, provided that this limitation shall not prevent a Fund from purchasing and selling options and futures contracts; and

    8. The Strategy Fund, Appreciation Fund, Growth & Income Fund, and Government Fund may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Fund's total assets, the Fund will make no further investments until such borrowing is repaid. Each such Fund may pledge up to 10% of its total assets as security for such borrowing. For purposes of these restrictions, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of such Fund's assets. Managed Assets may not borrow money, unless from a bank, for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 1/3 of the value of the total assets of Managed Assets less liabilities (other than borrowings). Any borrowings that come to exceed 1/3 of the value of Managed Assets' total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 1/3 limitations.

NON-FUNDAMENTAL RESTRICTIONS
   The investment restrictions set forth below are other investment policies of each Fund (except the Government Cash Fund) that are non-fundamental and that can be changed by the Board of Trustees without a shareholder vote. Pursuant to such restrictions and policies, no Fund may:

    9. Borrow money, except from banks for temporary purposes, in an amount up to 5% of the value of the Fund's total assets. A Fund will borrow money only to accommodate requests for the redemption of shares, to effect an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes.

   10. Purchase securities of any other investment company, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets, or (iii) as otherwise permitted by applicable law;

   11. Participate on a joint or a joint and several basis in any trading account in securities. (The bunching of orders for two or more accounts managed by the Manager or its affiliates shall not be considered participation in a joint securities trading account);

   12. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and initial and variation margin payments in connection with transactions in futures contracts and options contracts;

   13. Sell securities short, except as described in the Prospectus. (Short sales may be made in a margin account).

   14. Purchase securities which are not readily marketable (such as certain securities which are subject to legal or contractual restrictions on resale) or securities which are otherwise illiquid (including non-marketable securities and repurchase agreements having more than seven days remaining to maturity) if, as a result, more than 15% of the Fund's net assets would consist of such securities.

INVESTMENT RESTRICTIONS APPLICABLE TO THE GOVERNMENT CASH FUND
   The Government Cash Fund has adopted certain restrictions and fundamental policies which cannot be changed without a vote of a majority of its outstanding voting securities. However, these policies may be modified by the Trustees without shareholder approval to the extent necessary to facilitate the implementation of a master-feeder structure for the Government Cash Fund. Except as stated above with respect to a master-feeder structure, the Government Cash Fund may not:

   o Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds, industrial revenue bonds or corporate bonds or debentures;

   o Borrow money, except from banks for temporary purposes in an amount up to 10% of the value of its total assets. The Government Cash Fund may only pledge its assets in an amount up to 10% of the value of its total assets, and then only to secure such borrowings. The Government Cash Fund will borrow money only to accommodate requests to redeem shares to effect an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes; accordingly, it is anticipated that any such borrowing will be repaid before additional investments are made. The Government Cash Fund currently does not intend to borrow money to an extent exceeding 5% of its total assets. The Government Cash Fund may not issue any securities which would be deemed to be senior securities in contravention of the 1940 Act;

   o With respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities;

   o Sell securities short;

   o Write or purchase put or call options;

   o Underwrite the securities of other issuers;

   o Purchase or sell real estate, real estate investment trust securities, commodities or oil and gas interests;

   o Make loans to others, except that engaging in permissible activities specified in the Prospectus under the heading "Principal Investment Strategies" and in this Statement of Additional Information under the headings "Investment Objectives and Policies" and "Investment Restrictions" shall not be viewed as loans for this purpose;

   o Invest more than an aggregate of 10% of its net assets (taken at current value) in repurchase agreements maturing in more than seven days and other illiquid investments (such as non-negotiable certificates of deposit, non-negotiable time deposits or other non-marketable securities);

   o Invest in companies for the purpose of exercising control; or

   o Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

   The foregoing percentage restrictions apply at the time an investment is made; a later increase or decrease in percentage may result from changes in values or the Government Cash Fund's net assets but will not be deemed to result in an investment which is contrary to these restrictions.

                                   PERFORMANCE

GOVERNMENT CASH FUND
   From time to time, the Trust determines a current yield and effective yield for each class of shares of the Government Cash Fund. For a further discussion of how the Trust calculates yield, see "Pricing of Fund Shares" in the Prospectus.

   The effective yield is an annualized yield based on a compounding of the unannualized base period return. The effective yield will be slightly higher than the yield or seven-day current yield because of the compounding effect of the assumed reinvestment.

   These yields are each computed in accordance with a standard method prescribed by the rules of the Commission, by first determining the net change in account value for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized base period return equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

The yields are then calculated as follows:

                                Net Change in Account Value    365
                Current Yield = --------------------------- X -----
                                  Beginning Account Value       7

                                                             365
                Effective Yield = [(1 + Base Period Return) -----] - 1
                                                              7

   For the seven days ended December 31, 1998, the Government Cash Fund's effective (compounded) and current yields were 4.50% and 4.41%, respectively, for Class A Shares; 3.77% and 3.71%, respectively, for Class B Shares; 4.50% and 4.41%, respectively, for Class C Shares; and 4.81% and 4.71%, respectively, for Class I Shares.

   Yield is a function of portfolio quality and composition, portfolio maturity and operating expenses. Yields fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments or other investment companies that may use a different method of calculating yield.

OTHER FUNDS
   The Trust will include performance data for Class A, Class B, Class C and Class I Shares of each Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of a Fund. Such performance information will be based on investment yields or total returns for the Fund.

YIELD
   Yield may not be the same as the distribution rate or the income reported in the Fund's financial statements. We compute yield by taking the interest and dividend income a Fund earns in a 30-day period, net of expenses, and dividing that amount by the average number of shares entitled to receive dividends. Yield will be calculated, using a one-month base period, according to the following formula:

                        Yield = 2 X [(a-b/cd) + 1] 6 - 1

   Where:

   a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
   d = the maximum offering price per share on the last day of the period.

   The annualized yield for the Class A, Class B, Class C and Class I Shares of the Government Fund at December 31, 1998 was 4.41%, 3.71%, 4.41% and 4.71%, respectively.

AVERAGE ANNUAL TOTAL RETURN
   Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price (in the case of Class A Shares) or reflecting the deduction of any applicable CDSC. All data are based on past investment results.

   Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

   Where:

       P = a hypothetical initial investment in the Fund of $1,000
       T = average annual total return
       n = number of years in period
     ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment in the Fund made at the beginning of the period.

   The following table summarizes the calculation of total return for each Fund (including the effect of the maximum sales charge) where applicable, through December 31, 1998.

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                                                  COMMENCEMENT OF
                                   YEAR ENDED        FIVE YEARS ENDED     TEN YEARS ENDED           OPERATIONS*
FUND                                12/31/98             12/31/98            12/31/98               TO 12/31/98
----                                --------             --------            --------               -----------
CLASS A SHARES
--------------
Appreciation Fund                    (6.4)%               10.2%                 --                     11.3%
Strategy Fund                        (7.3)%                9.4%                 --                      9.9%
Government Cash Fund                  4.9%                 --                   --                      4.8%
Government Fund                       3.7%                 4.4%                6.9%                     6.9%
Managed Assets                        8.6%                 9.2%                 --                      9.8%
Growth & Income Fund                 (7.0)%                --                   --                      6.9%
Foreign Equity Fund                   3.1%                 --                   --                      3.8%


                                                                                                   COMMENCEMENT OF
                                            YEAR ENDED                 FIVE YEARS ENDED              OPERATIONS*
                                             12/31/98                     12/31/98                   TO 12/31/98
                                             --------                     --------                   -----------

CLASS B SHARES
--------------
Appreciation Fund                             (6.6)%                         --                        10.2 %
Strategy Fund                                 (7.5)%                         --                         6.8 %
Government Cash Fund                           4.2%                          --                         4.2 %
Government Fund                                2.8%                          --                         6.1 %
Managed Assets                                 8.4%                          --                        12.6 %
Growth & Income Fund                          (7.2)%                         --                         6.9 %
Foreign Equity Fund                            2.9%                          --                         3.6 %

CLASS C SHARES
--------------

Appreciation Fund                             (2.9)%                       10.7 %                      10.5 %
Strategy Fund                                 (3.9)%                        9.8 %                      10.0 %
Government Cash Fund                           4.9%                          --                         4.8 %
Government Fund                                7.1%                         4.9 %                       5.8 %
Managed Assets                                12.6%                         9.7 %                      10.1 %
Growth & Income Fund                          (3.6)%                         --                         9.0 %
Foreign Equity Fund                            6.9%                          --                         8.5 %

CLASS I SHARES
--------------

Appreciation Fund                             (0.7)%                         --                        13.3 %
Strategy Fund                                 (1.7)%                         --                        10.1 %
Government Cash Fund                           5.2%                          --                         5.2 %
Government Fund                                9.3%                          --                         9.9 %
Managed Assets                                15.2%                          --                        16.3 %
Growth & Income Fund                          (1.3)%                         --                        10.1 %
Foreign Equity Fund                            9.3%                          --                         9.6 %


*Since inception, March 25, 1985 for Class A Shares of the Government Fund; December 29, 1989 for Class A Shares of the Strategy Fund; October 7, 1991 for Class A Shares of the Appreciation Fund, Strategy Fund, and the Government Fund; and February 4, 1992 for Class C Shares of the Appreciation Fund, Strategy Fund, and the Government Fund; February 8, 1993 for Class A and Class C Shares of Managed Assets; May 1, 1994 for Class A and Class C Shares of the Government Cash Fund; April 8, 1996 for Class B Shares of the Appreciation Fund, Government Cash Fund, Strategy Fund, Managed Assets, and Government Fund; November 1, 1996 for Class I Shares of the Appreciation Fund, Strategy Fund, Government Cash Fund, and Managed Assets; November 26, 1996 for Class A, Class B, Class C and Class I Shares of the Growth & Income Fund; July 14, 1997 for Class I Shares of the Government Fund; and November 24, 1997 for Class A, Class B, Class C and Class I Shares of the Foreign Equity Fund.

   The investment results of the Class A, Class B, Class C and Class I Shares of a Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class's or Fund's expenses, realized or unrealized investment gains and losses, and the results of such Fund's investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

                             PERFORMANCE COMPARISONS

   The Trust or a Fund also may include in its advertisements data from Age Wave, Inc.; the American Association of Retired Persons; Barron's; Business Week; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; Donoghue's Money Fund Report; Financial Planning; Financial World; Forbes; Fortune; Fundscope, Hulbert Financial Digest; Ibbotson Associates; Individual Investor; Investment Advisor; Investors Business Daily; The Liscio Report; Lipper Analytical Services, Inc.; Micropal Inc.; Money; Morningstar Mutual Funds; Mutual Fund Forecaster; Mutual Funds Magazine; The National Center for Education Statistics; The New York Times; The Philatelic Foundation; Smart Money; USA Today; U.S. News & World Report; The Wall Street Journal; Worth and other industry publications.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

ALL FUNDS OTHER THAN THE GOVERNMENT CASH FUND
   Officers and Trustees of the Trust and Officers of the Adviser who are also Officers or Directors of the Distributor or its affiliates receive indirect benefits from the Trust as a result of its usual and customary brokerage commissions which the Distributor or its affiliates may receive for acting as broker to the Trust in the purchase and sale of portfolio securities. The current Distributor, Phoenix Equity Planning Corporation ("Equity Planning"), began distribution activities as of March ___, 1999. The past Distributor for the Trust was Zweig Securities Corp. The Management Agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Trust which the Distributor may receive. For the year ended December 31, 1998, Strategy Fund, Appreciation Fund, Growth & Income Fund, Managed Assets, Foreign Equity Fund, and Government Fund paid total brokerage commissions of $2,208,393, $1,489,767, $108,804, $841,813,
$26,369, and $0, respectively. The amount paid by the Foreign Equity Fund for the period November 24, 1997 (commencement of operations) to December 31, 1997 was $7,571. For the years ended December 31, 1997 and 1996, respectively, Strategy Fund, Appreciation Fund, Managed Assets and Government Fund paid total brokerage commissions of $2,622,109, $855,258, $1,645,297, and $0, respectively, and $3,738,437, $933,468, $2,130,073 and $0, respectively. Total brokerage commissions for the Growth & Income Fund for the year ended December 31, 1997 were $71,111.

   For the year ended December 31, 1998, the Trust paid Zweig Securities Corp. $670,940 in brokerage commissions or 14.35% of total brokerage commissions for the year ended December 31, 1998. For the years ended December 31, 1997 and 1996, $420,251 and $633,637, respectively, was paid to Zweig Securities Corp. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Adviser may receive orders for transactions by the Trust. Information so received will enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Adviser and its affiliates in servicing other clients as well as the Trust; in addition, information obtained by the Adviser and its affiliates in servicing other clients may be useful and of value to the Adviser in servicing the Trust. No principal transactions are effected with Equity Planning. In allocating brokerage, the Adviser may also consider research provided to its Subadviser pursuant to the servicing Agreement.

   The Trust may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the Adviser. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be deemed to have acted unlawfully or to have breached a fiduciary duty solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

   Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution series alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the Adviser and its affiliates in serving other clients as well as the Trust, but on the other hand any research service obtained by the Adviser or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser in carrying out its obligation to the Trust.

   There are no fixed limitations regarding the Trust's portfolio turnover rate. In computing the portfolio turnover rate, all securities, including options, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities of a particular Fund for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the particular Fund during the fiscal year.

   The options activities of the Strategy Fund, Appreciation Fund, Growth & Income Fund, Managed Assets, Foreign Equity Fund and Government Fund may affect their respective turnover rates, the amount of brokerage commissions paid by each Fund and the realization of net short-term capital gains. Such gains, when distributed, are taxed to shareholders (other than retirement plans) at ordinary income tax rates. There are no fixed limitations regarding the Strategy Fund's portfolio turnover. Securities satisfying the basic policies and objectives of the Strategy Fund may be disposed of when they are no longer deemed to be suitable. High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Determination of Net Asset Value" and "Dividends, Distributions and Taxes."

   The exercise of calls written by a Fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover. Although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

GOVERNMENT CASH FUND
   The Adviser places orders for the purchase and sale of securities for the Government Cash Fund. All the Government Cash Fund's portfolio transactions are principal transactions with major dealers in money market instruments on which no brokerage commission is paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. Transactions are allocated to various dealers according to the best judgment of the Adviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Adviser may receive orders for transactions by the Government Cash Fund.

                               INVESTMENT ADVISERS

    Zweig/Glaser Advisers LLC ("Zweig/Glaser"or the "Adviser") is the investment adviser to each of the funds and is located at 900 Third Avenue, New York, NY 10022. Zweig/Glaser acts as investment adviser to four other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1998, Zweig/Glaser was managing eleven funds with net assets of approximately $2.6 billion and as administrator to two closed-end funds with assets in excess of $1.4 billion. Zweig/Glaser has been managing funds since September 1989.

   Zweig/Glaser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a Delaware corporation, located at 56 Prospect St., Hartford, CT 06115. PXP is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. As of December 31, 1998, PXP had over $53.5 billion in assets under management.

   Overall responsibility for the management and supervision of the Trust and the Funds rests with the Trustees of the Phoenix-Zweig Trust (the "Trustees"). Zweig/Glaser's services under its Management Agreement are subject to the direction of the Trustees.

   The Management Agreement will continue in effect for two years if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or interested persons of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. The Management Agreement was last approved by the Trustees on January 12, 1999 and by shareholders on February 25, 1999.

   The Management Agreement provides that the Adviser is liable only for its acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Adviser to render services to others and to engage in other activities.

   Pursuant to the Management Agreement, the Adviser: (a) supervises and assists in the management of the assets of each Fund, furnishes each Fund with research, statistical and advisory services and provides regular reports to the Trustees;
(b) provides advice and assistance with the operations of the Trust, compliance support, preparation of the Trust's registration statements, proxy materials and other documents and advice and assistance of the Adviser's General Counsel; (c) makes investment decisions for the Trust; (d) selects brokers and dealers to execute transactions for each Fund; and (e) furnishes office facilities, personnel necessary to provide advisory services to the Funds, personnel to serve without salaries as officers or agents of the Trust and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates. Pursuant to the Servicing Agreement, Zweig/Glaser has delegated to Zweig the responsibility for making asset allocation decisions for the Funds.

   The Funds' Subadviser is Zweig Consulting, LLC ("Zweig" or the "Subadviser"). Its principal offices are located at 900 Third Ave., New York, NY 10022. Zweig's services under the Servicing Agreement are subject to the direction of both the Trustees and Zweig/Glaser. Under a Servicing Agreement with Zweig/Glaser, Zweig's duties to each Fund include: (1) promoting the interests of the Trust;
(2) performing asset allocation research and analysis; and (3) ensuring that investments follow the investment objective, strategies, and policies of that Fund and comply with government regulations.

   In managing the assets of the Funds, the Adviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the Trust and what securities shal be held or sold by the Trust. The Subadviser determines what portion of the Trust's assets shall be allocated between stocks, bonds and cash, as appropriate, taking into account each Fund's investment objective. Both the Subadviser and Adviser are subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Adviser places order for the investment and reinvestment of each Fund's assets (see "Portfolio Transactions and Brokerage").

   The Trust pays the Adviser for its services pursuant to the Management Agreement a monthly fee at the annual rate of 0.50% of the average daily net assets of the Government Cash Fund, 0.60% of the average daily net assets of the Government Fund, 0.75% of the average daily net assets of the Strategy Fund and the Growth & Income Fund, and 1.00% of the average daily net assets of the Appreciation Fund, Managed Assets, and Foreign Equity Fund.

 For the fiscal year ended December 31, 1998, Zweig/Glaser earned investment management fees as follows: Strategy Fund: $8,625,971; Appreciation Fund:
$5,478,055; Growth & Income Fund: $303,824; Managed Assets: $5,677,160;
Government Fund: $249,834; Government Cash Fund: $433,374; and Foreign Equity
Fund: $66,869.

 For the years ended December 31, 1997 and 1996, the fees paid to Zweig/Glaser for each Fund were as follows: Strategy Fund: $9,154,436 and $9,070,222; Appreciation Fund: $5,195,484 and $4,876,108; Managed Assets: $5,454,174 and $6,109,364; Government Fund: $257,892 and $322,034; Government Cash Fund:
$302,623 and $325,301; and Growth & Income Fund: $160,389 and $5,354
(commencement to year end). For the period from November 24 (commencement of operations) to December 31, 1997, the management fees for the Foreign Equity Fund were $2,927.

   The Adviser has voluntarily undertaken to limit the expenses of the Government Cash Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 0.35% of its average daily net assets. During the years ended December 31, 1998, 1997 and 1996, the Adviser's reimbursements to the Government Cash Fund aggregated $296,837, $251,454 and $247,233, respectively. The Adviser reserves the right to discontinue this policy at any time after April 30, 2000.

   The Adviser has also voluntarily undertaken to limit the expenses of the Foreign Equity Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 2000 to 1.50% of its average daily net assets. For the year ended December 31, 1998, the Adviser reimbursed $148,672 to the Foreign Equity Fund. During the period November 24, 1997 (commencement of operations) to December 31, 1997, the Adviser's reimbursement to the Foreign Equity Fund aggregated $10,260. The Adviser reserves the right to discontinue this policy at any time after April 30, 2000.

   The Adviser had also voluntarily undertaken to limit the expenses of the Growth & Income Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1998 to 1.00% of its average daily net assets. During the years ended December 31, 1998 and 1997, the Adviser's reimbursements to the Growth & Income Fund aggregated $13,761 and $148,969, respectively.

   The Adviser may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Trust. The Distributor or its affiliates may provide the Adviser (without charge to the Trust) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to certain Funds of the Trust.

   The Adviser has adopted a Code of Ethics (the "Code") that requires all persons subject to the Code to pre-clear any proposed non-exempt personal securities transaction. Permission for any proposed transaction will be granted provided it is determined that such would not negatively impact activity in any of the Funds' or client accounts. In the event that a client of the Adviser's affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Adviser.

                        DETERMINATION OF NET ASSET VALUE

   FOR ALL FUNDS, the net asset value per share of each class of shares is determined as of the close of regular trading on the NYSE and as of 2:00 p.m. New York time for the Government Cash Fund, on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Shares are entitled to dividends as declared by the Board and, on liquidation of a Fund, are entitled to receive their share of the net assets of the Fund. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

   We subtract the non-class specific liabilities of a Fund from the Fund's assets to determine its total net assets. We then determine each class's proportionate interest in the Fund's net assets. The liabilities attributable to that class, including its distribution fees, are then deducted and the resulting amount is divided by the number of shares of that class outstanding to produce its net asset value per share.

   Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or, if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Bonds and other fixed-income securities are valued at prices obtained from an established bond-pricing service when such prices are available. Forward foreign currency contracts are valued using forward currency exchange rates supplied by a quotation service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value). The Government Cash Fund values all short-term investments using the amortized cost method pursuant to Rule 2a-7 under the Investment Company Act of 1940.

   THE GOVERNMENT CASH FUND. The Board of Trustees (the "Board") has determined that it is in the best interests of the Government Cash Fund and its shareholders to seek to maintain a stable net asset value per share, and that the appropriate method for valuing portfolio securities is the amortized cost method, provided that such method continues to fairly reflect the market-based net asset value per share. The Board shall continuously review this method of valuation and make changes that may be necessary to assure that the Government Cash Fund's instruments are valued at their fair value as determined by the Board in good faith.

   The Board has determined that the Government Cash Fund will comply with the conditions of Rule 2a-7 under the Act regarding the amortized cost method of valuing portfolio securities. Under Rule 2a-7, the Board is obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share of the Fund for purposes of distribution and redemption, at $1.00 per share. These procedures include periodically monitoring, as the Board deems appropriate, at such intervals as are reasonable in light of current market conditions, the relationship between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon available indications of market value. The Board will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the amortized cost value and the market value per share. The Board will take such steps as it considers appropriate (e.g., redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends, or utilizing a net asset value per share determined by using market quotations) to minimize any material dilution or other unfair results that might arise from differences between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon market value.

   Rule 2a-7 requires that a dollar-weighted average portfolio maturity of not more than 90 days, appropriate to the objective of maintaining a stable net asset value of $1.00 per share, be maintained, and precludes the purchase of any instrument with a remaining time to maturity of more than 397 calendar days. However, the underlying securities used as collateral for repurchase agreements are not subject to these restrictions, because a repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is deemed to occur. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Government Cash Fund will invest its available cash in a manner that will reduce such average maturity to 90 days or less as soon as reasonably practicable. Rule 2a-7 also requires the Government Cash Fund to limit its investments to instruments that the Board determines present minimal credit risks and that have been given one of the two highest rating categories by nationally recognized statistical rating organizations, or, in the case of instruments that are not so rated, are of comparable quality as determined under procedures established by the Board.

   It is the normal practice of the Government Cash Fund to hold portfolio securities to maturity and realize their par values, unless a prior sale or other disposition thereof is mandated by redemption requirements or other extraordinary circumstances. A debt security held to maturity is redeemable by its issuer at its principal amount plus accrued interest. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Government Cash Fund (computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above) may tend to be higher than a similar computation made by utilizing a method of valuation based upon market prices and estimates. The Government Cash Fund may, to a limited extent, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if the Adviser believes such disposition advisable, or necessary to generate cash to satisfy redemptions. In such cases, the Government Cash Fund may realize a gain or loss.

                                HOW TO BUY SHARES

   The minimum initial investment is $1,000 with no minimum subsequent investment for Class A, Class B or Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege. For an individual retirement account (IRA), the minimum initial investment is $250 with no minimum subsequent investment. In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class I Shares is $1,000,000 with no minimum subsequent investment. Completed applications for the purchase of shares should be mailed to: Phoenix-Zweig Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange (2:00 p.m. for shares of the Government Cash Fund) are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.30% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Trust's current Prospectus for additional information.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Funds' current Prospectus for additional information.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares seven years after the end of the calendar month in which the shareholder's order to purchase was accepted subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time from most of the burden of such distribution related expenses. The seven-year time limit has been deemed sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending seven years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares for the Strategy Fund, Appreciation Fund, Growth & Income Fund, Managed Assets and Foreign Equity Fund, and 0.75% and 0.30% for the Government and Government Cash Funds, respectively. See the Funds' current Prospectus for more information.

CLASS I SHARES
   Class I Shares are offered primarily to persons subject to the Investment Adviser's Code of Ethics relating to personal securities transactions and to tax-exempt retirement plans specifically affiliated with the Investment Adviser, as well as certain institutional investors. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. Class I Shares are not available in all states.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The five ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Zweig Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates;
(9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix-Zweig Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans;
(12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Zweig Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (14) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (18) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (16) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of the Phoenix-Zweig Funds (other than Phoenix-Zweig Government Cash Fund Class M Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust;
(b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix-Zweig Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of the Phoenix-Zweig Funds (other than Phoenix-Zweig Government Cash Fund Class M Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. The Letter of Intent also may be back-dated to include purchases made within 90 days prior to signing the Letter of Intent. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B AND C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of the Phoenix-Zweig Funds; (f) based on any direct rollover transfer of shares from an established Phoenix-Zweig Fund qualified plan into another Phoenix-Zweig Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Portfolio seven years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

IMMEDIATE INVESTMENT
   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Trusts (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Trusts to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix-Zweig Trust. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Trusts will be accepted on the business day Federal Trusts are wired provided the Federal Trusts are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Trusts directly, the shareholder should complete and mail to Equity Planning an Account Application.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

   EXCHANGES. Under certain circumstances, shares of any Phoenix-Zweig Fund may be exchanged for shares of the same Class of another Phoenix-Zweig Fund or on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix-Zweig Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix-Zweig Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix-Zweig Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.

   DIVIDEND REINVESTMENT ACROSS ACCOUNTS. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix-Zweig Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

   INVEST-BY-PHONE. This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House
(ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

   SYSTEMATIC WITHDRAWAL PROGRAM. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $1,000 may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $1,000 or more. See the Funds' current Prospectus for more information.

BY MAIL
   Shareholders may redeem shares by making a written request, executed in the full name of the account, directly to Phoenix-Zweig Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

TAX STATUS
   Each Fund of the Trust will be treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the Code) (except for purposes of the definitional requirements for regulated investment companies under Code
Section 851(a)). By paying dividends representing its investment company taxable income within the time periods specified in the Code and by meeting certain other requirements, each Fund intends to qualify as a regulated investment company under the Code. Since each Fund will distribute annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If a Series were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

TAXATION OF SHAREHOLDERS
   Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions from net capital gains that are properly designated as capital gains dividends are taxable to shareholders as long-term capital gains regardless of the length of time the shares in respect of which such distributions are received have been held.

   Dividends from Phoenix-Zweig Government Cash Fund and the Phoenix-Zweig Government Fund are not expected to qualify for the 70% dividends received deduction available to corporate shareholders. Phoenix-Zweig Government Cash Fund's dividends include all accrued interest, earned discounts and realized gains and losses, less amortized premiums and accrued expenses. Distributions by other Funds out of their dividend income from domestic corporations may qualify in whole or in part for the deduction if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds his Trust shares in the distributing Fund for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

   Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be taxed on the distribution when it is received even though with respect to them the distribution represents in effect a return of a portion of their purchase price. Any loss realized on a sale or exchange of shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before the shares are sold or exchanged. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   Individuals and certain other non-exempt payees will be subject to a 31% backup Federal withholding tax on dividends and other distributions from the Funds, as well as on the proceeds of redemptions of Funds other than the Phoenix-Zweig Government Cash Fund, if the affected Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies such Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.

TAX TREATMENT OF CERTAIN TRANSACTIONS
   In general, and as explained more fully below, if the Trust enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and (ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. Investments in foreign currency denominated instruments or securities may generate, in whole or in part, ordinary income or loss. The Federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into by a Fund will be as follows: Gain or loss from a closing transaction with respect to options written by a Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that a Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. The capital gain or loss will be long- or short-term depending on whether or not the affected option has been held for more than one year. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security has been held for not more than one year, or if shares of the underlying stock or security are acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.

   Any regulated futures contract or listed non-equity option held by a Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of the Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. A Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Code.

   The Trust may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a regulated investment company.

   Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

   In addition to the Federal income tax consequences described above relating to an investment in the Trust, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their specific situations.

                                 THE DISTRIBUTOR

   Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Phoenix Equity Planning Corporation ("Equity Planning") acts as distributor of the Trust's shares and receives, with respect to Class A Shares, a front-end sales commission, as described in the Prospectus under "Choosing Among Classes When Purchasing Shares"; and a 1% CDSC which may apply on redemptions within 18 months of purchases not subject to a sales charge; with respect to Class B Shares, the Distributor receives a declining CDSC ranging from 5% to 1% of the gross proceeds of a redemption of shares held for less than seven years; and, with respect to Class C Shares, the Distributor receives a CDSC of 1.25% of the gross proceeds of a redemption of shares held for less than one year. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below. The amendment of the Distribution Agreement naming Equity Planning as Distributor was last approved by the Trustees on January 12, 1999.

   Equity Planning has undertaken to use its best efforts to find purchasers for shares of the Trust. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. In addition, state securities laws on this issue may differ from the interpretations of federal law and banks and financial institutions may be required to register as dealers pursuant to state law. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.

   For the fiscal year ended December 31, 1998 and prior years, Zweig Securities Corp. acted as Distributor for the Trust. The gross commissions paid to Zweig Securities Corp. on sales of Trust shares totaled $670,941, $420,251 and $633,637 for the years ended December 31, 1998, 1997 and 1996, respectively, under the former distribution arrangement.

   For the fiscal year ended December 31, 1998, $18,222, $577,702, and $208,502 in sales charges were collected on Class A, Class B and Class C Shares, respectively. The CDSC will be waived under certain circumstances described in the Prospectus. In addition, the CDSC will be waived on redemptions of shares by employee benefit plans for the benefit of employees of the Distributor and its affiliates.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.

ALL FUNDS (EXCEPT THE GOVERNMENT AND GOVERNMENT CASH FUNDS)

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
            AMOUNT OF TRANSACTION              AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
              AT OFFERING PRICE              OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
              -----------------              -----------------           ------------------            --------------

       Less than $50,000                           5.50%                       5.82%                        4.25%
       $50,000 but under $100,000                  4.75%                       4.99%                        4.00%
       $100,000 but under $250,000                 3.75%                       3.90%                        3.00%
       $250,000 but under $500,000                 2.75%                       2.83%                        2.75%
       $500,000 but under $1,000,000               1.75%                       1.78%                        1.75%
       $1,000,000 or more                          None                         None                        None


GOVERNMENT FUND
                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
            AMOUNT OF TRANSACTION              AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
              AT OFFERING PRICE              OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
              -----------------              -----------------           ------------------            --------------

       Less than $50,000                           4.75%                       4.99%                        4.00%
       $50,000 but under $100,000                  4.00%                       4.17%                        3.50%
       $100,000 but under $250,000                 3.00%                       3.09%                        2.50%
       $250,000 but under $500,000                 2.25%                       2.30%                        1.75%
       $500,000 but under $1,000,000               1.75%                       1.78%                        1.50%
       $1,000,000 or more                          None                         None                        None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

ADMINISTRATIVE SERVICES
   Zweig/Glaser also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. Reimbursement for such services is included as part of the management fees.

                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares of each Fund except Class I Shares (i.e., a plan for the Class A and C Shares and a plan for the Class B Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares of each Fund (other than Class M Shares of the Government Cash Fund and Class I Shares) pays a service fee at a rate of

0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class A Shares of all Funds at a rate of 0.05% per annum; for Class B Shares of all Funds at a rate of 0.75% per annum; for Class C Shares at a rate of 0.75% per annum for the Appreciation Fund, Strategy Fund, Growth & Income Fund, Managed Assets and Foreign Equity Fund, 0.50% per annum for the Government Fund and 0.05% per annum for the Government Cash Fund.

   The Rule 12b-1 Plan for the Class M Shares issued by Zweig Government Cash Fund (the "Class M Plan") provides that the Distributor may enter into Service Agreements with securities dealers, financial institutions, banks, and other industry professionals for distribution, promotion and administration of and/or servicing investors in Class M Shares. Such service organizations are paid directly or indirectly by Zweig Government Cash Fund and the Manager. Service payments under the Class M Plan are paid in equal amounts by Zweig Government Cash Fund and the Manager, or Zweig Government Cash Fund and the Manager reimburse the Distributor equally for service payments to a service organization, in an amount not exceeding 0.30% per annum of the average daily net asset value of the Class M Shares. The Class M Plan also provides that Zweig Government Cash Fund will pay the costs and expenses connected with the printing and distribution of Zweig Government Cash Fund's prospectuses, shareholder reports, and any promotional material for other than current Fund shareholders, in an amount not to exceed $100,000 per annum.

   A report of the amounts expended under the Plans must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

   The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any Class or Fund, by vote of a majority of the shares of such Class or Fund. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons.

   If the Plans are terminated (or not renewed) with respect to one or more Classes or Funds, they may continue in effect with respect to any Class or Fund as to which they have not been terminated (or have not been renewed).

   For the fiscal year ended December 31, 1998, the Funds paid Rule 12b-1 Fees in the amount of $_________. Unaffiliated broker-dealers received $_________. Distributor expenses under the Plans consisted of: (1) advertising $_________;
(2) printing and mailing of prospectuses to other than current shareholders $_________; (3) compensation to dealers $_________; (4) compensation to sales personnel $_________; (5) service costs $_________; and (6) other $_________.
The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At December 31, 1998, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $______ (equal to __% of the Trust's net assets) which have been carried over into the present Class B Plan year.

   Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.

   Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.

   The continuance of the Plan for Class A and C Shares and the Plan for Class M Shares and the adoption of a Plan for Class B Shares was approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting held on January 12, 1999. Prior to approving the continuance of the Plan and the adoption of the Class B Plan, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Plans. In making its determination to continue the Plan and adopt the Class B Plan, the Board considered, among other factors: (1) the Trust's experience under the Plan's and the previous Rule 12b-1 Plan's of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plans and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon their review, the Board, including each of the Qualified Trustees, determined that the continuance of the Plans and the adoption of the Class B Plan would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the

Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.

   The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for any Fund, the Trust may not thereafter adopt a new Rule 12b-1 Plan for a class of that Fund having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSCs. The Distributor has sold its right to receive certain payments under the Distribution Agreement to a financial institution in order to finance the distribution of the Class B Shares.

   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

                             MANAGEMENT OF THE TRUST

   The Trustees have responsibility for management of the business of the Trust. The officers of the Trust are responsible for its day to day operations. Set forth below is certain information concerning the Trustees and officers.

TRUSTEES AND OFFICERS

                                        POSITION WITH
NAME, ADDRESS AND AGE                   THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ---------                 ----------------------------------------
Claire B. Benenson (80)                 Trustee                   Consultant on Financial Conferences The New School for Social
870 U.N. Plaza                                                    Research, Director of The Burnham Fund Inc. and Trustee of the
New York, NY 10017                                                Phoenix-Euclid Funds. Former Director of Financial Conferences
                                                                  and Chairman, Department of Business and Financial Affairs, The
                                                                  New School for Socialn Research, President of the Money
                                                                  Marketeers of New York University, Trustee of Simms Global Fund
                                                                  and Director of Phoenix-Zweig Government Cash Fund Inc.

James Balog (70)                        Trustee                   Retired; Director and Member of the Audit, Investment, Stock
2205 N. Southwinds Blvd.                                          Option and Compensation Committees of Transatlantic Holdings,
Vero Beach, FL 32963                                              Inc.(reinsurance); Director and Member of the Executive
                                                                  Committee of Elan, Plc (pharmaceuticals); Director and Member of the Executive and Investment & Credit Committees of Great
                                                                  West Life and Annuity Insurance Company; Member of the
                                                                  Technical Advisory Board of Galen Partners (health care) and
                                                                  Trustee of the Phoenix-Euclid Funds. Former Director, Chairman
                                                                  of the Audit Committee and Member of the Executive Committee of
                                                                  A.L. Pharma, Inc. (health care); Chairman of 1838 Investment
                                                                  Advisors, L.P. and Chairman of Lambert Brussels Capital
                                                                  Corporation (investments).

S. Leland Dill (69)                     Trustee                   Retired; Director of Coutts & Co. Trust Holdings Limited,
5070 North Ocean Dr.                                              Coutts & Co. Group, Coutts & Co. (USA) (private banking),
Singer Island, FL 33404                                           Trustee of BT Portfolios and BT Investment Funds and Trustee of
                                                                  the Phoenix-Euclid Funds. Former partner of Peat Marwick
                                                                  Mitchell & Co. and Director of Phoenix-Zweig Government Cash
                                                                  Fund Inc. and Vintners International Company, Inc. (winery).

Eugene J. Glaser (58)*                  Chairman,                 President of the Manager and Phoenix-Euclid Advisors LLC;
900 Third Avenue                        Chief Executive Officer   President and Director of the Zweig Securities Corp.; Director
New York, NY 10022                      and Trustee               of The Phoenix-Zweig Fund, Inc. and Chairman, President Chief
                                                                  Executive Officer and Trustee of the Phoenix-Euclid Funds.
                                                                  Former Director of Phoenix-Zweig Government Cash Fund Inc.

Donald B. Romans (68)                   Trustee                   President of Romans & Company, (private investors and financial
233 East Wacker Dr.                                               consultants); Director of the Burnham Fund Inc. and Trustee of
Chicago, IL 60601                                                 the Phoenix-Euclid Funds. Former Consultant to and Executive
                                                                  Vice President and Chief Financial Officer of Bally Manufacturing
                                                                  Corporation, and Director of Phoenix-Zweig Government
                                                                  Cash Fund Inc.

                                        POSITION WITH
NAME, ADDRESS AND AGE                   THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ---------                 ----------------------------------------
Philip R. McLoughlin (51)               Trustee, Chairman         Chairman (1999-present) and Chief Executive Officer (1999-
56 Prospect St.                         and Chief Executive       present) of the Trust. Chairman (1997-present), Vice Chairman
Hartford, CT 06115                      Officer                   (1995-1997) and Chief Executive Officer (1995-present). Phoenix
                                                                  Investment Partners, Ltd. Director (1994-present) and Executive
                                                                  Vice President, Investments (1988-present), Phoenix Home Life
                                                                  Mutual Insurance Company. Director/Trustee and President,
                                                                  Phoenix Funds (1989-present). Trustee and President,
                                                                  Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                                  Institutional Mutual Funds (1996-present). Director, Duff &
                                                                  Phelps Utilities Tax-Free Income Inc. (1995-present) and Duff &
                                                                  Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                                  Director (1983-present) and Chairman (1995-present), Phoenix
                                                                  Investment Counsel, Inc. Director (1984-present) and President
                                                                  (1990-present), Phoenix Equity Planning Corporation. Director
                                                                  (1993-present). Chairman (1993-present) and Chief Executive
                                                                  Officer (1993-1995). National Securities & Research
                                                                  Corporation. Director, Phoenix Realty Group, Inc.
                                                                  (1994-present), Phoenix Realty Advisors, Inc. (1987-present),
                                                                  Phoenix Realty Investors, Inc. (1994-present), Phoenix Realty
                                                                  Securities, Inc. (1994-present), PXRE Corporation (Delaware)
                                                                  (1985-present), and World Trust Fund (1991-present). Director and Executive Vice President, Phoenix Life and Annuity Company
                                                                  (1996-present). Director and Executive Vice President, PHL
                                                                  Variable Insurance Company (1995-present). Director, Phoenix
                                                                  Charter Oak Trust Company (1996-present). Director and Vice
                                                                  President, PM Holdings, Inc. (1985-present). Director and
                                                                  President, Phoenix Securities Group, Inc. (1993-1995). Director
                                                                  (1992-present) and President (1992-1994), W.S. Griffith & Co.,
                                                                  Inc. Director (1992-present). Director, PHL Associates Inc.
                                                                  (1995-present). Director/Trustee, the National Affiliated
                                                                  Investment Companies (until 1993).

Martin E. Zweig (56)                    President                 President of the Subadviser; Chairman of the Board and
900 Third Avenue                                                  President of The Phoenix-Zweig Total Return Fund, Inc. and The
New York, NY 10022                                                Phoenix-Zweig Fund, Inc.; President and Director of Zweig Total
                                                                  Return Advisors, Inc., Zweig Advisors Inc., Zweig-DiMenna
                                                                  International Managers, Inc., and Zweig Securities Advisory
                                                                  Service Inc.; Managing Director of the Managing General Partner
                                                                  of Zweig-DiMenna Partners, L.P. and Zweig-DiMenna Special
                                                                  Opportunities, L.P.; President and Director of Gotham Advisors,
                                                                  Inc. and Euclid Advisors, Inc.; Member of the Undergraduate
                                                                  Executive Board of the Wharton School, University of
                                                                  Pennsylvania. Former President of Phoenix-Zweig Government Cash
                                                                  Fund Inc. and General Partner of Zweig Katzen Investors, L.P.;
                                                                  Former Chairman of the Adviser.

David Katzen (41)                       Senior Vice President     Senior Vice President of the Manager and Executive Vice
900 Third Avenue                                                  President of Euclid Advisors LLC; Vice President of Zweig
New York, NY 10022                                                Advisors, Inc. and Executive Vice President of the
                                                                  Phoenix-Euclid Funds. Former Director of Quantitative Research
                                                                  at Avatar Investors Associates, Corp.; Director of Equity
                                                                  Research for Zweig Total Return Advisors, Inc.; Research
                                                                  Director of Zweig Advisors, Inc.; and Vice President of The
                                                                  Phoenix-Zweig Fund, Inc. and ZZK Management, Inc.


                                        POSITION WITH
NAME, ADDRESS AND AGE                   THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ---------                 ----------------------------------------
Barry Mandinach (43)                    First Vice President      Executive Vice President of the Zweig Securities Corp., Senior
900 Third Avenue                                                  Vice President of the Adviser and Euclid Advisors LLC, and
New York, NY 10022                                                First Vice President of the Phoenix-Euclid Mutual Funds.

Carlton Neel (31)                       First Vice President      First Vice President of the Adivser; Former Vice President of
900 Third Avenue                                                  J.P. Morgan & Co., Inc.
New York, NY 10022

Alfred J. Ratcliffe (51)                First Vice President,     First Vice President of the Adviser and Euclid Advisors LLC,
900 Third Avenue                        Treasurer, Principal      and First Vice President, Treasurer, Principal Accounting
New York, NY  10022                     Accounting Officer        Officer and Assistant Secretary of the Phoenix-Euclid Funds.
                                        and Assistant Secretary   Former Vice President of The Bank of New York.

Charles I. Leone (37)                   First Vice President and  First Vice President and Chief Financial Officer of the Adviser
900 Third Avenue                        Assistant Secretary       and Euclid Advisors LLC, First Vice President, Chief Financial
New York, NY 10022                                                Officer and Assistant Secretary of the Distributor and First
                                                                  Vice President and Assistant Secretary of the Phoenix-Euclid
                                                                  Funds.  Former Assistant Treasurer of Phoenix-Zweig Government
                                                                  Cash Fund Inc.

Annemarie Gilly (47)                    Vice President            First Vice President of the Adviser, the Zweig Securities Corp.
900 Third Avenue                                                  and Euclid Advisors LLC, and First Vice President of the
New York, NY 10022                                                Phoenix-Euclid Funds.  Former Vice President of Concord
                                                                  Financial Group.

Jeffrey Lazar (39)                      Vice President            Vice President and Treasurer of The Phoenix-Zweig Fund, Inc.
900 Third Avenue                                                  and The Phoenix-Zweig Total Return Fund, Inc.; Vice President,
New York, NY 10022                                                Treasurer and Secretary of Zweig Advisors, Inc. and Zweig Total
                                                                  Return Advisors, Inc.

Beth Abraham (43)                       Assistant Vice President  Assistant Vice President of The
900 Third Avenue                                                  Adviser and the Phoenix-Euclid Funds. Former self-employed
New York, NY 10022                                                consultant to the mutual fund industry.

Tom Disbrow (33)                        Assistant Vice            Vice President of the Adviser and Euclid Advisors LLC and
900 Third Avenue                        President and Assistant   Assistant Vice President and Assistant Treasurer of the
New York, NY 10022                      Treasurer                 Phoenix-Euclid Funds

Rhonda Lee Berzner (34)                 Assistant Vice            Senior Research Analyst for the Adviser and Euclid Advisors LLC
900 Third Avenue                        President                 and Assistant Vice President of the Phoenix-Euclid Funds.
New York, NY 10022

Marc Baltuch (53)                       Secretary                 First Vice President of the Adviser and Euclid Advisors LLC;
900 Third Avenue                                                  First Vice President, Director, Chief Compliance Officer and
New York, NY 10022                                                Watermark Securities, Inc.; Assistant Secretary of Gotham
                                                                  Advisors, Inc., Zweig Total Return Advisors, Inc. and
                                                                  Phoenix-Zweig Advisors Inc. and Secretary of the Phoenix-Euclid
                                                                  Funds. Former Secretary of Phoenix-Zweig Government Cash Fund
                                                                  Inc.

   *Designates a trustee who is an interested person of the trust within the meaning of the 1940 Act.

COMPENSATION OF TRUSTEES AND OFFICERS
   Those trustees and officers of the Trust who are affiliated with the Subadviser or the Adviser are not separately compensated for their services as trustees or officers of the Trust. The Trust currently pays each of its disinterested trustees a fee of $5,000 per year, plus $1,500 per meeting attended ($500 per phone meeting) and reimburses their expenses for attendance at meetings, all of which is prorated on the basis of the assets of each Fund. In addition, each such trustee receives a fee of $1,000 per year from each Fund. For the fiscal year ended December 31, 1998, the fees and expenses of disinterested trustees, as a group, were $74,967. As of

__________, 1999, except for Dr. Zweig, Eugene J. Glaser and David Katzen, the trustees and officers of the Trust, as a group, owned less than 1% of any Class of any Fund of the Trust.

   Trustees may be removed from office at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. Except as set forth above, the trustees shall continue to hold office and may appoint their successors.

   For the Trust's last fiscal year, the Trustees received the following compensation:

                                                          PENSION OR
                                  AGGREGATE           RETIREMENT BENEFITS           ESTIMATED                  TOTAL
                                COMPENSATION            ACCRUED AS PART          ANNUAL BENEFITS           COMPENSATION
         NAME                 FROM ZWEIG FUNDS         OF FUND EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
-------------------           ----------------        -------------------        ---------------         -----------------
James Balog                        $18,000                                                                    $18,000
Claire B. Benenson                 $18,000                   None                     None                    $18,000
S. Leland Dill                     $19,400                  for any                  for any                  $19,400
Eugene J. Glaser*                       $0                  Trustee                  Trustee                       $0
Donald B. Romans                   $19,567                                                                    $19,567

---------------
   *"Interested Person" as defined under the Investment Company Act.

   At December 31, 1998, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust except for Phoenix-Zweig Government Cash Fund in which they held approximately 24.8%, Phoenix-Zweig Foreign Equity in which they held approximately 14.6%, Phoenix-Zweig Growth & Income Fund in which they held approximately 4.9% and Phoenix-Zweig Government Fund in which they held approximately 7.3%.

   The Board of Trustees met four times during the Phoenix-Zweig Funds' fiscal year ended December 31, 1998. Each Trustee attended all of the meetings of the Board. The Board does not have any committees.

PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of ___________, 1999 with respect to each person who owns of record or is known by the Registrant to own of record or beneficially owns 5% or more of any class of the Registrant's equity securities.

NAME OF SHAREHOLDER                             NAME OF FUND                    NUMBER OF SHARES             PERCENT OF CLASS
-------------------                             ------------                    ----------------             ----------------
Martin E. Zweig                                 Government Fund
900 Third Avenue
New York, NY 10022
and members of his immediate family

Eastern Friars and Western Asset                                                Government Fund
c/o special Processing Dept.                                                    Government Cash Fund
One Wall Street
5th Floor,
New York, NY 10005-2501

Banque Carnegie Luxembourg                                  51.77%              Government Cash Fund Class A Shares
5 Place de la Gare
P.O. Box 1141
Luxembourg L-1011

Hafeezah C. Wesley                                           6.76%              Government Cash Fund Class B Shares
330 Commerce St.
Nashville, TN 37201

Margaret Trocchio                                           10.89%
171 Boathouse Lane West
Bayshore, NY 11706

Sally Orobello                                              14.06%
567 Vauxhall St.
Waterford, CT 06385

Martin Giller                                               12.64%
7518 Cornith Drive
Alexandria, VA 22306

                                       29

Sally Ann Stepath                                            8.43%
2773 Garrison
Evanston, IL 60201

Stanley B. Coleby and Sharon A. Coleby                       9.37%              Government Cash Fund Class C Shares
2432 Briar Creek Circle
Salt Lake City, UT 84117

William Littler                                             10.53%
49 Ketewomoke Drive
Huntington, NY 11743

Gerald Smith                                                 6.78%
P.O. Box 449
Graham, TX 76450

Dr. Martin E. Zweig                                         10.98%
900 Third Ave.
New York, NY 10022
and members of his immediate family

Western Asset and Eastern Friars Nominees Ltd.              17.38%              Government Cash Fund Class M Shares;
c.o Special Processing
One Wall St.                                                13.26%
New York, NY 10005

James Godchaux                                              10.38%               Foreign Equity Fund Class A Shares
505 Old Settlement Road
Lafayette, LA 70508

Eugene J. Glaser                                             6.34%
784 Park Ave.
New York, NY 10021

Michael Rains                                                5.07%
1326 Canterbury Drive
Abilene, TX 79602

United Automobile Insurance Co.                              7.47%              Foreign Equity Fund Class C Shares
20803 Biscayne Blvd.
Aventura, FL 33180

William C. Welch                                             9.20%              Government Fund Class B Shares
125 Tall Grass Road
New Lenox, IL 60451

Wiley Schatz                                                 6.45%
P.O. Box 3284
Palerm, AK 99645

Gabriel Frayne                                               8.64%
2055 Quaker Ridge Road
Croton on Hudson, NY 10520

Manhattan Brass & Copper                                     5.06%              Growth & Income Fund Class A Shares
P.O. Box 145
Maspeth, NY 11378

Christian Woessner                                           5.58%
P.O. Box 290
New York, NY 10008


   In addition, as of __________, 1999, to the Trust's knowledge, except for:

NAME AND ADDRESS                                      % OF SHARES OWNED    FUND
----------------                                      -----------------    ----

Merrill Lynch, Pierce, Fenner & Smith Inc.                  11.12%         Appreciation Fund Class B Shares
4800 Deer Lake Dr. East                                     18.27%         Appreciation Fund Class C Shares
Jacksonville, FL 32246)                                      6.97%         Foreign Equity Fund Class B Shares
                                                            23.94%         Foreign Equity Fund Class C Shares
                                                            39.00%         Government Fund Class B Shares
                                                            25.28%         Government Fund Class C Shares
                                                            25.28%         Growth & Income Fund Class B Shares
                                                            16.18%         Growth & Income Fund Class C Shares
                                                             8.99%         Managed Assets Class A Shares
                                                            18.35%         Managed Assets Class B Shares
                                                            20.44%         Managed Assets Class C Shares
                                                            12.51%         Strategy Fund Class A Shares
                                                            18.35%         Strategy Fund Class B Shares
                                                            20.36%         Strategy Fund Class C Shares

Prudential Securities Inc.                                  99.07%         Appreciation Fund
fbo Advisors MPP/PS Plan                                    99.94%         Government Cash Fund
900 Third Ave.                                             100.00%         Government Fund
New York, NY 10022                                          99.98%         Growth & Income Fund
                                                            99.66%         Managed Assets
                                                            99.97%         Strategy Fund Class I Shares

Charles Schwab & Co.                                        5.06%          Strategy Fund Class A Shares
101 Montgomery St.
San Francisco, CA 94104

                             ADDITIONAL INFORMATION

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected as the independent accountants for the Trust.
PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   The Bank of New York, 48 Wall Street, New York, New York 10015, serves as custodian of the Trust's assets. State Street Bank acts as Transfer Agent and dividend paying agent for the Trust (the "Transfer Agent"). As compensation, State Street receives a fee equivalent to $13.50 for each designated shareholder account, plus out-of-pocket expenses.

REPORT TO SHAREHOLDERS
 The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.

FINANCIAL STATEMENTS
   The Financial Statements for the Fund's fiscal year ended December 31, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:
   Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Description of S&P Corporate Bond Ratings:

   AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA Bonds rated AA have a strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

   A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   BB, B, CCC Bonds rated BB, B or CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Bonds rated BBB or lower by S&P and Bonds rated Baa or less by Moody's (non-investment grade securities) are considered to be speculative in nature. Non-investment grade securities will generally be less sensitive to interest rate changes than investment grade securities (those rated A or higher by S&P and BBB or higher by Moody's) but will be more sensitive to adverse economic changes or specific corporate developments. The liquidity risk of non-investment grade securities will be higher than investment grade securities and their value will be more difficult to ascertain due to the lack of an established secondary market. These securities may also be adversely affected by new laws or proposed new laws on the high yield market (e.g., tax proposals).


COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:
   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet obligations. Description of S&P's Commercial Paper Ratings:

   Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements: long-term senior debt is rated A or better, the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position in the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

[diamond] Phoenix-
          Zweig
          Trust

                      TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      Phoenix-Zweig Government Cash Fund
                         Investment Risk and Return Summary.............    1
                         Fund Expenses..................................    4
                         Management of the Fund.........................    6
                         Pricing of Fund Shares.........................    7
                         How to Buy Shares..............................    8
                         How to Sell Shares.............................    9
                         Things You Should Know When Selling Shares.....   10
                         Account Policies...............................   11
                         Investor Services..............................   12
                         Tax Status of Distributions....................   12
                         Financial Highlights...........................   14
                         Additional Information.........................   18

PHOENIX-ZWEIG GOVERNMENT CASH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Zweig Government Cash Fund strives to provide high current income consistent with maintaining liquidity and preserving capital. There is no guarantee that the fund will achieve its objective.

THIS PROSPECTUS DESCRIBES CLASS M SHARES OF PHOENIX-ZWEIG GOVERNMENT CASH FUND. Refer to the Phoenix-Zweig Trust Prospectus for information on Class A, Class B, Class C or Class I Shares.

PRINCIPAL INVESTMENT STRATEGIES
[arrow] The goal of the fund is to maintain a stable share price of $1.00, making it a convenient money market fund in which to invest idle cash.

[arrow]  The fund will invest exclusively in the following instruments:

         o short-term securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities; and

         o  repurchase agreements collateralized by such securities.

         U.S. Government securities are considered to be of the highest credit quality, yet the primary consideration in choosing among these securities is managing risk related to changes in interest rate levels.

[arrow] The fund will invest in a diversified portfolio of high quality money market instruments with maturities of less than 397 days and the average weighted portfolio will not exceed 90 days.



                                            Phoenix-Zweig Government Cash Fund 1

PRINCIPAL RISKS
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund invests in securities backed by the U.S. Government, its agencies and instrumentalities. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency or instrumentality. The Statement of Additional Information lists agencies and instrumentalities of the U.S. Government.



2 Phoenix-Zweig Government Cash Fund

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Government Cash Fund. The bar chart shows changes in the fund's Class M Shares performance from year to year over a 10-year period.1 The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

GOVERNMENT CASH FUND
[graphic omitted]

    Calendar Year         Annual Return(%)
        1989                  8.2
        1990                  7.5
        1991                  5.6
        1992                  3.4
        1993                  2.9
        1994                  3.7
        1995                  5.3
        1996                  5.1
        1997                  5.2
        1998                  5.2

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 2.2% (quarter ending June 30, 1989) and the lowest return for a quarter was (0.7)% (quarter ending March 31, 1993).


------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns              One Year        Five Years      Ten Years       Life of the
   (for the periods ending 12/31/98)(1)                                                        Fund(2)
------------------------------------------------------------------------------------------------------------
   Class M Shares(3)                           5.2%             4.9%            5.2%            6.3%
------------------------------------------------------------------------------------------------------------

   Class A Shares                              4.9%              --              --             4.8%
------------------------------------------------------------------------------------------------------------

   Class B Shares                              4.2%              --              --             4.2%
------------------------------------------------------------------------------------------------------------

   Class C Shares                              4.9%              --              --             4.8%
------------------------------------------------------------------------------------------------------------

   Class I Shares                              5.2%              --              --             5.2%
------------------------------------------------------------------------------------------------------------



(1) The fund's average annual returns in the table above reflect a full redemption in the fund's Class B Shares.

(2) Class M Shares since March 1, 1982, Class A and Class C Shares since May 1, 1994, Class B Shares since April 8, 1996, and Class I Shares since November 1, 1996.

(3) Zweig/Glaser assumed responsibility for managing the fund on September 1, 1989.

The fund's 7-day yield on December 31, 1998 was 4.65%.



                                            Phoenix-Zweig Government Cash Fund 3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS M     CLASS A     CLASS B     CLASS C      CLASS I
                                                           SHARES       SHARES      SHARES      SHARES      SHARES
                                                           ------       ------      ------      ------      ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)                         None         None        None        None        None
Maximum Deferred Sales Charge (load) (as a                  None         None       5%(b)       1.25%        None
percentage of the lesser of the value redeemed or                                             during the
the amount invested)                                                                           1st year
Maximum Sales Charge (load) Imposed on Reinvested Dividend  None         None        None        None        None
Redemption Fee                                              None         None        None        None        None
Exchange Fee                                                None         None        None        None        None
                                                        ---------------------------------------------------------------

                                                           CLASS M      CLASS A     CLASS B     CLASS C      CLASS I
                                                           SHARES       SHARES      SHARES      SHARES      SHARES
                                                           ------       ------      ------      ------      ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                             0.50%       0.50%       0.50%       0.50%        0.50%
Distribution and Service (12b-1) Fees (c)                   0.06%       0.30%       1.00%       1.00%        None
Other Expenses                                              0.13%       0.50%       2.20%       0.58%        0.97%
                                                            ----        ----        ----        ----         ----
TOTAL ANNUAL FUND OPERATING EXPENSES (A)                    0.69%       1.30%       3.70%       1.38%        1.47%
                                                            ====        ====        ====        ====         ====

----------------------------
(a) The fund's investment adviser has agreed to reimburse through April 30, 2000 the Phoenix-Zweig Government Cash Fund's expenses, excluding taxes, interest, brokerage commissions, Rule 12b-1 fees and extraordinary expenses, to the extent that such expenses exceed 0.35% for each Class of Shares. The Management Fees with reimbursement are 0.22% for Class M Shares, and 0.00% for Class A, B, C, and I Shares. The other expenses with reimbursement are 0.00% for Class M Shares and 0.35% for Class A, B, C, and I Shares. The Actual Total Annual Fund Operating Expenses after expense reimbursement are 0.41% for Class M Shares, 0.65% for Class A and C Shares, 1.35% for Class B Shares, and 0.35% for Class I Shares.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



4 Phoenix-Zweig Government Cash Fund

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class M                        $69                    $218                 $379                   $847
-----------------------------------------------------------------------------------------------------------------

   Class A                       $132                    $412                 $713                 $1,568
-----------------------------------------------------------------------------------------------------------------

   Class B                       $872                  $1,432               $2,111                 $3,162
-----------------------------------------------------------------------------------------------------------------

   Class C                       $266                    $437                 $755                 $1,657
-----------------------------------------------------------------------------------------------------------------

   Class I                       $150                    $465                 $803                 $1,757
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class M                        $69                    $218                  $379                  $847
-----------------------------------------------------------------------------------------------------------------

   Class A                       $132                    $412                  $713                $1,568
-----------------------------------------------------------------------------------------------------------------

   Class B                       $372                  $1,132                $1,911                $3,162
-----------------------------------------------------------------------------------------------------------------

   Class C                       $141                    $437                  $755                $1,657
-----------------------------------------------------------------------------------------------------------------

   Class I                       $150                    $465                  $803                $1,757
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


                                            Phoenix-Zweig Government Cash Fund 5

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS
Zweig/Glaser Advisers LLC ("Zweig/Glaser") is the investment adviser for the fund and is located at 900 Third Avenue, New York, NY 10022. Zweig/Glaser acts as investment adviser to two other mutual funds and as investment adviser to institutions and individuals. As of December 31, 1998, Zweig/Glaser was managing eleven funds with net assets of approximately $2.6 billion and acting as administrator to two closed-end funds with more than $1.4 billion in assets. Zweig/Glaser has been managing funds since September 1989.

Zweig/Glaser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a Delaware corporation, located at 100 Bright Meadow Blvd., Enfield, CT 06083-2200. PXP is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. As of December 31, 1998, PXP had over $53.5 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Zweig/Glaser is responsible for managing the fund's investment program, selecting specific securities for the fund, and maintaining the general operations of the fund. Zweig/Glaser manages the fund's assets to conform with the investment policies as described in this prospectus.

Zweig Consulting LLC ("Zweig Consulting"), a New York limited liability company, acts as the investment subadviser for the funds and is located at 900 Third Avenue, New York, NY 10022. Dr. Martin E. Zweig serves as President of Zweig Consulting and as President of the fund.

Zweig/Glaser pays Zweig Consulting a subadvisory fee of approximately $2,500,000 per annum allocated monthly.

The fund pays Zweig/Glaser a monthly investment management fee of 0.50% that is accrued daily against the value of the fund's net assets.

During the fund's last fiscal year, the fund paid total management fees of $433,374. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 0.50%.

PORTFOLIO MANAGEMENT
Beth Abraham has been the portfolio manager for the Government Cash Fund and an Assistant Vice President of the Series since 1995. Ms. Abraham's experience includes consulting to the mutual fund industry and acting as a Senior Compliance Examiner in the New York Regional Office of the Securities and Exchange Commission.


6 Phoenix-Zweig Government Cash Fund

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000.

The major systems that would impact the funds with respect to the year 2000 are those of the transfer agent and custodian. The fund has been advised in writing by both the transfer agent and the custodian that they are working to fix, and expect to have fixed in time, all of the issues relating to the year 2000. While management of the fund will continue to monitor the progress of the transfer agent and the custodian in solving the year 2000 problem, no assurance can be given that their systems will be fixed on time, or what the magnitude of the problems would be if such systems are not fixed.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?
The fund attempts to maintain a stable share price of $1.00. In determining the Fund's performance, the fund utilizes an amortized cost method of valuing its investments. In general, the market calculates net asset value by:

         o  adding the values of all securities and other assets of the fund,

         o  subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted for the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.


                                            Phoenix-Zweig Government Cash Fund 7

The net asset value per share of each class of the fund is determined as of 2:00 PM Eastern Time on each day the NYSE is open for trading. The fund will not calculate its net asset values per share on days when the NYSE is closed for trading.

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the fund's authorized agents prior to 2:00 PM Eastern Time will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

The fund presently offers five classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. The distribution and service fees represent an asset-based sales charge that for a long term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

THIS PROSPECTUS DESCRIBES CLASS M SHARES OF PHOENIX-ZWEIG GOVERNMENT CASH FUND. Other classes of shares are described in a separate prospectus.

Class M Shares of the Fund are sold at net asset value without a sales charge.

Minimum INITIAL investments:

         o  $10,000.

         o $1,000 for service organizations whose clients have made aggregate minimum purchases of $1,000,000.

Minimum ADDITIONAL investments:

         o  There is no minimum for additional investments.

Purchase orders received by the transfer agent by 2:00 p.m., Eastern Standard Time, become effective and earn dividends that day, provided that payment is received in Federal funds by 4:00 p.m., Eastern Standard Time.


8 Phoenix-Zweig Government Cash Fund

THESE MINIMUMS DO NOT APPLY TO CLASS A, CLASS B, CLASS C, OR CLASS I SHARES.

 ----------------------------- -------------------------------------------------
                               TO OPEN AN ACCOUNT
                               (CLASS M SHARES ONLY)
 ----------------------------- -------------------------------------------------
 Through a financial advisor   Contact your advisor. Some advisors may charge a
                               fee.
 ----------------------------- -------------------------------------------------
 Through Sweep Programs        Customers of participating securities dealers and
                               banks through which purchases and sales are made
                               with the dealers and banks as agents. Call us
                               at (800)272-2700.
 ----------------------------- -------------------------------------------------
 Through the mail              Complete a New Account Application and send it
                               with a check payable to the fund. Mail them to:
                               State Street Bank, ATTN: Phoenix-Zweig Government
                               Cash Fund, P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------- -------------------------------------------------
 By Federal Funds wire         Call us at (800)272-2700.
 ----------------------------- -------------------------------------------------
 By Investo-Matic              Complete the appropriate section on the
                               application and send it with your initial
                               investment payable to the fund. Mail them to:
                               State Street Bank, ATTN: Phoenix-Zweig Government
                               Cash Fund, P.O. Box 8301, Boston, MA
                               02266-8301.
 ----------------------------- -------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees on Class M Shares. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.



                                            Phoenix-Zweig Government Cash Fund 9

------------------------------ -------------------------------------------------
                               TO SELL SHARES
                               (CLASS M SHARES ONLY)
------------------------------ -------------------------------------------------
Through a financial advisor    Contact your advisor. Some advisors may charge a
                               fee.
------------------------------ -------------------------------------------------
Through Sweep Programs         Call us at (800)272-2700.
------------------------------ -------------------------------------------------
Through the mail               Send a letter of instruction, with
                               signature guarantees, and any share
                               certificates (if you hold certificate
                               shares) to: State Street Bank, ATTN:
                               Phoenix-Zweig Government Cash Fund, P.O.
                               Box 8301, Boston, MA 02266-8301. Be sure to
                               include the registered owner's name, fund
                               and account number, number of shares or
                               dollar value you wish to sell.
------------------------------ -------------------------------------------------
By check                       Call us at (800)272-2700.
------------------------------ -------------------------------------------------
By telephone                   For sales up to $10,000 for individual accounts
                               ($25,000 for joint accounts) can be made by
                               calling (800)272-2700.
------------------------------ -------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800)272-2700.

REDEMPTIONS BY MAIL
Send a clear letter of instructions with a signature guarantee and any applicable certificates.

If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800)272-2700.

The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


10 Phoenix-Zweig Government Cash Fund

REDEMPTIONS BY CHECK
You may establish a Check Service with State Street Bank and Trust Company. Checks must be in amounts of $500 or more. To obtain redemption checks, complete an application form which can be obtained by calling us at (800)272-2700. When a check is presented for payment, State Street will redeem full and fractional shares in your account to cover the amount of the check. State Street will not honor a check for less than $500 or for an amount exceeding the value of your account at the time the check is presented. We reserve the right to impose a service charge for check redemptions, stop payment orders and returned checks.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing. The maximum amount that may be redeemed by telephone is $10,000 for an individual account ($25,000 for joint accounts).

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

AUTOMATICALLY THROUGH SWEEP PROGRAMS
Customers of participating securities dealers and banks may participate in sweep programs by which an account with the dealer or bank is coordinated with an account in the Fund. Purchases and sales are made by the participating securities dealer or bank as agent of their customer. For further information about the sweep program, see the Statement of Additional Information or call us at (800)272-2700.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your account balance is less than $10,000, you may receive a notice requesting you to bring the balance up to $10,000 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


                                           Phoenix-Zweig Government Cash Fund 11

RETIREMENT PLANS
Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800)272-2700.


INVESTOR SERVICES
--------------------------------------------------------------------------------

Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $10,000.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The fund plans to make distributions from net investment income at intervals stated on the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                        DIVIDEND PAID
--------------------------------------------------------------------------------
   Government Cash Fund                   Monthly (declared Daily)
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


12 Phoenix-Zweig Government Cash Fund

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.



                                           Phoenix-Zweig Government Cash Fund 13

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the fund's financial performance over a five-year period. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.

PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                                        CLASS M
                                            -----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            1998            1997          1996          1995           1994
                                            ----            ----          ----          ----           ----
Net asset value, beginning of period         $1.00          $1.00         $1.00          $1.00          $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.05           0.05          0.05           0.05           0.04
                                              ----           ----          ----           ----           ----
     TOTAL FROM INVESTMENT OPERATIONS         0.05           0.05          0.05           0.05           0.04
                                              ----           ----          ----           ----           ----
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.05)         (0.05)        (0.05)         (0.05)         (0.04)
Change in net asset value                     0.00           0.00          0.00           0.00           0.00
                                              ----           ----          ----           ----           ----
NET ASSET VALUE, END OF PERIOD               $1.00          $1.00         $1.00          $1.00          $1.00
                                             =====          =====         =====          =====          =====
Total return                                  5.16%          5.22%         5.09%          5.32%          3.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $75,264        $56,599       $45,271        $48,515        $78,149
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)                      0.41%          0.41%         0.40%          0.64%          0.70%
   Net investment income                      5.01%          5.09%         4.98%          5.20%          3.58%

----------
(1) During 1998, 1997, 1996, 1995, and 1994, the manager voluntarily reimbursed the Government Cash Fund Class M Shares $0.003, $0.003, $0.003, $0.001, and $0.002 per share (0.28%, 0.32%, $0.32%, 0.10%, and 0.15% ratio of expenses to average net assets), respectively.



14 Phoenix-Zweig Government Cash Fund

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                                           CLASS A
                                                ------------------------------------------------------------------
                                                                                                         FROM
                                                                                                       INCEPTION
                                                            YEAR ENDED DECEMBER 31,                    5/1/94 TO
                                                1998          1997          1996          1995          12/31/94
                                                ----          ----          ----         ----          -----------

Net asset value, beginning of period            $1.00          $1.00         $1.00         $1.00          $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                         0.05           0.05          0.05          0.05           0.03
     TOTAL FROM INVESTMENT OPERATIONS            0.05           0.05          0.05          0.05           0.03
                                                 ----           ----          ----          ----           ----
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.05)         (0.05)        (0.05)        (0.05)         (0.03)
Change in net asset value                        0.00           0.00          0.00          0.00           0.00
                                                 ----           ----          ----          ----           ----
NET ASSET VALUE, END OF PERIOD                  $1.00          $1.00         $1.00         $1.00          $1.00
                                                =====          =====         =====         =====          =====
Total return                                     4.91%          4.97%         4.83%         5.08%          2.55%(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $8,290         $2,472        $3,360        $3,661         $4,303
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                         0.65%          0.65%         0.65%         0.87%          0.62%(1)
   Net investment income                         4.75%          4.85%         4.73%         4.97%          2.52%(1)

----------
(1) Not annualized.

(2) Includes reimbursement of operating expenses by investment adviser of $0.007, $0.11, $0.007, and $0.005 (0.65%, 1.09%, 0.66% and 0.47% ratio of expenses to average net assets) per share for the periods ending December 31, 1998, 1997, 1996, and 1995, respectively.

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                      CLASS B                              CLASS I
                                           --------------------------------    ---------------------------------
                                                                    FROM                                 FROM
                                               YEAR ENDED         INCEPTION         YEAR ENDED         INCEPTION
                                              DECEMBER 31,        4/8/96 TO        DECEMBER 31,        11/1/96 TO
                                            1998        1997      12/31/96      1998        1997        12/31/96
                                            ----        ----      --------      ----        ----        --------
Net asset value, beginning of period       $1.00       $1.00        $1.00       $1.00        $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                    0.04        0.04         0.03        0.05         0.05        0.01
     TOTAL FROM INVESTMENT OPERATIONS       0.04        0.04         0.03        0.05         0.05        0.01
                                            ----        ----         ----        ----         ----        ----
LESS DISTRIBUTIONS
   Dividends from net investment income    (0.04)      (0.04)       (0.03)      (0.05)       (0.05)      (0.01)
Change in net asset value                   0.00        0.00         0.00        0.00         0.00        0.00
                                            ----        ----         ----        ----         ----        ----
NET ASSET VALUE, END OF PERIOD             $1.00       $1.00        $1.00       $1.00        $1.00       $1.00
                                           =====       =====        =====       =====        =====       =====
Total return(1)                             4.18%       4.24%        3.03%(3)    5.23%        5.28%       0.80%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $1,738        $336          $33      $2,884         $100      $1,401
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                    1.35%       1.35%        1.35%(2)    0.35%        0.35%       0.35%(2)
   Net investment income                    3.97%       4.21%        4.03%(2)    5.15%        5.10%       5.03%(2)

----------
(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Includes reimbursement of operating expenses by investment adviser of $0.024, $0.58, and $0.007 (2.35%, 6.14% and 0.60% ratio of expenses to average net assets) for Class B Shares, and $0.011, $0.005, and $0.004 (1.12%, 0.47% and
0.38% ratio of expenses to average net assets) for Class I Shares for the periods ending December 31, 1998, 1997, and 1996, respectively.



16 Phoenix-Zweig Government Cash Fund

--------------------------------------------------------------------------------

PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                                           CLASS C
                                              ------------------------------------------------------------------
                                                                                                         FROM
                                                                                                       INCEPTION
                                                            YEAR ENDED DECEMBER 31,                    5/1/94 TO
                                                1998          1997           1996          1995        12/31/94
                                                ----          ----           ----          ----        --------
Net asset value, beginning of period            $1.00          $1.00         $1.00         $1.00          $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                         0.05           0.05          0.05          0.05           0.03
     TOTAL FROM INVESTMENT OPERATIONS            0.05           0.05          0.05          0.05           0.03
                                                 ----           ----          ----          ----           ----
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.05)         (0.05)        (0.05)        (0.05)         (0.03)
Change in net asset value                        0.00           0.00          0.00          0.00           0.00
                                                 ----           ----          ----          ----           ----
NET ASSET VALUE, END OF PERIOD                  $1.00          $1.00         $1.00         $1.00          $1.00
                                                =====          =====         =====         =====          =====
Total return(1)                                  4.91%          4.97%         4.83%         5.08%          2.55%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $6,624         $2,661        $4,535        $4,458         $5,040
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                         0.65%          0.65%         0.65%         0.87%          0.61%(2)
   Net investment income                         4.73%          4.84%         4.73%         4.97%          2.52%(2)

----------
(1) Maximum sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Includes reimbursement of operating expenses by investment adviser of $0.007, $0.01, $0.006, and $0.003 (0.73%, 1.00%, 0.60% and 0.28% ratio of expenses to average net assets) per share for the periods ending December 31, 1998, 1997, 1996, and 1995, respectively.


                                           Phoenix-Zweig Government Cash Fund 17

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
The fund has filed a Statement of Additional Information about the fund, dated ______, 1999 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:

[ARROW] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200, or

[ARROW]  by calling (800) 243-4361.

You may also obtain information about the fund from the Securities and Exchange
Commission:

[ARROW]  through its internet site (http://www.sec.gov),

[ARROW]  by visiting its Public Reference Room in Washington, DC, or

[ARROW] by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER REPORTS
The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from January 1 through December
31. You may request a free copy of the fund's Annual and Semiannual Reports:

[ARROW] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200, or

[arrow]  by calling (800) 243-4361.

                 Customer Service and Marketing: (800) 272-2700
                        Telephone Orders: (800) 272-2700



SEC File Nos. 2-93538 & 811-04116
                                     Printed on recycled paper using soybean ink

18 Phoenix-Zweig Government Cash Fund

                               PHOENIX-ZWEIG TRUST

                       PHOENIX-ZWEIG GOVERNMENT CASH FUND
                                 CLASS M SHARES

                          900 Third Avenue, 31st Floor

                            New York, New York 10022

                       STATEMENT OF ADDITIONAL INFORMATION
                                __________, 1999

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Zweig Trust (the "Trust"), dated _________, 1999, and should be read in conjunction with it. This Statement of Additional Information describes Class M Shares of the Fund only and relates to the Prospectus describing such Class M Shares. Class M Shares currently have no exchange feature, and may not be exchanged for Class A, Class B, Class C and Class I Shares of the Fund, or shares of any other Fund of the Trust. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.

                                TABLE OF CONTENTS

                                                                  PAGE

THE TRUST ...............................................................    1
INVESTMENT OBJECTIVES AND POLICIES ......................................    1
PERFORMANCE .............................................................    2
PERFORMANCE COMPARISONS .................................................    4
INVESTMENT ADVISERS .....................................................    4
DETERMINATION OF NET ASSET VALUE ........................................    5
HOW TO BUY AND SELL SHARES ..............................................    6
TAX SHELTERED RETIREMENT PLANS ..........................................    7
THE DISTRIBUTOR AND DISTRIBUTION PLANS...................................    7
ADDITIONAL INFORMATION...................................................    8


                 Customer Service and Marketing: (800) 272-2700
                        Telephone Orders: (800) 272-2700

PXP1175 (__/99)

                                    THE TRUST

   Phoenix-Zweig Trust (the "Trust") is an open-end management investment company which was organized in 1984 as a Massachusetts business trust, then reorganized as a Delaware business trust in 1996.

   The Trust's Prospectus describes the investment objectives of the Phoenix-Zweig Government Cash Fund (the "Fund"), and summarizes the investment policies and investment techniques the Fund will employ in seeking to achieve its investment objective. The following discussion supplements the description of the Fund's investment policies and investment techniques in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

   The investment objective of the Fund is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of the Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Trust and may not be changed without the approval of the Fund's shareholders.

REPURCHASE AGREEMENTS
   Repurchase agreements involve purchases of securities by the Fund. In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller who also simultaneously agrees to buy back the security at a fixed price and time. This assumes a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws. The Government Cash Fund intends to invest more than 20% of its assets in repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities and only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. The Fund's repurchase agreements must be fully backed by collateral (U.S. Government securities) that is marked to market, or priced, each day.

U.S. TREASURY ISSUES
   The Government Cash Fund may invest in U.S. Treasury issues, such as bills, certificates of indebtedness, notes and bonds, and issues of U.S. Government agencies and instrumentalities which are established under the authority of an act of Congress, such as the Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association (GNMA), Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service. Some of these securities, such as Federal Housing Administration debenture obligations, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. The Fund will not invest in obligations of the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, or the Inter-American Development Bank, or in FHA or VA pooled mortgages.

                             INVESTMENT RESTRICTIONS

   The Government Cash Fund has adopted certain restrictions and fundamental policies which cannot be changed without a vote of a majority of its outstanding voting securities. A majority for this purpose is defined as the lesser of: (a) 67% of the shares represented at a meeting if at least 50% of all shares are represented; or (b) more than 50% of all outstanding shares. However, these policies may be modified by the Trustees without shareholder approval to the extent necessary to facilitate the implementation of a master-feeder structure for the Government Cash Fund. Except as stated above with respect to a master-feeder structure, the Government Cash Fund may not:

   o Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds, industrial revenue bonds or corporate bonds or debentures;

   o Borrow money, except from banks for temporary purposes in an amount up to 10% of the value of its total assets. The Government Cash Fund may only pledge its assets in an amount up to 10% of the value of its total assets, and then only to secure such borrowings. The Government Cash Fund will borrow money only to accommodate requests to redeem shares to effect an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes; accordingly, it is anticipated that any such borrowing will be repaid before additional investments are made. The Government Cash Fund currently does not intend to borrow money to an extent exceeding 5% of its total assets. The Government Cash Fund may not issue any securities which would be deemed to be senior securities in contravention of the 1940 Act;

   o With respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities;

   o Sell securities short;

   o Write or purchase put or call options;

   o Underwrite the securities of other issuers;

   o Purchase or sell real estate, real estate investment trust securities, commodities or oil and gas interests;

   o Make loans to others, except that engaging in permissible activities specified in the Prospectus under the heading "Principal Investment Strategies" and in this Statement of Additional Information under the headings "Investment Objectives and Policies" and "Investment Restrictions" shall not be viewed as loans for this purpose;

   o Invest more than an aggregate of 10% of its net assets (taken at current value) in repurchase agreements maturing in more than seven days and other illiquid investments (such as non-negotiable certificates of deposit, non-negotiable time deposits or other non-marketable securities);

   o Invest in companies for the purpose of exercising control; or

   o Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

   The foregoing percentage restrictions apply at the time an investment is made; a later increase or decrease in percentage may result from changes in values or the Government Cash Fund's net assets but will not be deemed to result in an investment which is contrary to these restrictions.

                                   PERFORMANCE

   From time to time, the Trust determines a current yield and effective yield for each class of shares of the Government Cash Fund. For a further discussion of how the Trust calculates yield, see "Pricing of Fund Shares" in the Prospectus.

   The effective yield is an annualized yield based on a compounding of the unannualized base period return. The effective yield will be slightly higher than the yield or seven-day current yield because of the compounding effect of the assumed reinvestment.

   These yields are each computed in accordance with a standard method prescribed by the rules of the Commission, by first determining the net change in account value for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized base period return equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

The yields are then calculated as follows:

                                 Net Change in Account Value       365
                 Current Yield = ----------------------------  X  -----
                                   Beginning Account Value          7

                                                              365
                 Effective Yield = [(1 + Base Period Return) ----- ] - 1
                                                               7

   For the seven days ended December 31, 1998, the Government Cash Fund's effective (compounded) and current yields were 4.65% and 4.75%, respectively, for Class M Shares; 4.50% and 4.41%, respectively, for Class A Shares; 3.77% and 3.71%, respectively, for Class B Shares; 4.50% and 4.41%, respectively, for Class C Shares; and 4.81% and 4.71%, respectively, for Class I Shares.

   Yield is a function of portfolio quality and composition, portfolio maturity and operating expenses. Yields fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments or other investment companies that may use a different method of calculating yield.

OTHER FUNDS

   The Trust will include performance data for Class M, Class A, Class B, Class C and Class I Shares of the Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of the Fund. Such performance information will be based on investment yields or total returns for the Fund.

YIELD

   Yield may not be the same as the distribution rate or the income reported in the Fund's financial statements. We compute yield by taking the interest and dividend income the Fund earns in a 30-day period, net of expenses, and dividing that amount by the average number of shares entitled to receive dividends. Yield will be calculated, using a one-month base period, according to the following formula:

                        Yield = 2 X [(a-b/cd) + 1] 6 - 1

   Where:

   a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
   d = the maximum offering price per share on the last day of the period.

   The annualized yield for the Class A, Class B, Class C and Class I Shares of the Government Fund at December 31, 1998 was 4.41%, 3.71%, 4.41% and 4.71%, respectively.

AVERAGE ANNUAL TOTAL RETURN
   Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price (in the case of Class A Shares) or reflecting the deduction of any applicable CDSC. All data are based on past investment results.

   Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                     P(1 + T)n = ERV

   Where:

       P = a hypothetical initial investment in the Fund of $1,000
       T = average  annual total return
       n = number of years in period
      ERV= ending  redeemable  value at the end of the period of a hypothetical
           $1,000  investment in the Fund made at the beginning of the period.

   The following table summarizes the calculation of total return for the Fund (including the effect of the maximum sales charge) where applicable, through December 31, 1998.

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                                                  Commencement of
                                   Year Ended        Five Years Ended     Ten Years Ended           Operations*
                                    12/31/98             12/31/98            12/31/98               to 12/31/98
                                    --------             --------            --------               -----------
Class M Shares                        5.2%                 4.9%                5.2%                     6.3%
Class A Shares                        4.9%                 --                   --                      4.8%
Class B Shares                        4.2%                 --                   --                      4.2%
Class C Shares                        4.9%                 --                   --                      8.8%
Class I Shares                        5.2%                 --                   --                      5.2%

*Since inception, March 1, 1982 for Class M Shares; May 1, 1994 for Class A and Class C Shares; April 8, 1996 for Class B Shares; and November 1, 1996 for Class I Shares

   The investment results of the Class M, Class A, Class B, Class C and Class I Shares of the Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class or the Fund's expenses, realized or unrealized investment gains and losses, and the results of the Fund's investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

                             PERFORMANCE COMPARISONS

   The Fund also may include in its advertisements data from Age Wave, Inc.; the American Association of Retired Persons; Barron's; Business Week; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; Donoghue's Money Fund Report; Financial Planning; Financial World; Forbes; Fortune; Fundscope, Hulbert Financial Digest; Ibbotson Associates; Individual Investor; Investment Advisor; Investors Business Daily; The Liscio Report; Lipper Analytical Services, Inc.; Micropal Inc.; Money; Morningstar Mutual Funds; Mutual Fund Forecaster; Mutual Funds Magazine; The National Center for Education Statistics; The New York Times; The Philatelic Foundation; Smart Money; USA Today; U.S. News & World Report; The Wall Street Journal; Worth and other industry publications.

   The Adviser places orders for the purchase and sale of securities for the Government Cash Fund. All the Government Cash Fund's portfolio transactions are principal transactions with major dealers in money market instruments on which no brokerage commission is paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. Transactions are allocated to various dealers according to the best judgment of the Adviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Adviser may receive orders for transactions by the Government Cash Fund.

                               INVESTMENT ADVISERS

    Zweig/Glaser Advisers LLC ("Zweig/Glaser") is the investment adviser to the fund and is located at 900 Third Avenue, New York, NY 10022. Zweig/Glaser acts as investment adviser to two other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1998, Zweig/Glaser was managing eleven funds with net assets of approximately $2.6 billion and acting as administrator for two closed-end funds with assets in excess of $1.4 billion. Zweig/Glaser has been managing funds since September 1989.

   Zweig/Glaser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a Delaware corporation, located at 56 Prospect St., Hartford, CT 06115. PXP is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. As of December 31, 1998, PXP had over $53.5 billion in assets under management.

   Overall responsibility for the management and supervision of the Trust and the Fund rests with the Trustees of the Phoenix-Zweig Trust (the "Trustees"). Zweig/Glaser's services under its Management Agreement are subject to the direction of the Trustees.

   The Management Agreement will continue in effect for two years if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or interested persons of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. The Management Agreement was last approved by the Trustees on January 12, 1999 and by the shareholders on February 25, 1999.

   The Management Agreement provides that the Adviser is liable only for its acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Adviser to render services to others and to engage in other activities.

   Pursuant to the Management Agreement, the Adviser: (a) supervises and assists in the management of the assets of the Fund, furnishes the Fund with research, statistical and advisory services and provides regular reports to the Trustees;
(b) provides advice and assistance with the operations of the Trust, compliance support, preparation of the Trust's registration statements, proxy materials and other documents and advice and assistance of the Adviser's General Counsel; (c) makes investment decisions for the Trust; (d) selects brokers and dealers to execute transactions for the Fund; and (e) furnishes office facilities, personnel necessary to provide advisory services to the Fund, personnel to serve without salaries as officers or agents of the Trust and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates. Pursuant to the Servicing Agreement, Zweig/Glaser has delegated to Zweig the responsibility for making asset allocation decisions for the Fund.

   The Fund's Subadviser is Zweig Consulting, LLC ("Zweig"). Its principal offices are located at 900 Third Ave., New York, NY 10022. Zweig's services under the Servicing Agreement are subject to the direction of both the Trustees and Zweig/Glaser. Under a

Servicing Agreement with Zweig/Glaser, Zweig's duties to the Fund include: (1) promoting the interests of the Trust; (2) performing asset allocation research and analysis; and (3) ensuring that investments follow the investment objective, strategies, and policies of the Fund and comply with government regulations.

   In managing the assets of the Fund, the Adviser furnishes continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the Fund and what securities shall be held or sold by the Fund. The Subadviser determines what portion of the Fund's assets shall be held uninvested as cash. Both the Subadviser and Adviser are subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Adviser places order for the investment and reinvestment of the Fund's assets.

   The Trust pays the Adviser for its services pursuant to the Management Agreement a monthly fee at the annual rate of 0.50% of the average daily net assets of the Government Cash Fund.

   For the fiscal year ended December 31, 1998, Zweig/Glaser earned investment management fees of $433,374.

   For the years ended December 31, 1997 and 1996, the fees paid to Zweig/Glaser for the Fund were $257,892 and $322,034, respectively.

   The Adviser has voluntarily undertaken to limit the expenses of the Government Cash Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 2000 to 0.35% of its average daily net assets. During the years ended December 31, 1998, 1997 and 1996, the Adviser's reimbursements to the Government Cash Fund aggregated $296,837, $251,454 and $247,233, respectively. The Adviser reserves the right to discontinue this policy at any time after April 30, 2000.

   The Adviser may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Trust. The Distributor or its affiliates may provide the Adviser (without charge to the Trust) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to certain assets of the Trust.

   The Adviser has adopted a Code of Ethics (the "Code") that requires all persons subject to the Code to pre-clear any proposed non-exempt personal securities transaction. Permission for any proposed transaction will be granted provided it is determined that such would not negatively impact activity in client accounts. In the event that a client of the Adviser's affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Adviser.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each class of shares is determined as of 2:00 p.m. New York time on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The Board of Trustees ("the Board") has determined that it is in the best interests of the Government Cash Fund and its shareholders to seek to maintain a stable net asset value per share, and that the appropriate method for valuing portfolio securities is the amortized cost method, provided that such method continues to fairly reflect the market-based net asset value per share. The Board shall continuously review this method of valuation and make changes that may be necessary to assure that the Government Cash Fund's instruments are valued at their fair value as determined by the Board in good faith.

   The Board has determined that the Government Cash Fund will comply with the conditions of Rule 2a-7 under the Act regarding the amortized cost method of valuing portfolio securities. Under Rule 2a-7, the Board is obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share of the Fund for purposes of distribution and redemption, at $1.00 per share. These procedures include periodically monitoring, as the Board deems appropriate, at such intervals as are reasonable in light of current market conditions, the relationship between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon available indications of market value. The Board will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the amortized cost value and the market value per share. The Board will take such steps as it considers appropriate (e.g., redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends, or utilizing a net asset value per share determined by using market quotations) to minimize any material dilution or other unfair results that might arise from differences between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon market value.

   Rule 2a-7 requires that a dollar-weighted average portfolio maturity of not more than 90 days, appropriate to the objective of maintaining a stable net asset value of $1.00 per share, be maintained, and precludes the purchase of any instrument with a remaining time to maturity of more than 397 calendar days. However, the underlying securities used as collateral for repurchase agreements are not subject to these restrictions, because a repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is deemed to occur. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Government Cash Fund will invest its available cash in a manner that will reduce such average maturity to 90 days or less as soon as reasonably practicable. Rule 2a-7 also requires the Government Cash Fund to limit its investments to instruments that the Board determines present minimal credit risks and that have been given one of the two highest rating categories by nationally recognized statistical rating organizations, or, in the case of instruments that are not so rated, are of comparable quality as determined under procedures established by the Board.

   It is the normal practice of the Government Cash Fund to hold portfolio securities to maturity and realize their par values, unless a prior sale or other disposition thereof is mandated by redemption requirements or other extraordinary circumstances. A debt security held to maturity is redeemable by its issuer at its principal amount plus accrued interest. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Government Cash Fund (computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above) may tend to be higher than a similar computation made by utilizing a method of valuation based upon market prices and estimates. The Government Cash Fund may, to a limited extent, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if the Adviser believes such disposition advisable, or necessary to generate cash to satisfy redemptions. In such cases, the Government Cash Fund may realize a gain or loss.

   Class M Shares are entitled to dividends as declared by the Board and, on liquidation of the Fund, are entitled to receive their share of the net assets of the Fund. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

                           HOW TO BUY AND SELL SHARES

   Reference is made to the materials in the Prospectus under the headings "How to Buy Shares" and "How to Redeem Shares," which describe the methods of purchase and redemption of Fund shares. The following is additional information related to certain of those methods. Class M Shares are not exchangeable with any of the Phoenix-Zweig Funds.

SWEEP PROGRAMS
   Class M Shares of the Fund may be purchased through certain participating securities dealers and/or banks (Institutions) which have established sweep programs under which cash in their customers' accounts may be automatically invested in the Fund. The customers' rights under these programs are governed by the provisions of the particular Institution's program and the details of the programs vary. The description below, while generally followed, should be considered as illustrative of how such programs work, but may not be true of a particular program.

   Typically, in these programs each participating customer, pursuant to an agreement executed with a particular Institution, becomes the beneficial owner of specific shares of the Fund which may be purchased, redeemed and held by the Institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The participating Institution holds shares registered in its name, as agent for the customer, on the books of the Fund. A statement regarding the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer normally are available to the customer promptly upon request. In addition, each customer is sent proxies, periodic reports and other information from the Trust with regard to the shares. The customer's shares are fully assignable and may be encumbered by the customer. The sweep agreement can be terminated by the customer at any time, without affecting beneficial ownership of the shares. In order to obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum is not maintained. In general, the automatic investment in shares of the Fund occurs on the same day that withdrawals are made from the customer's account by the participating Institution, but there may be a greater time lag between the removal of funds from an account and their investment in shares of the Fund. Depending on the particular program of the participating Institution, the customer may or may not earn interest on the funds being swept during this lag.

   All agreements which relate to the service are with the participating Institution. Neither the Distributor nor the Fund is a party to any of those agreements and no part of the compensation received by the participating Institution flows to the Fund or to the Distributor or to any of their affiliates either directly or indirectly. Information concerning those programs and any related charges or fees is provided by the particular Institution prior to purchases of the Class M Shares. Any fees charged by a participating Institution effectively reduces the Fund's yield for those customers.

   If a participating bank were prohibited from offering the sweep program, it is expected that customers of the participating bank who seek to invest in the Fund would have to purchase and redeem shares directly through the Fund's transfer agent, State Street Bank and Trust Company (State Street, or the transfer agent).

CHECK SERVICE
   An investor may request in writing that the Fund establish a check service ("Check Service") with State Street as agent to draw against the investor's Fund account. Upon receipt of such request, the Fund will provide checks ("Checks"). Checks may be made payable to the order of anyone in an amount of $500 or more. Class M Shares held under retirement plans or IRAs are not eligible for the Check Service. The Check Service is subject to State Street's customary rules and regulations governing checking accounts, and the Fund and State Street each reserve the right to change or suspend the Check Service. The Check Service may be discontinued at any time or for any investor. The Check Service does not create a checking or other bank account relationship between the shareholder and State Street, the Fund or the Distributor.

   When a Check is presented to State Street for payment, through normal banking channels, State Street, as the investor's agent, causes the Fund to redeem at the net asset value a sufficient number of full and fractional Class M Shares to cover the amount of the Check. If there is an insufficient number of shares in your account, the Check is marked insufficient funds and is returned unpaid to the presenting bank. Checks will only clear State Street if drawn against funds which have been invested for at least 15 days, except for wire investments. Cancelled (paid) Checks are returned to you; however, this practice may be discontinued in the future or a charge for such service may be imposed. By requesting the Check Service, you agree to indemnify and hold harmless State Street, the Fund, the Distributor and any of their agents from any liability for honoring Checks or for effecting or facilitating redemptions pursuant to the Check Service or for returning Checks which have not been accepted. The Check Service enables you to receive the daily dividends declared on the shares to be redeemed until the day that the Check is presented to State Street for payment. Since the aggregate amount in your account changes each day because of the daily dividend, you should not attempt to withdraw the full amount in your account by using the Check Service.

   The Fund reserves the right in its sole discretion to reject any purchase order in whole or in part for any reason that it deems sufficient and to change the minimum investment and subsequent purchases in the Fund.

   No stock certificates will be issued unless specifically requested in writing by an investor. Instead, an account will be established for each investor and all shares purchased or received, including those obtained through reinvestment of distributions, will be registered on the books of the Fund and credited to such account.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

                     THE DISTRIBUTOR AND DISTRIBUTION PLANS

 Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Phoenix Equity Planning Corporation ("Equity Planning") acts as distributor of the Trust's shares. The Trust has adopted a separate Rule 12b-1 Plan for the Class M Shares (the "Class M Plan").The Class M Plan provides that the Distributor may enter into Service Agreements with securities dealers, financial institutions, banks, and other industry professionals for distribution, promotion and administration of and/or servicing investors in Class M Shares. Such service organizations are paid directly or indirectly by Zweig Government Cash Fund and the Manager. Service payments under the Class M Plan are paid in equal amounts by Zweig Government Cash Fund and the Manager, or Zweig Government Cash Fund and the Manager reimburse the Distributor equally for service payments to a service organization, in an amount not exceeding 0.30% per annum of the average daily net asset value of the Class M Shares. The Class M Plan also provides that Zweig Government Cash Fund will pay the costs and expenses connected with the printing and distribution of Zweig Government Cash Fund's prospectuses, shareholder reports, and any promotional material for other than current Fund shareholders, in an amount not to exceed $100,000 per annum.The amendment of the Distribution Agreement was last approved by the Trustees on December 18, 1998.

   The Trust has also adopted a distribution plan for the Class A, Class B and Class C Shares of the Fund (the "Class A, Class B and Class C Plans"), in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares subject to the Class A, Class B and Class C Plans pays a service fee at the rate of 0.25% per annum of the daily average net assets of such class and a distribution fee based on average daily net assets at the following rates: for Class A Shares 0.05% per annum; for Class B Shares -- 0.75% per annum and for Class C Shares -- 0.05% per annum.

   A report of the amounts expended under the Class M Plan and the Class A, Class B and Class C Plans (collectively, the "Plans") must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

   The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any Class of a Series, by vote of a majority of the shares of such Class. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons. If the Plans are terminated (or not renewed) with respect to one or more Classes of shares, they may continue in effect with respect to any Class or Fund as to which they have not been terminated (or have been renewed).

   Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.

   Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above. The continuance of the Plan was last approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting held on December 18, 1998. The adoption of the Class M Plan was approved by the Board of Trustees at a meeting held on December 14, 1993, and was approved by the initial shareholders of the Class M Shares on April 25, 1994. Prior to approving the continuance of the Plan and the adoption of the Class M Plan, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Plans. In making its determination to continue the Plan and adopt the Class M Plan, the Board considered, among other factors: (1) the Trust's experience under the Plan and the previous Rule 12b-1 Plan for the Class A Shares of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plan and the previous Class A Rule 12b-1 Plan and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon its review, the Board, including each of the Qualified Trustees, determined that the continuance of the Plan and the adoption of the Class M Plan would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein. The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes. The Trust acknowledges that it has obtained its name by consent of Dr. Martin E. Zweig and agrees that, except as otherwise provided, the Trust may use the Name only so long as (i) the Manager shall continue to be retained by the Trust as its investment manager pursuant to an investment management agreement between the Trust and the Manager, as from time to time amended or supplemented, and (ii) Dr. Martin E. Zweig shall continue to be affiliated in a managerial capacity with the Manager.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected as the independent accountants for the Fund.
PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   The Bank of New York, 48 Wall Street, New York, New York 10015 serves as custodian and fund accounting agent, and State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02260-8505, serves as the transfer agent and dividend paying agent for the Trust.

   For the convenience of shareholders, the transfer agent maintains in book account form the records of shares owned by Trust shareholders. Shareholders may request that the transfer agent issue to them certificates representing their ownership of Trust shares.

REPORT TO SHAREHOLDERS
    The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.

FINANCIAL STATEMENTS
   The Financial Statements for the Fund's fiscal year ended December 31, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

REGISTRATION STATEMENT
   This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.

   Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information and the Prospectus form a part, each such statement being qualified in all respects by such reference.

                               PHOENIX-ZWEIG TRUST

                            PART C--OTHER INFORMATION

ITEM 23. FINANCIAL STATEMENTS AND EXHIBITS

          a.1.       Agreement and Declaration of Trust.(9)

            b.       By-Laws of the Trust. (9)

            c. Instruments defining shareholder rights incorporated by reference to Exhibits a.1 and a.2 above.

          d.1.       Management Agreement between the Trust and Zweig/Glaser Advisers.(11)

          d.2.       Servicing Agreement between Zweig/Glaser Advisers and Zweig Consulting LLC.(11)

            e.       None.

            f.       None.

          g.1.       Form of Custody Agreement (the "Custody Agreement") between the Registrant and Bank of New York. (3)

          h.1.       Form of Transfer Agency Agreement (the "Transfer Agency Agreement") between the Trust and PEPCO.(11)

          h.2.       Form of Administration Agreement between the Trust and Zweig/Glaser Advisers. (11)

            i.       None.

          j.1.       Consent of PricewaterhouseCoopers LLP, Independent Public Accountant.(11)

            k.       None.

          l.1.       Subscription Agreement for Shares of the Government Securities.(2)

          l.2.       Subscription Agreement for Shares of the Zweig Strategy Fund.(4)

          l.3.       Subscription Agreement for Class C (f/k/a B Shares) Shares of the Trust.(6)

          l.4.       Subscription Agreement for Shares of Zweig Managed Assets.(7)

          l.5.       Subscription Agreement for Shares of the Zweig Appreciation Fund.(1)

          m.1.       Distribution Plan pursuant to Rule 12b-1 as Exhibit 15.(11)

            n.       Financial Data Schedules, reflected on EDGAR as Exhibit 27.(11)

          o.1.       Amended and Restated Rule 18f-3 Plan as Exhibit 18.(10)

          p.1.       Powers of Attorney for S. Leland Dill, Claire B. Benenson, James Balog, and Donald Romans.(9)
------------------

           (1)       Incorporated by reference to the Trust's Registration Statement on Form N-1A, filed previously on
                     September 28, 1984.

           (2)       Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of the Trust on
                     Form N-1A, filed previously on November 27, 1985.

           (3)       Incorporated by reference to Post-effective Amendment No. 3 to the Registration Statement of the Trust on
                     Form N-1A, filed previously on February 28, 1986.

           (4)       Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement of the Trust on
                     Form N-1A, filed previously on October 20, 1989.

           (5)       Incorporated by reference to Post Effective Amendment  No. 22 to the Registration Statement of the Trust on
                     Form N-1A, filed previously on April 20, 1990.

           (6)       Incorporated by reference to Post Effective Amendment No. 34 to the Registration Statement of the Trust on
                     Form N-1A, filed previously on March 2, 1992.

           (7)       Incorporated by reference  to Post Effective Amendment No. 37 to the Registration Statement of the Trust on
                     Form N-1A, filed previously on February 26, 1993.


                                       C-1

           (8)       Incorporated  by  reference  to  Post  Effective  Amendment  No.  40  to  the
                     Registration  Statement of the Trust on Form N-1A,  filed  previously on July
                     5, 1995.

           (9)       Incorporated  by  reference  to  Post  Effective  Amendment  No.  42  to  the
                     Registration  Statement of the Trust on Form N-1A,  filed previously on April
                     30, 1996.

          (10)       Incorporated  by  reference  to  Post  Effective  Amendment  No.  45  to  the
                     Registration  Statement of the Trust on Form N-1A, filed previously on August
                     20, 1997.

          (11)       To be filed with Post-Effective Amendment No. 48 on Form N-1A on May 1, 1999.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

   The Fund does not control and is not under common control with any other person.


ITEM 25. INDEMNIFICATION

   The Agreement and Declaration of Trust dated April 26, 1996 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement (Section 7), Underwriting Agreement (Section __), Custody Agreement (Section __) and Transfer Agency Agreement (Article __) each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

   All of the information required by this item is set forth in the Form ADV, as currently amended, of Zweig/Glaser Advisers and Zweig Consulting LLC (SEC File Nos. _______ and _________), which is incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITER

   (a) PEPCO also serves as the principal underwriter for the following other investment companies:

   Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix-Euclid Funds, Phoenix Equity Series Fund, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

   (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

         NAME AND PRINCIPAL                    POSITIONS AND OFFICES             POSITIONS AND OFFICES
          BUSINESS ADDRESS                        WITH DISTRIBUTOR                  WITH REGISTRANT
          ----------------                        ----------------                  ---------------
Michael E. Haylon                          Director                                      None
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                       Director and President              Chairman and Chief
56 Prospect St.                                                                Executive Officer
P.O. Box 150480
Hartford, CT 06115-0480


         NAME AND PRINCIPAL                    POSITIONS AND OFFICES             POSITIONS AND OFFICES
          BUSINESS ADDRESS                        WITH DISTRIBUTOR                  WITH REGISTRANT
          ----------------                        ----------------                  ---------------
William R. Moyer                           Director, Senior Vice President               None
100 Bright Meadow Boulevard                and Chief Financial
P.O. Box 2200                              Officer
Enfield, CT 06083-2200

John F. Sharry                             Executive Vice President,                     None
56 Prospect St.                            Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel                         Managing Director,                            None
56 Prospect St.                            Operations and Services
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne                           Vice President, Mutual Fund                   None
101 Munson Street                          Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Nancy G. Curtiss                           Vice President and Treasurer,                 None
56 Prospect St.                            Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg                        Vice President, Counsel and                   None
56 Prospect St.                            Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                       Assistant Vice President,                     None
56 Prospect Street                         Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480

   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

   All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of (1) the Registrant at 900 Third Avenue, 31st Floor, New York, New York 10022, (2) Zweig Consulting LLC, at 900 Third Avenue, New York, New York 10022, (3) State Street Bank and Trust Company, at 1776 Heritage Drive, North Quincy, Massachusetts 02171-2197, (4) Registrant's Transfer Agent, Phoenix Equity Planning Corporation, at 100 Bright Meadow Boulevard, Enfield, CT 06082.


ITEM 29. MANAGEMENT SERVICES

   The information required by this Item is included in the Statement of Additional Information.


ITEM 30. UNDERTAKINGS
   Not Applicable.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut on the 1st day of March, 1999.

                                                 PHOENIX-ZWEIG TRUST

ATTEST:                                          BY: /S/MARTIN E. ZWEIG
                                                     ---------------------------
                                                        MARTIN E. ZWEIG
                                                        PRESIDENT

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 1st day of March, 1999.

                SIGNATURE                                              TITLE
                ---------                                              -----

                                                                 Trustee
      -------------------------------
      Claire B. Benenson*

                                                                 Trustee
      -------------------------------
      James Balog*

                                                                 Trustee
      -------------------------------
      S. Leland Dill*

      /s/ Eugene J. Glaser                                       Chairman, Chief
      -------------------------------                            Executive
      Eugene J. Glaser                                           Officer,
                                                                 Trustee

      -------------------------------
      Donald Romans*
                                                                 Trustee
      -------------------------------

*By /s/ Martin E. Zweig
    ---------------------------------
*  Martin E. Zweig, Attorney-in-fact pursuant
   to powers of attorney previously filed.

                                     S-1(c)